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                                      LEASE

THIS LEASE made as of the 18th day of May, 1995
PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN

                         MENKES OFFICE PARKS LTD. and
                         INVESTORS GROUP TRUST CO. LTD. as
                         trustee for INVESTORS REAL PROPERTY FUND

                         (the "Landlord")
                                                             OF THE FIRST PART

                         - AND -

                         CHANGEPOINT CORPORATION

                         (the "Tenant")
                                                             OF THE SECOND PART

ARTICLES. For convenience of reference this Lease has been divided into the following Articles:

         Article I    - Definitions
         Article II   - Lease Term and Payments
         Article III  - Landlord and Tenant Covenants
         Article IV   - Repair and Damage
         Article V    - Taxes and Operating Costs
         Article VI   - Utilities and Additional Services
         Article VII  - Assigning and Subletting
         Article VIII - Fixtures and Improvements
         Article IX   - Insurance and Liability
         Article X    - Subordination, Attornment and Certificates
         Article XI   - Remedies of Landlord on Tenant's Default
         Article XII  - Events Terminating Lease
         Article XIII - Miscellaneous
         Article XIV  - Other Provisions

LIST OF SCHEDULES.  The following schedules form an integral part of this
Lease:

         Schedule "A" - Legal Description of Lands
         Schedule "B" - Leased Premises
         Schedule "C" - Rules and Regulations
         Schedule "D" - Landlord's Work

                           ARTICLE I - DEFINITIONS

1.0 DEFINITIONS. In this Lease the following defined terms shall have the meanings set forth below.

         "ADDITIONAL RENT" means Operating Costs under Section 5.5, Taxes under 5.3, Electricity under 6.2, and Insurance under Article IX and all other charges, costs and expenses required to be paid by the Tenant under the terms of this Lease (other than Base Rent) whether payable to the Landlord or not.

         "ADDITIONAL SERVICES" means the services and supervision supplied by the Landlord to the Leased Premises and Common Area Facilities and referred to herein or in any other provision hereof as Additional Services and any other services which from time to time the Landlord supplies to the Tenant at the Tenant's written request or as the Landlord deems necessary, acting reasonably and which are additional to the janitor and cleaning and other services typically supplied in a first class office building, supervision in connection with the making of any repairs or alterations by the Tenant affecting the Base Building, building systems or Leasehold Improvements.

         "ATTIC STOCK" means spare fan, pump and cooling tower motors, base Building light fixtures, fuses, etc.


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                                                                              2

         "BASE RENT" means the base rent payable by the Tenant in accordance with Section 2.3.

         "BUILDING" means the building municipally known as 1595 16th Avenue, Richmond Hill, Ontario.

         "CAPITAL TAX" is an amount presently or hereafter imposed from time to time pursuant to Part III of the Corporations Tax Act (Ontario) (the "Act") upon the Landlord or the owner of the Building and Lands and payable by the Landlord on account of its interest in the Building and the Lands or any part thereof, or its interest in or capital employed in the Building and the Lands, as the case may be.

         "COMMENCEMENT DATE" means June 23, 1995.

         "COMMON AREA FACILITIES" means all facilities, improvements, installations, utilities and equipment located in the Building or the Lands immediately surrounding the Building.

         "COMMON AREAS" means those areas, facilities, utilities, improvements, equipment and installations comprising the Lands and Building and which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers or licensees of) the Landlord, the Tenant, and other tenants of the Building and other buildings on the Lands, whether or not the same are open to the general public or a specific tenant of the Building, and include, but are not limited to, parking areas and all vestibules for and entrances and exits thereto; driveways, truckways and related areas; corridors and underground or above ground tunnels or passageways; stairways, escalators, ramps, and elevators and other transportation equipment and systems; tenant, common and public washrooms; telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; fire prevention, security and communication systems, any fixtures, chattels, systems, decor, signs, facilities, or landscaping and planted areas contained therein or maintained or used in connection therewith.

         "COST OF ADDITIONAL SERVICES" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the proportionate cost of all direct labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision without duplication or profit and other expenses reasonably allocated thereto.

         "INSURED DAMAGE" means that part of any damage occurring to the Leased Premises of which the entire cost of repair is actually recovered by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord, or for which the Landlord has self-insured under Section 9.1 herein.

         "LAND" means those lands described in Schedule "A" attached hereto.

         "LEASE" means this lease between the Landlord and the Tenant, and all amendments hereto.

         "LEASEHOLD IMPROVEMENTS" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or by or on behalf of any other previous occupant in the Leased


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                                                                              3

         Premises (including the Landlord) with the exception of trade fixtures, furniture and equipment, (not of the nature of fixtures), modular office furniture systems, improvements of a cosmetic nature such as rugs (but not broadloom), decorations and other improvements moveable without the use of tools, but Leasehold Improvements include all office partitions however affixed and includes wall-to-wall and other carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage.

         "LEASED PREMISES" means approximately 8,504 square feet of Rentable Area on the 7th floor of the Building as outlined in red on the plans attached as Schedule "B".

         "NORMAL BUSINESS HOURS" means the hours of 7:00 a.m. to 7:00 p.m. Monday to Friday, except public holidays.

         "OPERATING COSTS" means the total of all expenses, costs, and outlays incurred in the complete maintenance, repair and operation of the Building and Common Area Facilities, whether incurred by or on behalf of the Landlord.

         (i) Operating Costs shall include without limiting the generality of the foregoing (but subject to certain deductions as hereinafter provided), the cost of providing complete cleaning and janitorial services, the cost of building supplies used in the maintenance of the Building, Attic Stock, supervisory (if any) and maintenance services, exterior landscaping, snow removal, garbage and waste collection and disposal, rental of equipment and signs, janitorial services to the Common Areas of the Building, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), and the replacement of electric light bulb tubes, starters and ballasts, telephone and other utilities and services to both rentable and non-rentable areas, the cost of all repairs including repairs to the Building or services in the Building or Common Area Facilities including elevators, depreciation on the central HVAC systems distribution plant and associated equipment, depreciation on all fixtures, equipment and facilities requiring periodic maintenance or substantial replacement, the cost of window cleaning, and providing security (if any), the cost of all insurance for liability or fire or other casualties referred to in
                  Article 9.1, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to tenants and audit charges required to be incurred for the conclusive determination of any costs hereunder, legal fees, the amount of all salaries (only to the extent that such salaries or a proportion thereof, relate directly to the Building), wages and fringe benefits, unemployment and workers compensation insurance premiums, pension plan contributions and other similar premiums and contributions paid or provided to employees directly or a reasonable proportion thereof engaged in the maintenance, repair or operation of the Building, amounts paid to independent contractors for any services in connection with such maintenance, repair or operation, the cost of management fees, and other indirect expenses to the extent allocable to the maintenance, repair and operation of the Building and Common Area Facilities and all other expense of every nature incurred in connection with the maintenance, repair and operation of the Building and Common Area Facilities; and

         (ii)     Operating Costs shall exclude:


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                  (a)      debt service, and all management costs not allocable
                           to the actual maintenance, repair and operation of the Building (such as that incurred in connection with leasing and rental advertising); and


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                  (b)      costs of structural repairs, depreciation on the
                           building structure and all proceeds of insurance received by the Landlord or the mortgagee.

         "PROPERTY" means the Land and Building.

         "PROPORTIONATE SHARE" shall mean the fraction which has as its numerator the Rentable Area of the Leased Premises and has as its denominator the total Rentable Area of the Building. The total Rentable Area of the Leased Premises shall be adjusted from time to time, as may be reasonably necessary, to give effect to any structural or functional changes affecting the calculation of total Rentable Areas.

         "RENT"  means Base Rent and Additional Rent.

         "RENTABLE AREA" in this Lease means:

         (i) in the case of a single tenancy on a whole floor of the Building, all areas within the inside finished surface of the dominant portion of the permanent outer Building walls and shall be computed by measuring the inside finished surface of the dominant portion of the permanent outer Building walls and shall include Service Areas and any special stairs and/or elevators for the specific sole use of that floor, but excluding stairs, elevator shafts, flues, pipe shafts and vertical ducts and the like and their enclosing walls (the "VERTICAL OPENINGS"), with no deductions for columns or projections necessary to the Building plus a gross-up factor for ground floor services in common with other tenants, including, but not limited to vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building; and

         (ii) in the case of a floor of the Building to be occupied by more than one tenant, all areas from the inside finished surface of the dominant portion of the permanent outer Building walls to the Tenant's side of corridors and/or other permanent interior walls and to the centre of demising partitions which separate the area occupied from adjoining rentable premises, herein referred to as the "USABLE AREA", plus a gross-up factor for the Service Areas on the floor in common with other tenants on the same floor, including, but not limited to, corridors, elevator lobbies, mechanical, electrical, telephone and janitor's rooms exclusively serving the floor, such factor to be based upon a ratio which the Service Areas of the floor bear to the sum of the Usable Area of the floor, plus an additional gross-up factor for ground floor services in common with other tenants, including, but not limited to, vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building.

         "RULES AND REGULATIONS" means the rules and regulations attached as Schedule "C".

         "SERVICE AREAS" shall mean the area of corridors, elevator, lobbies, service elevator lobbies, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises on the same floor.

         "TAXES" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise,


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         levied, imposed or assessed against the Building, Common Areas or
         Common Area Facilities or upon the Landlord in respect thereof including Capital Tax and commercial concentration tax, or from time to time levied, imposed or assessed in the future in lieu thereof, or in addition thereto, whether now contemplated or not, and those levied, imposed or assessed for education, schools and local improvements and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments), incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined, and also including Large Corporations Tax or any similar or successor tax in lieu thereof or in addition thereto assessed upon the Landlord.

         "TERM" means the term of the Lease stipulated in paragraph 2.2.

         "UTILITIES" means electricity as described in Article 6.2, natural gas and any other utility required in the operation of the Building.


                            ARTICLE II - LEASE TERM AND PAYMENTS

2.1 DEMISE. In consideration of the rents, covenants and agreements hereinafter reserved and contained, the Landlord hereby leases to the Tenant, for the exclusive use of the Tenant, the Leased Premises for the Term.

2.2 TERM. The Lease shall have a term of five (5) years commencing on the 23rd day of June, 1995 and ending the 22nd day of June, 2000, unless such term shall be sooner terminated as hereinafter provided.

2.3 It is understood and agreed that for the purposes of calculating the Base Rent and Additional Rent payable during the first six (6) months of the Term, the Leased Premises shall be divided into Area A being 6,000 square feet and Area B being 2,504 square feet.

         After the first six (6) months of the Term there shall be no further need to designate separate areas and the Leased Premises shall be deemed one Rentable Area of 8,504 square feet.

         AREA A

         BASE RENT. The Tenant shall pay for Area A from June 23, 1995 until December 22, 1995 of the within Term, the sum of $31,500.00 of lawful money of Canada in six (6) equal monthly installments of $5,250.00 in advance, the first of such installment to become due and payable on June 23, 1995. The aforesaid Base Rent is calculated at the rate of $10.50 per square foot of Rentable Area per annum calculated on 6,000 square feet.

         AREA B

         The Tenant shall not be obligated to pay Base Rent or Additional Rent for Area B for the first two (2) months of the Term.

         BASE RENT.  The Tenant shall pay for Area B from August 23,


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                                                                              7

         1995 until December 22, 1995 of the within Term, the sum of $10,959.16 of lawful money of Canada in four (4) equal monthly installments of $2,739.79 in advance, the first of such installment to become due and payable on August 23, 1995. The aforesaid Base Rent is calculated at the rate of $13.13 per square foot of Rentable Area per annum calculated on 2,504 square feet.

         AREA A TOGETHER WITH AREA B

         BASE RENT. The Tenant shall pay for Area A and Area B, yearly and every year from December 23, 1995 until June 22, 2000 of the within Term, the sum of $44,646.00 of lawful money of Canada in six (6) equal monthly installments of $7,441.00 in advance, the first of such installment to become due and payable on June 23, 1996. The aforesaid Base Rent is calculated at the rate of $10.50 per square foot of Rentable Area per annum calculated on 8,504 square feet.

         It is understood and agreed that the Tenant shall not be obligated to pay Base Rent for the Leased Premises for the period of December 23rd through June 22nd of each year of the Original Term of the Lease. During the Base Rent free periods, the Tenant shall be responsible for the payment of all Additional Rent attributable to the Leased Premises.

         IF THE TERM COMMENCES on any day other than the first or ends on any day other than the last day of the month, the Base Rental and additional rental for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata. All Base Rental payments shall be payable on the first of each month.

2.4 PREPAID RENT. The Landlord acknowledges receipt of the sum of $15,000.00, including GST, representing payment towards the first Rents due under the Lease.

2.5      POST-DATED CHEQUES

         The Tenant shall deliver to the Landlord, prior to the Tenant taking possession of the Premises, twelve (12) post-dated cheques each in the amount equal to the monthly Base Rent plus the Additional Rent payments required under this Lease. One month prior to the first and subsequent anniversaries of the Lease, the Tenant agrees to deliver twelve (12) post-dated cheques to the Landlord.

                       ARTICLE III - LANDLORD AND TENANT COVENANTS

3.1      LANDLORD COVENANTS. The Landlord covenants with the Tenant:

         (a)      QUIET ENJOYMENT.  To provide for quiet enjoyment.

         (b) INTERIOR CLIMATE CONTROL. To provide to the Leased Premises during Normal Business Hours, processed air by means of a system for heating and cooling, filtering and circulating, processed in such quantities, and at such temperatures as shall be reasonable in accordance with good standards of interior climate control generally pertaining to normal occupancy of premises for office purposes. The Landlord shall have no responsibility for inadequacy of the performance of the said system if the Leased Premises depart from the design criteria.

         (c) ELEVATORS. Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto reasonable standards of passenger elevator service to the


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                                                                              8

                  Leased Premises. The Tenant shall be responsible for any damages caused to the elevator as a result of taking possession or giving up possession of the Leased Premises and shall pay such costs forthwith upon demand as Additional Rent.

         (d) ENTRANCES LOBBYS, ETC.. To permit the Tenant and its employees and invitees to have the use in common with others entitled thereto of the common entrances, lobbies, stairways, elevators and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations and such other reasonable limitations as the Landlord may from time to time impose).

         (e) WASHROOMS. To permit the Tenant and its employees and invitees, in common with others entitled thereto to use the washrooms available to the Leased Premises on each floor of the Building upon which any part of the Leased Premises is located.

         (f) JANITOR SERVICE. To cause when reasonably necessary from time to time the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted, all in keeping with a first-class office building, such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

         (g) MAINTENANCE OF COMMON AREAS. To cause the elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

         (h) OPERATION OF BUILDING. Subject to chargeback to the Tenant as may be permitted under the terms of this Lease, to operate, maintain, repair and replace the Building including the structure, roof, foundation, the systems, equipment and facilities thereon in order to ensure the proper operation of an office building consistent with a first-class nature.

3.2      TENANT COVENANTS.  The Tenant covenants with the Landlord:

         (a)      RENT.  To pay Base Rent and Additional Rent.

         (b) PERMITTED USE. To use the Leased Premises only for the purpose of a business office and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

         (c) WASTE AND NUISANCE. Not to commit or permit any waste, damage or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, reasonable wear and tear excluded, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing unreasonable annoyance to other tenants and occupants of the Building.

         (d) CONDITION. Not to permit the Leased Premises to become hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and at the end of each business day to leave the Leased Premises in a condition such as to reasonably facilitate the performance of the Landlord's janitor and cleaning services referred to herein.

         (e) BY-LAWS. To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, regulations, ordinances, orders or regulations pertaining to the operation and use


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                                                                              9

                  of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein.

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                                                                             10

         (f) FIRE EXIT DOORS. To permit the installation by the Landlord of all doors in the exterior wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation.

         (g) RULES AND REGULATIONS. To observe and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control, the Rules and Regulations and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant.

         (h) OVERHOLDING. That in the event that the Tenant remains in possession of the Leased Premises after the termination of the original Term hereby created, without other special agreement, it shall be at the monthly base rent equal to the Base Rent and Additional Rent payable during the last month of the Term hereof, times two, payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Base Rent and Additional Rent in monthly installments.

3.3 SIGNS AND DIRECTORY. The Tenant covenants not to permit, paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance to the Leased Premises and a directory listing in the main lobby of the Building, in each case containing only the name of the Tenant and to be subject to the approval of the Landlord as to size, location, content and design criteria as established by the Landlord. Such identification sign and directory listing shall be installed by the Landlord at the expense of the Tenant, which expense shall be the invoice cost plus 15% for an administration fee. The Landlord's acceptance of any name for listing upon the directory will not be deemed, nor will it substitute for the Landlord's consent if required by this Lease to any sublease, assignment or other occupancy of the Leased Premises.

3.4 INSPECTION AND ACCESS. The Landlord shall be permitted to enter and to have its authorized agents, employees and contractors enter the Leased Premises, for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services and access panels which the Tenant agrees not to obstruct, or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes and, subject to the following, the Tenant shall not be entitled to compensation for any inconvenience, nuisance, discomfort or loss caused thereby, but the Landlord, in exercising its rights hereunder, shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises and the Landlord shall be responsible for any damage caused to the Leased Premises or the Tenant's goods by such inspection and/or access.

3.5 EXHIBITING PREMISES. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises during the last six (6) months of the term for the purpose of exhibiting them to prospective tenants or at any time for the purposes of arranging financing for the Building.


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                                                                             11

3.6 LANDLORD'S CONTROL. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

3.7 FINANCIAL STATEMENTS. The Tenant will, at the request of the Landlord, supply copies of his financial statements in confidence to the mortgagees, if any, on the said lands or a prospective mortgagee.

                            ARTICLE IV - REPAIR AND DAMAGE

4.1      TENANT'S REPAIRS. The Tenant covenants with the Landlord:

         (a) to keep the Leased Premises in good and reasonable state of repair and consistent with the general standards of first-class office buildings in Metropolitan Toronto, to perform all repairs and replacements as a prudent tenant would do (reasonable wear and tear, structural repairs, damage covered by the Landlord's insurance and damage caused by reason of the negligence of the Landlord or those for whom the Landlord is in law responsible, excepted) to the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein.

         (b) that the Landlord may enter and view the state of repair from time to time and that the Tenant will repair if required to do so pursuant to the terms of this Lease, according to notice in writing and that the Tenant will leave the Leased Premises in a good and reasonable state of repair.

         (c) that if any part of the Building other than the Leased Premises becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be the responsibility of the Tenant.

4.2 ABATEMENT AND TERMINATION. It is agreed between the Landlord and the Tenant that:

         (a) In the event of damage to the Leased Premises or to the Building affecting access or services essential to the conduct of business in the Leased Premises and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of 10 days, then

                  (i) unless the damage was caused by the misuse, fault, negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Base Rent (but not any other payments required to be made by the Tenant hereunder) shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                  (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and


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                                                                              12

                           their respective obligations to repair as provided herein, it being understood that the Tenant shall have the obligation to repair and replace all Leasehold Improvements and all Tenant's trade fixtures) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which repairs by the Tenant ought to have been completed with reasonable diligence; and

         (b) if either the entire or substantially all of the Leased Premises, or premises whether of the Tenant or other tenants of the Building comprising in the aggregate 50% or more of the Rentable Area of the Building are substantially damaged or destroyed by any cause to such an extent in the reasonable opinion of the Landlord cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction terminate this Lease in which event neither the Landlord nor the Tenant shall be bound to repair as provided herein and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination and rent shall be apportioned and paid to the date upon which possession is so delivered up (but, subject to any abatement to which the Tenant may be entitled under paragraph (a) of this clause 4.2 by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair described in 4.2 (a) (ii)) shall repair such damage with reasonable diligence.

                         ARTICLE V - TAXES AND OPERATING COSTS

5.1 NET NET LEASE. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, except as expressly set out herein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises.

5.2 LANDLORD'S TAX OBLIGATIONS. The Landlord covenants with the Tenant, subject to the provisions herein, to pay all Taxes promptly when due to the taxing authority or authorities having jurisdiction.

5.3      TENANT'S TAX OBLIGATIONS. The Tenant covenants with the
         Landlord:

         (i) to pay promptly when due to the taxing authority or authorities having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on by the Tenant, subtenants, licensees, or other occupants of the Leased Premises or in respect of the use or occupancy


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                                                                             13

                  thereof (including licence fees); and

         (ii) to pay promptly to the Landlord when demanded or otherwise due hereunder:

                  (1) all Taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Leased Premises as Additional Rent;

                  (2) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Leased Premises, the Leased Premises or any part of them shall be assessed for the support of Separate Schools, the amount by which the Taxes so payable exceed those which would have been payable if the Leased Premises had been assessed for the support of Public Schools; and

                  (3) the Tenant's Proportionate Share of Taxes as Additional Rent in the manner stipulated herein.

   (iii) notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, without duplication, an amount equal to all goods and service taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rent, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Base Rent or Additional Rent but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rent and Additional Rent hereunder.

         Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

5.4 METHOD OF PAYMENT OF TAXES. The Tax payments required to be made by the Tenant to the Landlord under the provisions of 5.3 (ii) herein shall be estimated by the Landlord, and the Tenant shall pay to the Landlord in addition to the monthly payments of Base Rent hereinbefore reserved, one-ninth of the estimated annual tax payments in the months of January to September, both inclusive, in each calendar year with an adjustment being made when the property tax bill respecting the Building is received by the Landlord for each year. The Tenant shall within sixty
         (60) days of being invoiced pay to the Landlord such additional sums as may be required in order that out of such monthly additional payments, the Landlord may pay the whole amount of the annual taxes as the installments thereof fall due; and if the monthly additional payments so paid by the Tenant to the Landlord exceed in total the Tenant's Proportionate Share of the annual property tax bill with respect to the Building and Lands of which the Leased Premises form part, then the excess shall be adjusted by the Landlord in favour of the Tenant by applying such excess on account of the next ensuing rental payments due (following the issue of the yearly statement) and such next ensuing rental payments shall be reduced by such excess accordingly. The Landlord shall forward to the Tenant copies of all notices or tax bills relating to the imposition of property taxes or other charges required hereunder to be paid as to part or all thereof by the Tenant. In the event that the Landlord is unable to obtain or determine a separate allocation of taxes payable by the Tenant under this Lease, the Landlord shall have the right to make an allocation, but shall be obligated to act reasonably and not arbitrarily.

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                                                                              16

5.5 OPERATING COSTS. During the Term of this Lease, the Tenant shall pay to the Landlord its Proportionate Share of Operating Costs. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly installments in advance over the fiscal period or broken portion thereof in question, each such instalment being payable on each monthly rental payment date provided in clause 2.3. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included with the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fixed monthly installments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for installments paid by the Tenant on the basis of the previous estimate or estimates, the Tenant's entire Proportionate Share of Operating Costs will have been paid during such fiscal period or broken period thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Costs and the Tenant's Proportionate Share thereof for such fiscal period or (if applicable) broken portion thereof and shall provide a statement to the Tenant and the parties shall make the appropriate readjustment. Each 12 month period ending December 31st shall be deemed to be an accounting year for adjusting the said Operating Costs and within 120 days after the end of each such accounting year, the Landlord shall compute the said costs for such accounting year and the Proportionate Share of the Tenant therefor and shall submit to the Tenant a statement to reflect the Operating Costs specifically permitted under this Lease, and the said Proportionate Share thereof shall be borne by the Tenant. To the extent that the Tenant's Proportionate Share of such costs for such accounting year shall be greater than the total amount actually paid by the Tenant by said monthly payments in respect of such year the difference shall be paid by the Tenant to the Landlord within thirty
         (30) days after receipt by the Tenant of such statement. Any excess payments shall be applied by reducing the next ensuing rental payment(s) by the amount of such excess. The said accounting period may be modified by the Landlord if reasonably necessary. The Tenant may not claim a readjustment in respect to the Tenant's Proportionate Share of Operating Costs based upon any error of assessment, determination or calculation thereof unless claimed in writing prior to the expiration of one year after the fiscal period to which the Operating Costs relate.

5.6 PAYMENT OF ADDITIONAL RENT. Any Additional Rent provided for under this Lease unless otherwise provided herein, shall become due with each instalment of monthly Base Rent.

                  ARTICLE VI- UTILITIES AND ADDITIONAL SERVICES

6.1 WATER AND TELEPHONE. The Landlord shall furnish appropriate openings for bringing telephone services to the Leased Premises and shall provide hot and cold water to washrooms in the Leased Premises and to washrooms available for the Tenant's use in common with others entitled thereto.

6.2 ELECTRICITY. The Tenant shall pay throughout the Term promptly to the Landlord (unless paid directly to Hydro authorities pursuant to separate billing) as Additional Rent when demanded:

         (i) The cost of electric light and power supplied to the Leased Premises monthly based on the electric light and power requirements of the Tenant on a Proportionate Share basis as determined from time to time during the Term by the Landlord acting reasonably; and

         (ii) The cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement of electric light bulbs, tubes, starters and ballasts used to replace those installed at the commencement of the Term. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord. It is understood and agreed that the costs described in this sub-section (ii) shall be included as part of Operating Costs.

6.3 ADDITIONAL SERVICES. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning service to the Leased Premises and Common Area Facilities required by the Tenant which are additional to those required to be provided by the Landlord hereunder, including the Additional Services which the Landlord agrees to provide by arrangement, and to supervise the moving of furniture or equipment of the Tenant in and out of the Building where such moving of furniture or equipment would be disruptive to the normal business of the Building, and the making of repairs or alterations conducted within the Leased Premises affecting base building, building systems or Leasehold Improvements. The reasonable cost of Additional Services provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time within thirty (30) days following receipt of invoices therefor from the Landlord. Costs of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs.

                           ARTICLE VII- ASSIGNING AND SUBLETTING

7.1 ASSIGNMENTS AND SUBLETTINGS. The Tenant covenants with the Landlord that it will not assign, sublet, licence or part with the possession of the Leased Premises or any part thereof, or share the occupation of the Leased Premises, or any part thereof, without the consent of the Landlord in writing first had and obtained such consent not to be unreasonably or arbitrarily withheld or delayed. Provided that as a condition of the granting of its consent, the Landlord may require any assignee, subtenant, licensee or occupant of the Leased Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this Lease, or, except in the case of an absolute assignment of this Lease, to execute an acknowledgement that all the sublessee's or undertenant's estate, right and interest in and to the Leased Premises absolutely terminates upon the surrender, release, disclaimer or merger of this Lease notwithstanding the provisions of the Landlord and Tenant Act of Ontario, R.S.O. 1990, CL.7 and amendments thereof with specific reference to Paragraphs 21 and 39 (2) thereof, or other similar statute. The Tenant shall furnish to the Landlord copies of any assignment, sublease, licence or other agreement herein contemplated. Notwithstanding any other provision in this section, no assignment, subletting, licensing or parting with possession of the Leased Premises shall in any way release or be deemed to release the Tenant (or any guarantor hereof) from their obligations under the terms of this Lease. Provided further that the proposed assignee, subtenant, licensee or occupant of the Leased Premises shall be required to provide financial statements or other financial information as the Landlord may require. It is agreed that the Landlord may consider in determining whether to grant consent among other matters, the following: the personal and business history of the proposed assignee, occupant, sublessee and its key employees.
         The Tenant agrees to pay the reasonable legal fees of the Landlord's solicitor relating to the preparation of the Landlord's consent, and determination as to whether to give the consent.

         If by sale, transfer or other disposition of its shares, the control of the Tenant is altered so that 51% of the shares are transferred in any manner, then same shall be deemed as an assignment and the provisions of this paragraph shall apply. The Tenant covenants and agrees to advise the Landlord forthwith if such a transfer is contemplated.

         In the event of any sub-letting by the Tenant by virtue of which the Tenant receives rent in the form of cash, goods, services or other considerations from the sub-tenant which is higher than the rent payable hereunder to the Landlord for the premises so sub-let, the Tenant shall pay any such excess to the Landlord, in addition to all rent and other costs payable hereunder, for the period of time during which the said subtenant remains in possession of the premises sub-let to it.

         If the Tenant herein shall receive from any assignee of this lease, either directly or indirectly, any consideration for the assignment of this lease, either in the form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to such consideration to the Landlord and same shall be deemed to be further Additional Rent hereunder.

         In the event of any proposed assignment or subletting of the Leased Premises by the Tenant, the Landlord shall not be obligated to consider such a proposal nor be required to consent to same, unless the base rent payable by the proposed assignee or sublessee is, in the sole discretion of the Landlord, at the then current market rate for similar space in the immediate and surrounding area. In no event shall the Tenant be required to sublease or assign this Lease at a base rental rate in excess of the Base Rent payable hereunder.

         In calculating whether there is any additional consideration payable by an assignee or sublessee as hereinbefore provided, no deduction shall be made for any commission payable to any agent or other party.

         If the Landlord has granted to the Tenant, named on page 1 of this Lease, any first rights of refusal, exclusive rights or options to lease additional space or to purchase, it is agreed and understood that upon the Tenant assigning, subletting, licensing or parting with possession of the Leased Premises or any part thereof, the aforesaid rights referred to shall automatically become null and void.

         Notwithstanding the above provisions, within ten (10) business days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant to, if the request is to assign this Lease or sublet the whole of the Leased Premises, cancel and terminate this Lease, or to, if the request is to sublet a part of the Leased Premises only, cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be ninety (90) days following giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Base Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if only a part of the Leased


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                                                                              19

         Premises is surrendered, Base Rent and Additional Rent shall, after the date of surrender, abate proportionately. If the Landlord does not elect to terminate as aforesaid and if consent to sublease or assign will be granted, the Tenant may assign or sublet, as the case may be, only upon the terms and to the party set out in the offer submitted to the Landlord as aforesaid.

                     ARTICLE VIII- FIXTURES AND IMPROVEMENTS

8.1 INSTALLATION OF FIXTURES AND IMPROVEMENTS. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval which the Landlord shall not unreasonably delay or withhold. In making, erecting, installing or altering any Leasehold Improvements the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord and in no event shall it alter or interfere with window coverings (if any) installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. All work to be performed in the Leased Premises shall be performed by reputable contractors approved by the Landlord. The Landlord reserves the right to require the Tenant to utilize the contractor(s) of the Landlord where base building, building systems and/or warranties may be affected provided the Landlord agrees that charges by such contractors shall be in keeping with that which an arms length contractor would charge. The cost of all such work shall be estimated by the Landlord in advance and such estimate approved by the Tenant prior to work commencing. All such work shall be performed at the Tenant's expense and the Tenant shall be responsible for application and payment of all fees in connection with any permits required. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, as an Additional Service, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. The Landlord shall be entitled to supervise the work and charge the Tenant a supervision fee. The Landlord shall also be entitled to charge reasonable fees for examining plans respecting the proposed work. The Tenant shall be obligated to pay any reasonable consultant's fees incurred by the Landlord for review and approval of plans for construction of any nature after the Commencement Date as Additional Rent.

8.2 LIENS AND ENCUMBRANCES ON FIXTURES AND IMPROVEMENTS. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act (Ontario) and other statutes from time to time applicable thereto and shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or to the Building and Common Area Facilities. If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sales agreement or other encumbrance shall attach, the Tenant shall within ten (10) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy hereunder and may make any payments required to procure the discharge of any such liens or encumbrances and shall be entitled to be reimbursed by the Tenant as provided herein and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defense.

8.3 REMOVAL OF FIXTURES AND IMPROVEMENTS. All Leasehold Improvements in or upon the Leased Premises shall immediately upon termination of this lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or earlier termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, and (2) the Tenant shall remove its furniture and equipment at the end of the Term and may remove its furniture and equipment during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. It is understood that the Tenant, as of the termination of this Lease, will surrender the Leased Premises free from any obligation to remove or demolish the original existing, as of the Commencement Date, leasehold improvements. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises by the installation and removal. Provided that upon the termination of this Lease, the Tenant, if requested by the Landlord, shall restore any subsequent alterations to its former condition immediately prior to the installation of such subsequent alterations or changes, including the restoration of such standard fixtures as may have been installed by the Landlord, and if not so requested, any such changes or alterations shall become the property of the Landlord, or alternatively, the Tenant shall install such comparable fixtures and materials as may then be in use.

8.4 OCCUPATIONAL HEALTH AND SAFETY. The Tenant covenants and agrees that it will ensure that a comprehensive and rigorous health and safety program to protect workers in the Leased Premises is implemented to ensure that no accidents or injuries occur in connection with the performance of any Tenant's work. The Tenant will indemnify the Landlord in respect of all claims, infractions, prosecutions, alleged infractions, losses, costs and expenses and any fines or proceedings relating to fines or other offences under all occupational health and safety and any similar legislation that might be brought, or imposed against or suffered by the Landlord or any of its officers, directors and employees in connection with the performance of any Tenant's work. Without limiting the obligations set out above in this Section 8.4, the Tenant will do at least the following:

         (a) ensure that all obligations imposed by statute, law or regulation on "constructors" or other persons completing or co-ordinating any Tenant's work are diligently and properly completed;

         (b) co-operate with the Landlord in having any Tenant's work designated as a separate project so that the Landlord does not incur any obligations as a constructor or obligations similar to those of a constructor at law or by regulation imposed in connection with the performance of any Tenant's work;

         (c)      comply with all directions that the Landlord may give to


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                                                                              21

                  the Tenant in connection with the performance of any Tenant's work having regard to construction health and safety requirements; and

         (d) provide to the Landlord whatever rights of access, inspection, and whatever information, documents and other matters the Landlord requires in order to ensure that the Tenant's obligations under this Section are complied with.

                           ARTICLE IX- INSURANCE AND LIABILITY

9.1 LANDLORD'S INSURANCE. The Tenant will during the whole of the Term hereby granted as part of Operating Costs, pay its Proportionate Share of all premiums with respect to insurance to be placed by the Landlord and described in this Section 9.1. The Landlord agrees to maintain during the Term, insurance coverages as follows:

         (i) Property of Every Description (Building and Equipment) against the perils of "All-Risks", under form providing coverage at least equivalent to Commercial Building Broad Form I.A.O. Form No. 700 including "Building By-Laws Endorsements", and to be insured for the Replacement Value, without allowance for depreciation and Stated Amount, and with no co-insurance requirement.

         (ii) "Rental Income" for the gross annual rental income on "All-Risks" basis, as provided under Commercial Building Broad Form I.A.O. Form 700 including "Building By-Laws Endorsements", providing coverage at least equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period.

         (iii) Broad Form Boiler and Machinery Policy on a blanket and replacement basis with limits for each accident in an amount not less than the replacement cost of the Building containing the Leased Premises and which shall cover all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus owned by the Landlord and which shall include PCB coverage. It shall also include "Rental Income" for the full gross annual income equivalent to I.A.O. Profits Form No. 551 with a eighteen
                  (18) month indemnity period. This policy should also provide "Building By-Laws Endorsements".

         (iv) "General Liability Insurance" on a Comprehensive Form and on an "occurrence" basis without deductible with retroactive coverage against claims for Personal and Bodily Injury and Death and/or Property Damage occurring upon or about the Leased Premises and for a limit no less than $5,000,000.00 inclusive for one occurrence.

         (v) Such other insurance coverage or coverages as a prudent owner of a first class office building would obtain for protection respecting loss of, or damage to the Building, the Lands or the Leased Premises, or liability arising therefrom.

         All such insurance coverages shall be kept and maintained by the Landlord, and in no event shall the coverage be less than the amount required by any institution then holding a mortgage on the Building and Common Area Facilities. The Tenant shall pay to the Landlord, as part of Operating Costs, its Proportionate Share of the Landlord's Insurance. The Tenant shall not do or permit to be done any act or thing whereby insurance coverage, premiums or any of them hereinbefore contemplated, may be increased or cancelled by the insurer, or the Leased Premises shall be rendered uninsurable, and if by reason of any act done or permitted or omission, as the case may be, by the Tenant, the said insurance coverage, premiums or any of them shall be increased, then the Tenant, if it shall fail to rectify the event giving rise to the increased premium after written notice thereof from the Landlord, shall be liable to pay all of such increase in premium, with respect to the entire coverages, and this notwithstanding that the Tenant occupies only a portion of the Building covered by such insurance coverages, and if the Leased Premises shall be rendered uninsurable, or if the said insurance coverages, or any of them, shall be cancelled by reason of any act or omission as the case may be by the Tenant and shall not be susceptible of being replaced, after the Landlord's reasonable efforts under the circumstances to do so, then the Landlord, after giving the Tenant at least fourteen (14) days written notice within which to replace insurance coverage or coverages shall, at its absolute discretion, have the right to determine that the term hereof has expired and in such event the Tenant shall deliver up possession of the Leased Premises as if the Term of this Lease had expired.

         PROVIDED that no act required to be done by the Tenant nor any payment required to be made by the Tenant, including reimbursements of insurance premiums paid by the Landlord, shall relieve the Tenant from any liability for damage incurred by the Landlord as result of any act or omission of the Tenant.

         If any other tenant of the Building has his own insurance premiums increased by his insurers as a result of the use or occupation by the Tenant herein of the within Leased Premises, the Tenant covenants and agrees with the Landlord after written notice thereof, to pay the additional cost forthwith upon demand as Additional Rent.

         The Landlord's insurance policy shall contain a waiver of subrogation in favour of the Tenant or those for whom the Tenant is in law responsible.

9.2 AGENTS. The Tenant acknowledges, covenants and agrees that every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Landlord or to which the Landlord is entitled hereunder shall also be available and shall extend to protect every such agent of the Landlord acting (in the course of or in connection with his employment or otherwise) and for the purposes of all of the foregoing provisions of this clause, the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of persons who are or might be his servants, employees or agents from time to time.

9.3 TENANT'S INSURANCE. The Tenant covenants to insure and to keep insured during the whole of the Term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the
         Landlord:

         (i) "All-Risks" insurance upon all property owned by the Tenant or for which it is legally liable or installed or affixed by or on behalf of the Tenant and which is located in the Building including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a Leasehold Improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Landlord's Architect shall be conclusive.

         (ii) All parties hereto on a Comprehensive Form for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Leased Premises and/or the business of the Tenant or any sub-tenant, licensees or occupiers of the Leased Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Landlord, acting reasonably, or any mortgagee requires from time to time, and shall contain a severability of interest clause, and a cross liability clause.

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                                                                              24


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                                                                              25

         (iii) Glass coverage for the replacement of all glass broken, cracked or damaged in, on and about the Leased Premises.

         (iv) Any other form of insurance that the Landlord or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Landlord and any mortgagee.

         The Tenant covenants and agrees to provide the Landlord with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Landlord may require. The Tenant agrees to provide same to the Landlord forthwith after notice has been given by the Landlord to the Tenant of its request. The Tenant's policy shall contain a waiver of subrogation in favour of the Landlord and those for whom the Landlord is in law responsible.

9.4      LIMITATION OF LANDLORD'S LIABILITY. The Tenant agrees that:

         (i) the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building and Common Area Facilities howsoever occurring, unless caused by the negligent act or omission of the Landlord or those for whom the Landlord is in law responsible, and in no event shall the Landlord be liable for:

                  (1) any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Common Area Facilities or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant; and

                  (2) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, maintenance, supervision or any other work in or about the Leased Premises or the Building or Common Area Facilities; and

                  (3) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

         (ii) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body have jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

9.5 INDEMNITY OF LANDLORD. Save and except for the negligent act or omission of the Landlord or those for whom the Landlord is in law responsible, the Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Land-


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                                                                              26

         lord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

              ARTICLE X-SUBORDINATION, ATTORNMENT AND CERTIFICATES

10.1 SUBORDINATION AND ATTORNMENT. The Tenant agrees that this Lease and all the rights of the Tenant hereunder are subject and subordinate to all mortgages now or hereafter existing (including deeds of trust and all instruments supplemental thereto) which may now or hereafter affect the Building or Common Area Facilities and to all renewals, modifications, consolidations, replacements and extensions thereof, provided such mortgagee has provided a non-disturbance agreement to the Tenant; provided that the Tenant whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage) shall attorn to such mortgagee as the Tenant upon all the terms of this Lease. Subject to the foregoing, the Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee such instrument of subordination or attornment, as the case may be, as may be required of it.

10.2 CERTIFICATES. The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee [including any trustee under a deed of trust and mortgage] designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rent payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

               ARTICLE XI-REMEDIES OF LANDLORD ON TENANT'S DEFAULT

11.1 REMEDYING BY LANDLORD. In addition to all rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord, subject to the respective notice periods as required under Section 11.3 below:

         (1) shall have the right at all times after the required written notice of an event of default has been given to the Tenant, to make any payments due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, as may be reasonably necessary, and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand;

         (2) shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of a non-payment of Rent; and

         (3) if the Tenant shall fail to pay any Rent or other amount from time to time payable by it to the Landlord hereunder promptly when due, shall be entitled, to interest thereon at a rate of 3% per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at The Bank of Nova Scotia in Toronto from the date upon which the same was due until actual payment thereof.


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                                                                              28

11.2 REMEDIES CUMULATIVE. The Landlord, subject to 11.3 hereof, may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

11.3 RIGHT OF RE-ENTRY DEFAULT OR TERMINATION. It is expressly agreed that if and whenever the Base Rent or Additional Rent hereby reserved, remains unpaid, or if the Tenant shall breach or fail to observe or perform any of the other covenants, agreements, provisoes, conditions, reasonable rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder, provided the Landlord has first delivered notice to the Tenant explaining the non-monetary breach and has allowed the Tenant fifteen (15) days to rectify such non-monetary breach, or if this Lease shall have become terminated pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof and to have again, repossess and enjoy the same as of its former estate, anything in this Lease contained to the contrary notwithstanding. Five (5) days notice shall be required in the event of monetary breach.

11.4 TERMINATION RE-ENTRY. If and whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination.

11.5 PAYMENT ON TERMINATION. Upon the giving by the Landlord of a notice in writing terminating this Lease, pursuant to 11.4 or 11.3 of this Lease, this Lease and the Term shall terminate, rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may re-enter and take possession of them.

11.6 RENUNCIATION. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress.

11.7 RE-LETTING. Whenever the Landlord becomes entitled to re-enter upon the Leased Premises under 11.3 or 11.4 hereof of this Lease the Landlord in addition to all other rights it may have shall have the right as agent of the Tenant to enter the Leased Premises and re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

                          ARTICLE XII-EVENTS TERMINATING LEASE

12.1 CANCELLATION OF INSURANCE. If any policy of insurance upon the Building and Common Area Facilities from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in


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                                                                              29

         writing from the Landlord and a reasonable time allowed, to reinstate such insurance or avoid cancellation, shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance, the Landlord may at its option terminate this Lease by leaving upon the Leased Premises notice in writing of such termination.

12.2 PROHIBITED OCCUPANCY, BANKRUPTCY, ETC. If, without the written consent of the Landlord the Leased Premises shall be used by any persons other than the Tenant, its employees, invitees and customers or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned, or remain unoccupied for 7 days or more while capable of being occupied, or if the Term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if the Tenant shall make any assignment for the benefit of creditors, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option, subject to compliance with the procedures set forth in Section 11.3, terminate this Lease by leaving upon the Leased Premises notice in writing of such termination and thereupon, in addition to the payment by the Tenant of Rent and other payments for which the Tenant is liable under this Lease, Rent for the current month and the next ensuing 3 (three) months' Rent shall immediately become due and be paid by the Tenant.

                                  ARTICLE XIII-MISCELLANEOUS

13.1 REGISTRATION. The Tenant agrees with the Landlord not to register this Lease, but nevertheless if the Tenant desires to register a notice of this Lease, the Landlord agrees to execute a notice or acknowledgement, if required, sufficient for the purpose in such form as the Landlord and Tenant mutually approve provided in no event shall rental rates of this Lease be shown.

13.2 NOTICE. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or by facsimile transmission or mailed by prepaid registered mail addressed to the Landlord at 3650 Victoria Park Avenue, Suite #500, North York (Toronto), Ontario, M2H 3P7, and if to the Tenant, either delivered to the Tenant (or to an officer of the Tenant if the Tenant is a firm or corporation) or by facsimile transmission or mailed by prepaid registered mail addressed to the Tenant at the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid in Canada, upon the day when it was mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be mailed to it.

13.3 EXTRANEOUS AGREEMENTS. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any agreement to Lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.


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                                                                              30

13.4 CONSTRUCTION. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had never been included. The headings and marginal sub-headings of clauses and sub-clauses are for convenience of reference and are not intended to limit, enlarge or otherwise affect their meanings.

13.5 NON-WAIVER. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord in respect of any such continuing or subsequent default or breach and no waiver shall be inferred or implied by anything done or omitted by the Landlord save only express waiver in writing.

13.6 ACCORD AND SATISFACTION. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Base Rent and Additional Rent from time to time due shall be deemed to be other than on account of the earliest stipulated Base Rent and Additional Rent due, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment of Base Rent or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Base Rent or Additional Rent or pursue any other remedy provided in this Lease.

13.7 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

13.8 TIME OF THE ESSENCE. Time shall be of the essence of this Lease and every part hereof.

13.9 NO PARTNERSHIP. Nothing contained herein shall be deemed or construed by the parties hereto, nor any third party, as creating the relationship of principal and agent, or a partnership, or a joint venture between the parties hereto, it being understood and agreed that none of the provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

13.10 FORCE MAJEURE. Except as herein otherwise expressly provided, if and whenever and to the extent that the Landlord shall be prevented delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing by reason of strikes or work stoppages or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

13.11 CONTRA PROFERENTEM. The Parties acknowledge and agree that both parties have participated in the drafting of this Lease, and any rule of law providing that ambiguities shall be

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                                                                              31

         construed against the drafting party, shall be of no force or effect.


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                                                                              32

13.12 PLANNING ACT. This Lease is expressly conditional upon compliance with the land division provisions of the Planning Act R.S.O. 1990 (as it may be amended from time to time), if applicable.

13.13 ACCESS. The Tenant, its employees, invitees and customers and persons connected with the Tenant (subject and except as in this Lease provided) shall have the right in common with others entitled thereto from time to time to use the parking areas, driveways, walkways, lawns, ramps (if any) and other Common Areas in and about the Building from time to time. The Tenant shall not unreasonably block or in any manner hinder the Landlord, other tenants or other persons claiming through or under them or any of them who may be authorized by the Landlord to utilize the Common Areas from so doing. The Landlord may, acting reasonably, from time to time permit the Tenant to have the exclusive use of portions of the parking area which forms part of the Common Areas and to permit other tenants or other persons to have exclusive use of portions thereof.

13.14 TRANSFERS BY THE LANDLORD. The Landlord at any time and from time to time may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises or in the Building and lands of which the Leased Premises form a part, at any time and from time to time, may enter into any mortgage of the whole or any of its interest in the Building and Lands or in the Leased Premises. If the party acquiring such interest shall have agreed to assume and so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall, thereupon be released from all of its covenants and obligations under this Lease.

         The Landlord may assign its rights under this Lease to a lending institution as collateral security for a loan. If such assignment is made and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord this Lease shall not be cancelled or modified for any reason whatsoever except as provided for by the terms hereof or by law without the consent in writing of such lending institution.

13.15 OCCUPANCY PERMIT. Provided further that notwithstanding the Commencement Date of the Lease as hereinbefore set out, the Tenant shall not be permitted to enter into possession of the Leased Premises until the Tenant has obtained at its sole expense, an occupancy permit from the proper governmental authority. The Landlord, in its sole discretion, may waive this provision. Provided further, the Tenant agrees to use its best efforts to obtain same prior to occupancy.

13.16 LEASED PREMISES. Save and except for any work to be performed by the Landlord as specifically set out herein, the taking of possession of the Leased Premises by the Tenant shall be conclusive evidence that the Tenant accepts the Premises in an "as is" condition and that the said Leased Premises were in good and satisfactory condition at the time possession was so taken.

13.17 SUCCESSORS AND ASSIGNS. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or a female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenants shall be deemed joint and several. All obligations

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                                                                              33

         of the Tenant or the Landlord under this Lease shall be deemed to be covenants whether or not expressed as same. No rights of the Tenant in this Lease shall be deemed to be personal, but shall accrue to the benefit of the Tenant's successors, permitted subtenants and assigns.

13.18 AREA DETERMINATION. In the event that any calculation or determination by the Landlord of the Rentable Area of any premises (including the Demised Premises) or the Building is disputed or called into question, it shall be calculated or determined by the Landlord's architect from time to time appointed for the purpose, whose certificate shall be conclusive and the cost of such certificate shall be borne by the Tenant.

                                  ARTICLE XIV-OTHER PROVISIONS

14.1 PARKING. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon. The Tenant further acknowledges that the parking facilities in the Common Area Facilities are on a non-exclusive ("First Come", "First Serve Basis") and may be altered or diminished during the term or renewal thereof and the manner in which access is permitted may be altered.

         The Landlord will provide up to 27 unassigned parking spaces in the parking area of the Building throughout the Term at no charge to the Tenant.

14.2 WINDOW COVERINGS. The Tenant acknowledges that as at the date of this Lease the Landlord does not intend to require the Tenant to install and maintain window coverings. Provided however, that the Landlord shall have the right at any future time to prescribe a uniform pattern for window coverings to be utilized in the Leased Premises. In the event the Landlord so prescribes same, the Tenant shall permit the Landlord to install window coverings at the cost of the Tenant which cost or the current portion thereof shall form part of Operating Costs. Until such time, no window coverings may be installed or utilized by the Tenant without the written consent of the Landlord, which consent may be unreasonably or arbitrarily withheld.

14.3 EXTENSION. Provided it is mutually agreed and understood that if the Tenant duly and regularly pays the Base Rent and Additional Rent and performs all of the provisos and agreements contained herein on the part of the Tenant to be performed, and provided further that the Tenant is not habitually in default under the terms of this Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Term hereof, upon written request of the Tenant, grant to the Tenant an extension of this Lease for a further period of five (5) years upon the same terms and conditions as contained herein, save as to the Base Rental rate, and save as to any further right of extension. Provided always that the Tenant shall have given to the Landlord 180 days' notice in writing before the expiration of the Term of its desire to have such extension. The Base Rental rate for the extension term shall be at the then current market rate for similar premises in a similar area and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rental rate for the extension term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant


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                                                                              34

         within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The Arbitrators shall have all the power given by the Arbitrations Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

         In no event shall the Base Rent for the extension period be less than the highest Base Rent payable under the original Term.

         If the award of the arbitrators is not given before the commencement date of the extension term, then the Tenant shall commence paying rent at the market rate as determined by the Landlord together with Additional Rent, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the extension term.

         Interest at the rate set out herein shall be calculated monthly on the difference between the Base Rent paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

         The extension of lease form shall be prepared by the Landlord at the Tenant's cost and the Tenant covenants and agrees to pay to the Landlord said costs forthwith upon demand.

14.4 TAXES, OPERATING COSTS AND HYDRO. The Taxes, Operating Costs and Hydro applicable to the Leased Premises is currently estimated to be $9.47 per square foot per annum for 1995. The Tenant acknowledges that this is an estimate only and is subject to adjustment when actual costs are known.

14.5 SPACE PLANNING. The Landlord shall, at its expense, provide preliminary space planning services consisting of an initial layout and two revisions by the Tenant.

14.6 LANDLORD'S WORK. Subject to any adjustments as a result of the above mentioned space planning service, the Landlord shall, at its own expense, provide the following Landlord's Work to the Leased Premises to be completed prior to the commencement of the Term, as listed below, provided this Lease has been mutually executed by May 23, 1995:

         (a) construct full height to deck demising walls insulated for sound as highlighted in yellow on Schedule "D";

         (b) relocate the required secondary access door to the location highlighted in blue on Schedule "D" and reconstruct the demising wall in said door's former location;

         (c) remove the railing and fill-in the existing stairway, as outlined in orange on Schedule "D";

         (d) insure existing plumbing, electrical outlets and light fixtures are all in working order; and

         (e) repair or replace all damaged ceiling tiles throughout the Leased Premises.

14.7 LEASEHOLD IMPROVEMENTS. With the exception of the Landlord's Work listed above, the Tenant shall lease the Leased Premises on an "as is" basis. Any Leasehold Improvements deemed necessary by the Tenant shall be constructed by the Landlord, at the Tenant's expense, based upon a floor plan designed by the Landlord's space planner, and approved by the Landlord and the Tenant and initialled by both parties for identification. As the general contractor for the Leasehold Improvements, the Landlord shall be compensated with a fee equal to 10% of the total contract cost of the Leasehold Improvements. Payment by the Tenant shall be made upon presentation of cost plus invoices by the 25th day of each month and such invoices shall be payable net 10 days upon receipt thereof. The Landlord shall make its best efforts to control the costs of the Leasehold Improvements and when time permits, seek additional trade/supply quotes.

14.8 EARLY ACCESS TO LEASED PREMISES. Upon the formal execution of this Lease, and the Agents receipt of the Deposit, the Tenant shall be granted access to the Leased Premises for the purpose of co-ordinating the installation of the Tenant's telephone service, computers, etc., whether it be exclusively or in common with one of the Landlord's employees. During this period, the Tenant shall be bound by all the provisions of this Lease saving those requiring the payment of Rent.

14.9 CO-TENANCY. This Agreement is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "FUND"), trustees, officers, directors, employees or agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by this Agreement. Only the co-tenancy interests of Menkes and Investors Group shall be bound hereby and the obligations hereunder are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group hereunder shall, in every case, be several and proportionate and not either joint or joint and several.

IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease.

                                            MENKES OFFICE PARKS LTD.

                                          Per:________________________________
                                                  (Authorized signing officer)

                                          INVESTORS GROUP TRUST CO. LTD.
                                          as trustee for
                                          INVESTORS REAL PROPERTY FUND

                                          Per:________________________________
                                                  (Authorized signing officer)

                                          Per:________________________________
                                                  (Authorized signing officer)

                                          CHANGEPOINT CORPORATION

                                          Per:________________________________
                                                  (Authorized signing officer)

                                      LEASE

THIS LEASE made as of the 4th day of April, 1995
PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN

                         MENKES OFFICE PARKS LTD. and INVESTORS
                         GROUP TRUST CO. LTD. as trustee for
                         INVESTORS REAL PROPERTY FUND

                         (the "LANDLORD")

                                                             OF THE FIRST PART

                         - AND -

                         THOMPSON MINWAX (CANADA) LTD.

                         (the "TENANT")

                                                             OF THE SECOND PART

ARTICLES. For convenience of reference this Lease has been divided into the following Articles:

         Article I                 - Definitions
         Article II                - Lease Term and Payments
         Article III               - Landlord and Tenant Covenants
         Article IV                - Repair and Damage
         Article V                 - Taxes and Operating Costs
         Article VI                - Utilities and Additional Services
         Article VII               - Assigning and Subletting
         Article VIII              - Fixtures and Improvements
         Article IX                - Insurance and Liability
         Article X                 - Subordination, Attornment and Certificates
         Article XI                - Remedies of Landlord on Tenant's Default
         Article XII               - Events Terminating Lease
         Article XIII              - Miscellaneous
         Article XIV               - Other Provisions

LIST OF SCHEDULES. The following schedules form an integral part of this
Lease:

         Schedule "A" - Legal Description of Lands
         Schedule "B" - Leased Premises
         Schedule "C" - Rules and Regulations

                             ARTICLE I - DEFINITIONS

1.0 DEFINITIONS. In this Lease the following defined terms shall have the meanings set forth below.

         "ADDITIONAL RENT" means Operating Costs under Section 5.5, Taxes under 5.3, Electricity under 6.2, and Insurance under Article I and all other charges, costs and expenses required to be paid by the Tenant under the terms of this Lease (other than Base Rent) whether payable to the Landlord or not.

         "ADDITIONAL SERVICES" means the services and supervision supplied by the Landlord to the Leased Premises and Common Area Facilities and referred to herein or in any other provision hereof as Additional Services and any other services which from time to time the Landlord supplies to the Tenant at the Tenant's written request or as the Landlord deems necessary, acting reasonably, in the event of a default by the Tenant and which are additional to the janitor and cleaning and other services typically supplied in a first class office building, supervision in connection with the making of any repairs or alterations by the Tenant affecting the Base Building, building systems or Leasehold Improvements.

         "ATTIC STOCK" means spare fan, pump and cooling tower motors, base Building light fixtures, fuses, etc.

         "BASE RENT" means the base rent payable by the Tenant in accordance with Section 2.3.

         "BUILDING" means the building municipally known as 1595 16th Avenue, Richmond Hill, Ontario.

         "CAPITAL TAX" is an amount presently or hereafter imposed from time to time pursuant to Part III of the Corporations Tax Act (Ontario) (the "Act") upon the Landlord or the owner of the Building and Lands and payable by the Landlord on account of its interest in the Building and the Lands or any part thereof, or its interest in or capital employed in the Building and the Lands, as the case may be.

         "COMMENCEMENT DATE" means April 1, 1995.

         "COMMON AREA FACILITIES" means all facilities, improvements, installations, utilities and equipment located in the Building or the Lands immediately surrounding the Building.

         "COMMON AREAS" means those areas, facilities, utilities, improvements, equipment and installations comprising the Lands and Building and which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers or licensees of) the Landlord, the Tenant, and other tenants of the Building and other buildings on the Lands, whether or not the same are open to the general public or a specific tenant of the Building, and include, but are not limited to, parking areas and all vestibules for and entrances and exits thereto; driveways, truckways and related areas; corridors and underground or above ground tunnels or passageways; stairways, escalators, ramps, and elevators and other transportation equipment and systems; tenant, common and public washrooms; telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; fire prevention, security and communication systems, any fixtures, chattels, systems, decor, signs, facilities, or landscaping and planted areas contained therein or maintained or used in connection therewith.

         "COST OF ADDITIONAL SERVICES" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the proportionate cost of all direct labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision without duplication or profit and other expenses reasonably allocated thereto.

         "INSURED DAMAGE" means that part of any damage occurring to the Leased Premises of which the entire cost of repair is actually recovered by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord, or for which the Landlord has self-insured under Section 9.1 herein.

         "LAND" means those lands described in Schedule "A" attached hereto.

         "LEASE" means this lease between the Landlord and the Tenant, and all amendments hereto.

         "LEASEHOLD IMPROVEMENTS" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or by or on behalf of any other previous occupant in the Leased Premises (including the Landlord) with the exception of trade fixtures, furniture and equipment, (not of the nature of fixtures), modular office furniture systems, improvements of a cosmetic nature such as rugs (but not broadloom), decorations and other improvements moveable without the use of tools, but Leasehold Improvements include all office partitions however affixed and includes wall-to-wall and other carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage.

         "LEASED PREMISES" means approximately 9,537 square feet of Rentable Area on the 7th floor of the Building known as suite 701, as outlined in red on the plans attached as Schedule "B".

         "NORMAL BUSINESS HOURS" means the hours of 7:00 a.m. to 7:00 p.m. Monday to Friday, except public holidays.

         "OPERATING COSTS" means the total of all expenses, costs, and outlays incurred in the complete maintenance, repair and operation of the Building and Common Area Facilities, whether incurred by or on behalf of the Landlord and calculated without profit (other than the management fee) or duplication, and subject to Section 14.10, in accordance with generally accepted accounting principles:

         (i) Operating Costs shall include without limiting the generality of the foregoing (but subject to certain deductions as hereinafter provided), the cost of providing complete cleaning and janitorial services, the cost of building supplies used in the maintenance of the Building, Attic Stock, maintenance services, exterior landscaping, snow removal, garbage and waste collection and disposal, rental of equipment and signs, janitorial services to the Common Areas of the Building, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), and the replacement of electric light bulb tubes, starters and ballasts, telephone and other utilities and services to both rentable and non-rentable areas, the cost of all repairs including repairs to the Building or services in the Building or Common Area Facilities including elevators, the cost of window cleaning, and providing security (if any), the cost of all insurance for liability or fire or other casualties referred to in Article 9.1, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to the Tenant and audit charges required to be incurred for the conclusive determination of any costs hereunder, reasonable legal fees, the amount of all salaries (only to the extent that such salaries or a proportion thereof, relate directly to the Building), wages and fringe benefits, unemployment and workers compensation insurance premiums, pension plan contributions and other similar premiums and contributions paid or provided to employees directly or a reasonable proportion thereof engaged in the maintenance, repair or operation of the Building, amounts paid to independent contractors for any services in connection with such maintenance, repair or operation, the reasonable cost of management fees, and other indirect expenses to the extent allocable to the maintenance, repair and operation of the Building and Common Area Facilities and all other reasonable expense of every nature incurred in connection with the maintenance, repair and operation of the Building and Common Area Facilities; and

         (ii) Operating Costs shall exclude debt service, and all management costs not allocable to the actual maintenance, repair and operation of the Building (such as that incurred in connection with leasing and rental advertising).

         Notwithstanding anything contained herein, Operating Costs shall not include:

         (a) interest and principal payments on outstanding financing of the Landlord, and any other debt costs of the Landlord;

         (b)      payments under any ground lease;

         (c) costs or expenses incurred with respect to the acquisition, development, construction, furnishing and original landscaping of the Building and any expansion thereof;

         (d)      depreciation;

         (e) save and except as permitted by Section 14.10, costs and expenses properly chargeable to capital account including, without limitation, the cost of repairs of a structural nature;

         (f) costs or expenses resulting from any inadequacy in the design or construction of the Building or with respect to poor workmanship or materials in connection with such construction;

         (g) costs of repairs done by the Landlord and for which the Landlord has been or is to be reimbursed either as a result of an insurance claim or otherwise;

         (h) costs of alterations or improvements to the Leased Premises or the premises of other tenants in the Building and corresponding costs as to premises occupied or to be occupied by the Landlord, except as they relate to premises occupied by the Landlord in the performance of its function as landlord and manager of the Building;

         (i) commissions, fees and all other expenses incurred in connection with marketing or leasing the Building or any part thereof, including without limitation the cost of work which the Landlord does in any other leased premises in the Building for the purpose of obtaining a new tenant of such premises or for the purposes of obtaining a renewal;

         (j) amounts for which the Landlord is reimbursed by tenants or third parties including, without limitation, insurance premiums chargeable to tenants other than pursuant to this definition;

         (k) any bad debt loss, rent loss or reserves for bad debts or rent loss;

         (l) any amount paid as a fine or a penalty as a result of a violation of law (provided such violation of law was not caused by or contributed to by the Tenant), or the payment of which constitutes a violation of law, or the reimbursement of which would constitute a violation of law;

         (m) all costs incurred in connection with the rectification of any work done by the Landlord in the Leased Premises or in the Building which did not comply with and conform to every applicable statute, law, by-law, and regulation, provided such non-compliance is not attributable to the Tenant or those for whom the Tenant is in law responsible or the Tenant's use and occupancy of the Leased Premises;

         (n)      income taxes and other taxes personal to the Landlord;

         (o) sales tax, goods and services tax, value added tax or any similar tax;

         (p) the cost of any insurance premiums relating to risks or amounts which are not normally insured against by reasonably prudent owners of similar buildings;

         (q) the amount of insurance premiums to the extent they are payable in respect of insurance coverage arranged by the Landlord on behalf of a specific tenant of the Building and to the extent such coverage is not provided for in this Lease;

         (r) the cost of any payment which the Landlord is obligated to make pursuant to an agreement to indemnify any person;

         (s)      Capital Tax;

         (t) operating costs which are recovered from insurance proceeds or which would be recoverable assuming compliance by the Landlord with its insurance obligations under this Lease;

         (u)      costs covered by warranties or guarantees;

         (v) charges for services rendered or materials furnished to or part of any special arrangement with any specific tenant or tenants of the Building;

         (w) any cost which would otherwise be included in Operating Costs, but consists of an amount paid to a corporate affiliate, parent or subsidiary of the Landlord, to the extent such amount is in excess of the fair market value of the said item or service where the expense incurred in an arms-length transaction; and

         (x) amounts which are deducted from the calculation of Operating Costs in other tenant's leases.

         "PROPERTY" means the Land and Building.

         "PROPORTIONATE SHARE" shall mean the fraction which has as its numerator the Rentable Area of the Leased Premises and has as its denominator the total Rentable Area of the Building. The total Rentable Area of the Leased Premises shall be adjusted from time to time, as may be reasonably necessary, to give effect to any structural or functional changes affecting the calculation of total Rentable Areas.

         "RENT"  means Base Rent and Additional Rent.

         "RENTABLE AREA" in this Lease means:

         (i) in the case of a single tenancy on a whole floor of the Building, all areas within the inside finished surface of the dominant portion of the permanent outer Building walls and shall be computed by measuring the inside finished surface of the dominant portion of the permanent outer Building walls and shall include Service Areas and any special stairs and/or elevators for the specific sole use of that floor, but excluding stairs, elevator shafts, flues, pipe shafts and vertical ducts and the like and their enclosing walls (the "VERTICAL OPENINGS"), with no deductions for columns or projections necessary to the Building plus a gross-up factor for ground floor services in common with other tenants, including, but not limited to vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building; and

         (ii) in the case of a floor of the Building to be occupied by more than one tenant, all areas from the inside finished surface of the dominant portion of the permanent outer Building walls to the Tenant's side of corridors and/or other permanent interior walls and to the centre of demising partitions which separate the area occupied from adjoining rentable premises, herein referred to as the "USABLE AREA", plus a gross-up factor for the Service Areas on the floor in common with other tenants on the same floor, including, but not limited to, corridors, elevator lobbies, mechanical, electrical, telephone and janitor's rooms exclusively serving the floor, such factor to be based upon a ratio which the Service Areas of the floor bear to the sum of the Usable Area of the floor, plus an additional gross-up factor for ground floor services in common with other tenants, including, but not limited to, vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building.

         "RULES AND REGULATIONS" means the rules and regulations attached as Schedule "C".

         "SERVICE AREAS" shall mean the area of corridors, elevator, lobbies, service elevator lobbies, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises on the same floor.

         "TAXES" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building, Common Areas or Common Area Facilities or upon the Landlord in respect thereof, excluding Capital Tax, Large Corporations Tax and commercial concentration tax, or from time to time levied, imposed or assessed in the future in lieu thereof, whether now contemplated or not, and those levied, imposed or assessed for education, schools and local improvements and including all costs and expenses (including reasonable legal and other professional fees), incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined.

         "TERM" means the term of the Lease stipulated in paragraph 2.2.

         "UTILITIES" means electricity as described in Article 6.2, natural gas and any other utility required in the operation of the Building.

                   ARTICLE II - LEASE TERM AND PAYMENTS

2.1 DEMISE. In consideration of the rents, covenants and agreements hereinafter reserved and contained, the Landlord hereby leases to the Tenant, for the exclusive use of the Tenant, the Leased Premises for the Term.

2.2 TERM. The Lease shall have a term of five (5) years commencing on April 1, 1995 and ending March 31, 2000, unless such term shall be sooner terminated as hereinafter provided.

2.3 BASE RENT. Subject to the provisions of section 14.9 hereof the Tenant shall pay yearly and every year during the within Term the sum of $120,833.76 of lawful money of Canada in twelve (12) equal monthly instalments of $10,069.48, in advance, the first of such instalment to become due and payable on April 1, 1995 (the "BASE RENTAL").

         The aforesaid annual Base Rent is calculated on the basis of the Rentable Area of the Leased Premises being 9,537 square feet at a rate of $12.67 for each square foot of Rentable Area.

         The parties hereto acknowledge and agree that $0.67 of the Base Rental rate noted above has been included in lieu of the Tenant not paying a Proportionate Share of Capital Tax and Large Corporations Tax as part of Taxes and not paying a Proportionate Share of depreciation of systems and equipment as part of Operating Costs. It is further agreed that upon this Lease becoming extended whether pursuant to Section 14.3 hereof or otherwise, there shall be added to the determined Base Rental rate for the extension term, a corresponding amount of the then current amount charged by the Landlord under its leases in the Building for Capital Tax, Large Corporations Tax and depreciation of systems and equipment of the Building.

         The Landlord represents and warrants that the Rentable Area of the Leased Premises is 9,537 square feet and the Landlord, at its cost, covenants and agrees to deliver a certificate in respect thereof, signed by the Landlord's architect, prior to the Commencement Date.

         IF THE TERM COMMENCES on any day other than the first or ends on any day other than the last day of the month, the Base Rental and additional rental for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata. All Base Rental payments shall be payable on the first of each month.

2.4 PREPAID RENT. The Landlord acknowledges receipt of the sum of $39,031.00, including GST, representing payment on account of the Rents due herein for the months of April, May and part of June, 1995.

                   ARTICLE III - LANDLORD AND TENANT COVENANTS

3.1      LANDLORD COVENANTS. The Landlord covenants with the Tenant:

         (a)      QUIET ENJOYMENT.  To provide for quiet enjoyment.

         (b) INTERIOR CLIMATE CONTROL. To provide to the Leased Premises during Normal Business Hours, processed air by means of a system for heating and cooling, filtering and circulating, processed in such quantities, and at such temperatures as shall be reasonable in accordance with good standards of interior climate control generally pertaining to normal occupancy of premises for office purposes. The Landlord shall have no responsibility for inadequacy of the performance of the said system if the Leased Premises depart from the design criteria.

         (c) ELEVATORS. Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto reasonable standards of passenger elevator service to the Leased Premises. The Tenant shall be responsible for any damages caused to the elevator as a result of taking possession or giving up possession of the Leased Premises and shall pay such costs forthwith upon demand as Additional Rent.

         (d) ENTRANCES LOBBYS, ETC.. To permit the Tenant and its employees and invitees to have the use in common with others entitled thereto of the common entrances, lobbies, stairways, elevators and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations and such other reasonable limitations as the

                  Landlord may from time to time impose).

         (e) WASHROOMS. To permit the Tenant and its employees and invitees, in common with others entitled thereto to use the washrooms available to the Leased Premises on each floor of the Building upon which any part of the Leased Premises is located.

         (f) JANITOR SERVICE. To cause the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted once per business day, all in keeping with a first-class office building, such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

         (g) MAINTENANCE OF COMMON AREAS. To cause the elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

         The Landlord further covenants with the Tenant as follows, subject to chargeback if permitted by the terms of this Lease:

         (i) to observe and perform all of the covenants and obligations of the Landlord under this Lease;

         (ii) to operate, maintain, clean, light, heat, ventilate and air-condition (during Normal Business Hours), supervise and regulate the Common Areas and the Common Area Facilities as a prudent owner of a first-class building would do;

         (iii)    to provide security services for the Building;

         (iv) to repair and maintain the Common Areas and the Common Area Facilities, the Building and the Lands, including all external and structural parts of the Building, with reasonable dispatch and in a good and workmanlike manner, and so as to keep the Building in good condition and repair as a prudent owner of a first-class building would do;

         (v) to promptly pay and discharge, on or before the times and in such manner as may be necessary to prevent any default which would give rise to any remedy which would result in interference with the interests of the Tenant in the Leased Premises, all payments (other than payments which are required by reason of any act or default of the Tenant or those for whom it is in law responsible) required to be paid pursuant to any contract, construction lien, lien, privilege, mortgage, charge or encumbrance affecting the Leased Premises;

         (vi) the Landlord shall, with respect to the Lands and that portion of the Building which does not include the Leased
                  Premises: (1) maintain the Building and all electrical, mechanical and plumbing systems in the Building in good order and condition consistent with the standards maintained in buildings in Metropolitan Toronto of similar location and character as the Building; (2) maintain in such good order and condition as would a prudent owner, the roadways, sidewalks, parking areas and grounds forming part of the Lands; (3) keep the roadways and parking areas forming part of the Lands reasonably free of snow and ice; and (4) heat the Building to the extent necessary for the conduct by tenants of their businesses;

         (vii) the Landlord is the beneficial and legal owner of the Leased Premises, the Building and the Land and has authority to enter into this Lease; and

         (viii) the Landlord shall comply at all times with any law, by-law, ordinance, order, rule, regulation or requirement of any federal, provincial or municipal government or any department, commission, board or office thereof which relate to or affect the Leased Premises, the Building and/or the Lands.

3.2      TENANT COVENANTS.  The Tenant covenants with the Landlord:

         (a)      RENT.  To pay Base Rent and Additional Rent.

         (b) PERMITTED USE. To use the Leased Premises only for the purpose of any lawful business or office undertaking and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

         (c) WASTE AND NUISANCE. Not to commit or permit any waste, damage or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, reasonable wear and tear excluded, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing unreasonable annoyance to other tenants and occupants of the Building.

         (d) CONDITION. Not to permit the Leased Premises to become hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and at the end of each business day to leave the Leased Premises in a condition such as to reasonably facilitate the performance of the Landlord's janitor and cleaning services referred to herein.

         (e) BY-LAWS. To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, regulations, ordinances, orders or regulations pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein.

         (f) FIRE EXIT DOORS. To permit the installation by the Landlord of all doors in the exterior wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation.

         (g) RULES AND REGULATIONS. To observe and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control, the Rules and Regulations and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant.

         (h) OVERHOLDING. That in the event that the Tenant remains in possession of the Leased Premises after the termination of the original Term hereby created, without other special agreement, it shall be at the monthly base rent equal to the Base Rent and Additional Rent payable during the last month of the Term hereof, times two, payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Base Rent and Additional Rent in monthly instalments.

3.3 SIGNS AND DIRECTORY. The Tenant covenants not to permit, paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance to the Leased Premises, a directory listing in the main lobby of the Building, and corporate identification on the podium sign fronting on to 16th Avenue, in each case containing only the name of the Tenant and to be subject to the approval of the Landlord, not to be unreasonably withheld or delayed, as to size, location, content and design criteria as established by the Landlord. Such identification sign, directory listing and podium signage shall be installed by the Landlord at the expense of the Tenant, which expense shall be the invoice cost plus 15% for an administration fee. The Landlord's acceptance of any name for listing upon the directory will not be deemed, nor will it substitute for the Landlord's consent if required by this Lease to any sublease, assignment or other occupancy of the Leased Premises.

3.4 INSPECTION AND ACCESS. The Landlord shall be permitted to enter and to have its authorized agents, employees and contractors enter the Leased Premises, for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services and access panels which the Tenant agrees not to obstruct, or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes and shall not be entitled to compensation for any inconvenience, nuisance, discomfort or loss caused thereby, but the Landlord, in exercising its rights hereunder, shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

3.5 EXHIBITING PREMISES. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises during the last six (6) months of the term for the purpose of exhibiting them to prospective tenants or at any time for the purposes of arranging financing for the Building.

3.6 LANDLORD'S CONTROL. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

3.7 BANK REFERENCES. The Tenant will, at the request of the Landlord, supply bank references to the Landlord or to the mortgagees, if any, on the said lands or a prospective mortgagee.

                        ARTICLE IV - REPAIR AND DAMAGE

4.1      TENANT'S REPAIRS. The Tenant covenants with the Landlord:

         (a) to keep the Leased Premises in a good and reasonable state of repair and consistent with the general standards of first-class office buildings in Metropolitan Toronto, to perform all repairs and replacements as a prudent tenant would do (reasonable wear and tear excepted) to the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein.

         (b) that the Landlord may enter and view the state of repair from time to time and that the Tenant will repair if required to do so pursuant to the terms of this Lease, according to notice in writing and that the Tenant will leave the Leased Premises in a good and reasonable state of repair.

         (c) that if any part of the Building other than the Leased Premises becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be the responsibility of the Tenant.

         Notwithstanding the foregoing or anything else contained herein, the Landlord agrees that the Tenant's obligations under this Lease shall not include reasonable wear and tear to the Leased Premises and maintenance, repairs or replacements:

         (i) necessitated due to damage by fire, lightning, tempest or other casualties;

         (ii) necessitated due to the negligent or wilful acts or omissions of the Landlord or those for whom it is in law responsible;

         (iii) to any structural portion of the Building or the Leased Premises, including the exterior walls, the roof, roof structure and roof membrane;

         (iv) necessitated due to structural defect or weaknesses or improper or faulty workmanship, construction, design or materials;

         (v) to the extent same are covered by insurance maintained or otherwise required to be maintained by the Landlord hereunder; or

         (vi) to the mechanical, electrical and base building systems, subject to chargeback to the Tenant if permitted under this Lease,

         which shall all be the Landlord's responsibility at the Landlord's sole expense in addition to the Landlord's other obligations pursuant to this Lease.

4.2 ABATEMENT AND TERMINATION. It is agreed between the Landlord and the Tenant that:

         (a) In the event of damage to the Leased Premises or to the Building affecting access or services essential to the conduct of business in the Leased Premises and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of 10 days, then

                  (i) unless the damage was caused by the misuse, fault, negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Rent shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                  (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided herein, it being understood that the Tenant shall have the obligation to repair and replace all Leasehold Improvements and all Tenant's trade fixtures) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which repairs by the Tenant ought to have been completed with reasonable diligence; and

         (b) if either the entire or substantially all of the Leased Premises, or premises whether of the Tenant or other tenants of the Building comprising in the aggregate 50% or more of the Rentable Area of the Building are substantially damaged or destroyed by any cause to such an extent in the reasonable opinion of the Landlord cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction terminate this Lease in which event neither the Landlord nor the Tenant shall be bound to repair as provided herein and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination and Rent shall be apportioned and paid to the date upon which possession is so delivered up (but, subject to any abatement to which the Tenant may be entitled under paragraph (a) of this clause 4.2 by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair described in 4.2 (a) (ii)) shall repair such damage with reasonable diligence. Notwithstanding the foregoing, it is understood and agreed that in the event damage or destruction should occur to the Premises during the last year of the tenancy to the degree that the Tenant cannot continue to occupy the Premises, the Tenant shall then have the mutual right to terminate the Lease by notice given to the Landlord, unless the Tenant exercises its right to extend the Lease in which case the Tenant shall reoccupy the Leased Premises once the damage or destruction has been made good.

                   ARTICLE V - TAXES AND OPERATING COSTS

5.1 NET NET LEASE. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, except as expressly set out herein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises.

5.2 LANDLORD'S TAX OBLIGATIONS. The Landlord covenants with the Tenant, subject to the provisions herein, to pay all Taxes promptly when due to the taxing authority or authorities having jurisdiction.

5.3      TENANT'S TAX OBLIGATIONS. The Tenant covenants with the
         Landlord:

         (i) to pay promptly when due to the taxing authority or authorities having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on by the Tenant, subtenants, licensees, or other occupants of the Leased Premises or in respect of the use or occupancy thereof (including licence fees); and

         (ii) to pay promptly to the Landlord when demanded or otherwise due hereunder:

                  (1) all Taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Leased Premises as Additional Rent;

                  (2) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Leased Premises, the Leased Premises or any part of them shall be assessed for the support of Separate Schools, the amount by which the Taxes so payable exceed those which would have been payable if the Leased Premises had been assessed for the support of Public Schools; and

                  (3) the Tenant's Proportionate Share of Taxes as Additional Rent in the manner stipulated herein.

         (iii) notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, without duplication, an amount equal to all goods and service taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rent, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Base Rent or Additional Rent but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rent and Additional Rent hereunder.

         Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

         The Tenant shall have the right to contest at its own expense by appropriate legal proceedings, the validity of any tax, rate, including local improvement rates, assessment or other charges in respect of the Leased Premises or the use and occupancy thereof or any other part of the Building or the Lands by the Tenant, provided the Tenant forthwith pays the same under protest to the City of Richmond Hill (the "CITY") or furnishes to the City sufficient security by bond or otherwise to ensure the payment of same. Should, as a result of such contestations, the amount of the Taxes payable hereunder by the Tenant be decreased as a result of such contestation or appeal, the Landlord hereby agrees to promptly reimburse the Tenant accordingly to the extent such overpaid amounts have been paid, when reimbursed to the Landlord.

5.4 METHOD OF PAYMENT OF TAXES. The Tax payments required to be made by the Tenant to the Landlord under the provisions of 5.3 (ii) herein shall be estimated by the Landlord, and the Tenant shall pay to the Landlord in addition to the monthly payments of Base Rent hereinbefore reserved, one-ninth of the estimated annual tax payments in the months of January to September, both inclusive, in each calendar year with an adjustment being made when the property tax bill respecting the Building is received by the Landlord for each year. The Tenant shall within sixty
         (60) days of being invoiced pay to
         the Landlord such additional sums as may be required in order that out of such monthly additional payments, the Landlord may pay the whole amount of the annual taxes as the instalments thereof fall due; and if the monthly additional payments so paid by the Tenant to the Landlord exceed in total the Tenant's Proportionate Share of the annual property tax bill with respect to the Building and Lands of which the Leased Premises form part, then the excess shall be adjusted by the Landlord in favour of the Tenant by applying such excess on account of the next ensuing rental payments due (following the issue of the yearly statement) and such next ensuing rental payments shall be reduced by such excess accordingly. The Landlord shall forward to the Tenant copies of all notices or tax bills relating to the imposition of property taxes or other charges required hereunder to be paid as to part or all thereof by the Tenant. In the event that the Landlord is unable to obtain or determine a separate allocation of taxes payable by the Tenant under this Lease, the Landlord shall have the right to make an allocation, but shall be obligated to act reasonably and not arbitrarily.

5.5 OPERATING COSTS. During the Term of this Lease, the Tenant shall pay to the Landlord its Proportionate Share of Operating Costs. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly instalments in advance over the fiscal period or broken portion thereof in question, each such instalment being payable on each monthly rental payment date provided in clause 2.3. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included with the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fixed monthly instalments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for instalments paid by the Tenant on the basis of the previous estimate or estimates, the Tenant's entire Proportionate Share of Operating Costs will have been paid during such fiscal period or broken period thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Costs and the Tenant's Proportionate Share thereof for such fiscal period or (if applicable) broken portion thereof and shall provide a statement to the Tenant and the parties shall make the appropriate readjustment. Each 12 month period ending December 31st shall be deemed to be an accounting year for adjusting the said Operating Costs and within 120 days after the end of each such accounting year, the Landlord shall compute the said costs for such accounting year and the Proportionate Share of the Tenant therefor and shall submit to the Tenant a statement to reflect the Operating Costs specifically permitted under this Lease, and the said Proportionate Share thereof shall be borne by the Tenant. To the extent that the Tenant's Proportionate Share of such costs for such accounting year shall be greater than the total amount actually paid by the Tenant by said monthly payments in respect of such year the difference shall be paid by the Tenant to the Landlord within thirty
         (30) days after receipt by the Tenant of such statement. Any excess payments shall be applied by reducing the next ensuing rental payment(s) by the amount of such excess. The said accounting period may be modified by the Landlord if reasonably necessary.


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                                                                             16

         The Landlord shall keep proper and sufficient records of all its costs relating to Additional Rent and the Tenant shall have the right at any time during the Term and any extensions thereof and up to 2 years following expiration of the tenancy, to claim a readjustment in respect of any item of Additional Rent. For this purpose, the Tenant shall have the right during such times to review all invoices, receipts and other records used by the Landlord in the calculation of Additional Rent relating to the Leased Premises, such review to take place at the Landlord's offices and upon seven (7) business days' prior written notice by the Tenant to the Landlord.

5.6 PAYMENT OF ADDITIONAL RENT. Any Additional Rent provided for under this Lease unless otherwise provided herein, shall become due with each instalment of monthly Base Rent.

                  ARTICLE VI- UTILITIES AND ADDITIONAL SERVICES

6.1 WATER AND TELEPHONE. The Landlord shall furnish appropriate openings for bringing telephone services to the Leased Premises and shall provide hot and cold water to washrooms in the Leased Premises and to washrooms available for the Tenant's use in common with others entitled thereto.

6.2 ELECTRICITY. The Tenant shall pay throughout the Term promptly to the Landlord (unless paid directly to Hydro authorities pursuant to separate billing) as Additional Rent when demanded:

         (i) The cost of electric light and power supplied to the Leased Premises monthly based on the electric light and power requirements of the Tenant on a pro rata basis as determined from time to time during the Term by the Landlord acting reasonably; and

         (ii) The cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement of electric light bulbs, tubes, starters and ballasts used to replace those installed at the commencement of the Term. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord. It is understood and agreed that the costs described in this sub-section (ii) shall be included as part of Operating Costs.

6.3 ADDITIONAL SERVICES. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning service to the Leased Premises and Common Area Facilities required by the Tenant which are additional to those required to be provided by the Landlord hereunder, including the Additional Services which the Landlord agrees to provide by arrangement, and to supervise the moving of furniture or equipment of the Tenant in and out of the Building where such moving of furniture or equipment would be disruptive to the normal business of the Building, and the making of repairs or alterations conducted within the Leased Premises affecting Base Building, building systems or Leasehold Improvements. The reasonable cost of Additional Services provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time within thirty (30) days following receipt of invoices therefor from the Landlord. Costs of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs.


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                                                                             17

                   ARTICLE VII- ASSIGNING AND SUBLETTING

7.1 ASSIGNMENTS AND SUBLETTINGS. The Tenant covenants with the Landlord that it will not assign, sublet, licence or part with the possession of the Leased Premises or any part thereof, or share the occupation of the Leased Premises, or any part thereof, without the consent of the Landlord in writing first had and obtained such consent not to be unreasonably or arbitrarily withheld or delayed. Provided that as a condition of the granting of its consent, the Landlord may require any assignee, subtenant, licensee or occupant of the Leased Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this Lease, or, except in the case of an absolute assignment of this Lease, to execute an acknowledgement that all the sublessee's or undertenant's estate, right and interest in and to the Leased Premises absolutely terminates upon the surrender, release, disclaimer or merger of this Lease notwithstanding the provisions of the Landlord and Tenant Act of Ontario, R.S.O. 1980, Chapter 232 and amendments thereof with specific reference to Paragraphs 21 and 39 (2) thereof, or other similar statute. The Tenant shall furnish to the Landlord copies of any assignment, sublease, licence or other agreement herein contemplated. Notwithstanding any other provision in this section, no assignment, subletting, licensing or parting with possession of the Leased Premises shall in any way release or be deemed to release the Tenant (or any guarantor hereof) from their obligations under the terms of this Lease. Provided further that the proposed assignee, subtenant, licensee or occupant of the Leased Premises shall be required to provide reasonable financial information as the Landlord may require. It is agreed that the Landlord may consider in determining whether to grant consent among other matters, the following: the personal and business history of the proposed assignee, occupant, sublessee and its key employees. The Tenant agrees to pay the reasonable legal fees of the Landlord's solicitor relating to the preparation of the Landlord's consent, and determination as to whether to give the consent.

         In the event of any sub-letting by the Tenant by virtue of which the Tenant receives rent in the form of cash, goods, services or other considerations from the sub-tenant which is higher than the rent payable hereunder to the Landlord for the premises so sub-let, the Tenant shall pay any such excess to the Landlord, in addition to all rent and other costs payable hereunder, for the period of time during which the said subtenant remains in possession of the premises sub-let to it.

         If the Tenant herein shall receive from any assignee of this lease, either directly or indirectly, any consideration for the assignment of this lease, either in the form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to such consideration to the Landlord and same shall be deemed to be further Additional Rent hereunder.

         Notwithstanding the above provisions, within ten (10) business days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant to, if the request is to assign this Lease or sublet the whole of the Leased Premises, cancel and terminate this Lease, or to, if the request is to sublet a part of the Leased Premises only, cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be ninety (90) days following giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Base Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if only a part of the Leased


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                                                                             18

         Premises is surrendered, Base Rent and Additional Rent shall, after the date of surrender, abate proportionately. If the Landlord does not elect to terminate as aforesaid and if consent to sublease or assign will be granted, the Tenant may assign or sublet, as the case may be, only upon the terms and to the party set out in the offer submitted to the Landlord as aforesaid. If the Landlord elects to terminate, the Tenant may withdraw its request for consent by notice to the Landlord given within five (5) days after the Landlord's notice of election in which event the Landlord's notice of election shall be null and void and the Tenant shall not proceed with the assigning or subletting for which such consent was requested.

                   ARTICLE VIII- FIXTURES AND IMPROVEMENTS

8.1 INSTALLATION OF FIXTURES AND IMPROVEMENTS. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval which the Landlord shall not unreasonably delay or withhold. In making, erecting, installing or altering any Leasehold Improvements the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord and in no event shall it alter or interfere with window coverings (if any) installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. All work to be performed in the Leased Premises shall be performed by reputable contractors approved by the Landlord. The Landlord reserves the right to require the Tenant to utilize the contractor(s) of the Landlord where Base Building, building systems and/or warranties may be affected provided the Landlord agrees that charges by such contractors shall be in keeping with that which an arms length contractor would charge. The cost of all such work shall be estimated by the Landlord in advance and such estimate approved by the Tenant prior to work commencing. All such work shall be performed at the Tenant's expense and the Tenant shall be responsible for application and payment of all fees in connection with any permits required. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. The Landlord shall be entitled to supervise the work. The Landlord shall be entitled to charge reasonable fees for examining plans respecting the proposed work as well as any reasonable consultant's fees where base building systems and equipment as well as structure may be affected and whereby the Landlord incurs actual out-of-pocket expenses for the review of such alterations.

8.2 LIENS AND ENCUMBRANCES ON FIXTURES AND IMPROVEMENTS. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act (Ontario) and other statutes from time to time applicable thereto and shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or to the Building and Common Area Facilities. If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sales agreement or other encumbrance shall attach, the Tenant shall within ten (10) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy hereunder and may make any payments required to procure the discharge of any such liens or encumbrances and shall be entitled to be reimbursed by the Tenant as provided herein and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defense.

8.3 REMOVAL OF FIXTURES AND IMPROVEMENTS. All Leasehold Improvements in or upon the Leased Premises shall immediately upon termination of this lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or earlier termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, and (2) the Tenant shall remove its furniture and equipment at the end of the Term and may remove its trade fixtures, furniture and equipment during the Term in the usual and normal course of its business. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises by the installation and removal. Provided that upon the termination of this Lease, the Tenant, if requested by the Landlord, shall restore any alterations or installations made by or on behalf of the Tenant subsequent to the Commencement Date that the Landlord indicated at the time consent for such alteration or installation was sought, would require restoration upon expiration of the tenancy, and if not so requested, any such changes or alterations shall become the property of the Landlord.

         For clarity, it is understood and agreed that the Tenant shall not be required to restore the Leased Premises or any additional space to base building condition, whether at the expiration or other termination of the Term or otherwise.

                      ARTICLE IX- INSURANCE AND LIABILITY

9.1 LANDLORD'S INSURANCE. The Tenant will during the whole of the Term hereby granted as part of Operating Costs, pay its Proportionate Share of all premiums with respect to insurance to be placed by the Landlord and described in this Section 9.1. The Landlord agrees to maintain during the Term, insurance coverages as follows:

         (i) Property of Every Description (Building and Equipment) against the perils of "All-Risks", under form providing coverage at least equivalent to Commercial Building Broad Form I.A.O. Form No. 700 including "Building By-Laws Endorsements", and to be insured for the Replacement Value, without allowance for depreciation and Stated Amount, and with no co-insurance requirement.

         (ii) "Rental Income" for the gross annual rental income on "All-Risks" basis, as provided under Commercial Building Broad Form I.A.O. Form 700 including "Building By-Laws Endorsements", providing coverage at least equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period.

         (iii) Broad Form Boiler and Machinery Policy on a blanket and replacement basis with limits for each accident in an amount not less than the replacement cost of the Building containing the Leased Premises and which shall cover all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus owned by the Landlord and which shall include PCB coverage. It shall also include "Rental Income" for the full gross annual income equivalent to I.A.O. Profits Form No. 551 with a eighteen
                  (18) month indemnity period. This policy should also provide "Building By-Laws Endorsements".

         (iv) "General Liability Insurance" on a Comprehensive Form and on an "occurrence" basis without deductible with retroactive coverage against claims for Personal and Bodily Injury and Death and/or Property Damage occurring upon or about the Leased Premises and for a limit no less than $5,000,000.00 inclusive for one occurrence.

         (v) Such other insurance coverage or coverages as a prudent owner of a first class office building would obtain for protection respecting loss of, or damage to the Building, the Lands or the Leased Premises, or liability arising therefrom.

         All such insurance coverages shall be kept and maintained by the Landlord, and in no event shall the coverage be less than the amount required by any institution then holding a mortgage on the Building and Common Area Facilities. The Tenant shall pay to the Landlord, as part of Operating Costs, its Proportionate Share of the Landlord's Insurance. The Tenant shall not do or permit to be done any act or thing whereby insurance coverage, premiums or any of them hereinbefore contemplated, may be increased or cancelled by the insurer, or the Leased Premises shall be rendered uninsurable, and if by reason of any act done or permitted or omission, as the case may be, by the Tenant, the said insurance coverage, premiums or any of them shall be increased, then the Tenant, if it shall fail to rectify the event giving rise to the increased premium after written notice thereof from the Landlord, shall be liable to pay all of such increase in premium, with respect to the entire coverages, and this notwithstanding that the Tenant occupies only a portion of the Building covered by such insurance coverages, and if the Leased Premises shall be rendered uninsurable, or if the said insurance coverages, or any of them, shall be cancelled by reason of any act or omission as the case may be by the Tenant and shall not be susceptible of being replaced, after the Landlord's reasonable efforts under the circumstances to do so, then the Landlord, after giving the Tenant at least fourteen (14) days written notice within which to replace insurance coverage or coverages shall, at its absolute discretion, have the right to determine that the term hereof has expired and in such event the Tenant shall deliver up possession of the Leased Premises as if the Term of this Lease had expired.

         PROVIDED that no act required to be done by the Tenant nor any payment required to be made by the Tenant, including reimbursements of insurance premiums paid by the Landlord, shall relieve the Tenant from any liability for damage incurred by the Landlord as result of any act or omission of the Tenant.

         If any other tenant of the Building has his own insurance premiums increased by his insurers as a result of the use or occupation by the Tenant herein of the within Leased Premises, the Tenant covenants and agrees with the Landlord after written notice thereof, to pay the additional cost forthwith upon demand as Additional Rent.

         The Landlord's insurance policy shall contain a waiver of subrogation in favour of the Tenant or those for whom the Tenant is in law responsible.

9.2 AGENTS. The Tenant acknowledges, covenants and agrees that every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Landlord or to which the Landlord is entitled hereunder shall also be available and shall extend to protect every such agent of the Landlord acting (in the course of or in connection with his employment or otherwise) and for the purposes of all of the foregoing provisions of this clause, the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of persons who are or might be his servants, employees or agents from time to time.

9.3 TENANT'S INSURANCE. The Tenant covenants to insure and to keep insured during the whole of the Term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the
         Landlord:

         (i) "All-Risks" insurance upon all property owned by the Tenant or for which it is legally liable or installed or affixed by or on behalf of the Tenant and which is located in the Building including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a Leasehold Improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Landlord's Architect shall be conclusive.

         (ii) All parties hereto on a Comprehensive Form for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Leased Premises and/or the business of the Tenant or any sub-tenant, licensees or occupiers of the Leased Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Landlord, acting reasonably, or any mortgagee requires from time to time, and shall contain a severability of interest clause, and a cross liability clause.

         (iii) Any other form of insurance that the Landlord or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Landlord and any mortgagee.

         The Tenant covenants and agrees to provide the Landlord with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Landlord may require. The Tenant agrees to provide same to the Landlord forthwith after notice has been given by the Landlord to the Tenant of its request. The Tenant's policy shall contain a waiver of subrogation in favour of the Landlord and those for whom the Landlord is in law responsible.

9.4      LIMITATION OF LANDLORD'S LIABILITY.   The Tenant agrees that:

         (i) the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building and Common Area Facilities howsoever occurring and in no event shall the Landlord be liable for:

                  (1) any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Common Area Facilities or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant; and

                  (2) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, maintenance, supervision or any other work in or about the Leased Premises or the Building or Common Area Facilities; and

                  (3) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

         (ii) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body have jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

9.5 INDEMNITY OF LANDLORD. The Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

              ARTICLE X-SUBORDINATION, ATTORNMENT AND CERTIFICATES

10.1 SUBORDINATION AND ATTORNMENT. The Tenant agrees that this Lease and all the rights of the Tenant hereunder are subject and subordinate to all mortgages now or hereafter existing (including deeds of trust and all instruments supplemental thereto) which may now or hereafter affect the Building or Common Area Facilities and to all renewals, modifications, consolidations, replacements and extensions thereof, provided such mortgagee has provided a non-disturbance agreement to the Tenant; provided that the Tenant whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage) shall attorn to such mortgagee as the Tenant upon all the terms of this Lease. Subject to the foregoing, the Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee such instrument of subordination or attornment, as the case may be, as may be required of it.

10.2 CERTIFICATES. The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee [including any trustee under a deed of trust and mortgage] designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rent payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

               ARTICLE XI-REMEDIES OF LANDLORD ON TENANT'S DEFAULT

11.1 REMEDYING BY LANDLORD. In addition to all rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord:

         (1) shall have the right at all times after reasonable written notice of an event of default has been given to the Tenant and a reasonable time given to cure such default provided the Tenant is proceeding diligently, to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, as may be reasonably necessary, and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand;

         (2) subject to 11.3 below, shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of a non-payment of Rent; and

         (3) if the Tenant shall fail to pay any Rent or other amount from time to time payable by it to the Landlord hereunder within 5 days of notice of same becoming due, shall be entitled, to interest thereon at a rate of 3% per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at The Bank of Nova Scotia in Toronto from the date upon which the same was due until actual payment thereof.

11.2 REMEDIES CUMULATIVE. The Landlord, subject to 11.3 hereof, may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

11.3 RIGHT OF RE-ENTRY DEFAULT OR TERMINATION. It is expressly agreed that if and whenever the Base Rent or Additional Rent hereby reserved, remains unpaid, or if the Tenant shall breach or fail to observe or perform any of the other covenants, agreements, provisoes, conditions, reasonable rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder, provided the Landlord has first delivered notice to the Tenant explaining the breach and has allowed the Tenant five (5) days to rectify any monetary breach and ten (10) days, (or such longer period as is reasonable in the circumstances), to rectify any non-monetary breach, or if this Lease shall have become terminated pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof and to have again, repossess and enjoy the same as of its former estate, anything in this Lease contained to the contrary notwithstanding.

11.4 TERMINATION RE-ENTRY. If and whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination.

11.5 PAYMENT ON TERMINATION. Upon the giving by the Landlord of a notice in writing terminating this Lease, pursuant to 11.4 or 11.3 of this Lease, this Lease and the Term shall terminate, rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may re-enter and take possession of them.

11.6 RENUNCIATION. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the

         Landlord's right of distress.

11.7 RE-LETTING. Whenever the Landlord becomes entitled to re-enter upon the Leased Premises under 11.3 or 11.4 hereof of this Lease the Landlord in addition to all other rights it may have shall have the right as agent of the Tenant to enter the Leased Premises and re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

                    ARTICLE XII-EVENTS TERMINATING LEASE

12.1 CANCELLATION OF INSURANCE. If any policy of insurance upon the Building and Common Area Facilities from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord and a reasonable time allowed, to reinstate such insurance or avoid cancellation, shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance, the Landlord may at its option terminate this Lease by leaving upon the Leased Premises notice in writing of such termination.

12.2 PROHIBITED OCCUPANCY, BANKRUPTCY, ETC. If, without the written consent of the Landlord the Leased Premises shall be used by any persons other than the Tenant, its employees, invitees and customers or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned, or remain unoccupied for 7 days or more while capable of being occupied, or if the Term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if the Tenant shall make any assignment for the benefit of creditors, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option, subject to compliance with the procedures set forth in Section 11.3, terminate this Lease by leaving upon the Leased Premises notice in writing of such termination and thereupon, in addition to the payment by the Tenant of Rent and other payments for which the Tenant is liable under this Lease, Rent for the current month and the next ensuing 3 (three) months' Rent shall immediately become due and be paid by the Tenant.

                         ARTICLE XIII-MISCELLANEOUS

13.1 REGISTRATION. The Tenant agrees with the Landlord not to register this Lease, but nevertheless if the Tenant desires to register a notice of this Lease, the Landlord agrees to execute a notice or acknowledgement, if required, sufficient for the purpose in such form as the Landlord and Tenant mutually approve provided in no event shall rental rates of this Lease be shown.

13.2 NOTICE. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the

         Landlord or by facsimile transmission or mailed by prepaid registered mail addressed to the Landlord at 3650 Victoria Park Avenue, Suite #500, North York (Toronto), Ontario, M2H 3P7, and if to the Tenant, either delivered to the Tenant (or to an officer of the Tenant if the Tenant is a firm or corporation) or by facsimile transmission or mailed by prepaid registered mail addressed to the Tenant at the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid in Canada, upon the day when it was mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be mailed to it.

13.3 EXTRANEOUS AGREEMENTS. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any agreement to Lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

13.4 CONSTRUCTION. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had never been included. The headings and marginal sub-headings of clauses and sub-clauses are for convenience of reference and are not intended to limit, enlarge or otherwise affect their meanings.

13.5 NON-WAIVER. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord in respect of any such continuing or subsequent default or breach and no waiver shall be inferred or implied by anything done or omitted by the Landlord save only express waiver in writing.

13.6 ACCORD AND SATISFACTION. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Base Rent and Additional Rent from time to time due shall be deemed to be other than on account of the earliest stipulated Base Rent and Additional Rent due, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment of Base Rent or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Base Rent or Additional Rent or pursue any other remedy provided in this Lease.

13.7 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

13.8 TIME OF THE ESSENCE. Time shall be of the essence of this Lease and every part hereof.

13.9 NO PARTNERSHIP. Nothing contained herein shall be deemed or construed by the parties hereto, nor any third party, as creating the relationship of principal and agent, or a partnership, or a joint venture between the parties hereto, it being understood and agreed that none of the provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

13.10 FORCE MAJEURE. Except as herein otherwise expressly provided, if and whenever and to the extent that the Landlord or the Tenant shall be prevented delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing by reason of strikes or work stoppages or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence (save for any financial reason), the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof and the other party shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

13.11 CONTRA PROFERENTEM. The Parties acknowledge and agree that both parties have participated in the drafting of this Lease, and any rule of law providing that ambiguities shall be construed against the drafting party, shall be of no force or effect.

13.12 PLANNING ACT. This Lease is expressly conditional upon compliance with the land division provisions of the Planning Act R.S.O. 1990 (as it may be amended from time to time), if applicable.

13.13 ACCESS. The Tenant, its employees, invitees and customers and persons connected with the Tenant (subject and except as in this Lease provided) shall have the right in common with others entitled thereto from time to time to use the parking areas, driveways, walkways, lawns, ramps (if any) and other Common Areas in and about the Building from time to time. The Tenant shall not unreasonably block or in any manner hinder the Landlord, other tenants or other persons claiming through or under them or any of them who may be authorized by the Landlord to utilize the Common Areas from so doing. The Landlord may, acting reasonably, from time to time permit the Tenant to have the exclusive use of portions of the parking area which forms part of the Common Areas and to permit other tenants or other persons to have exclusive use of portions thereof.

13.14 TRANSFERS BY THE LANDLORD. The Landlord at any time and from time to time may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises or in the Building and lands of which the Leased Premises form a part, at any time and from time to time, may enter into any mortgage of the whole or any of its interest in the Building and Lands or in the Leased Premises. If the party acquiring such interest shall have agreed to assume and so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall, thereupon be released from all of its covenants and obligations under this Lease.

         The Landlord may assign its rights under this Lease to a lending institution as collateral security for a loan. If such assignment is made and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord this Lease shall not be cancelled or modified for any reason whatsoever except as provided for by the terms hereof or by law without the consent in writing of such lending institution.

13.15    OCCUPANCY PERMIT. - deleted intentionally.

13.16 LEASED PREMISES. Save and except for any work to be performed by the Landlord as specifically set out herein, the taking of possession of the Leased Premises by the Tenant shall be conclusive evidence that the Tenant accepts the Premises in an "as is" condition and that the said Leased Premises were in good and satisfactory condition at the time possession was so taken.

13.17 SUCCESSORS AND ASSIGNS. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or a female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenants shall be deemed joint and several. All obligations of the Tenant or the Landlord under this Lease shall be deemed to be covenants whether or not expressed as same. No rights of the Tenant in this Lease shall be deemed to be personal, but shall accrue to the benefit of the Tenant's successors, permitted subtenants and assigns.

13.18 AREA DETERMINATION. In the event that any calculation or determination by the Landlord of the Rentable Area of any premises (including the Demised Premises) or the Building is disputed or called into question, it shall be calculated or determined by the Landlord's architect from time to time appointed for the purpose, whose certificate shall be conclusive and the cost of such certificate shall be borne by the Tenant.

13.19 APPROVAL. Unless specifically provided herein to the contrary, whenever any reference is made to any notice, consent, approval, lease, designation, requirement, opinion, judgement, permission, or discretion, on the part of either the Landlord or the Tenant, the same shall be given, granted, determined, required of exercised reasonably without undue delay.

                        ARTICLE XIV-OTHER PROVISIONS

14.1 PARKING. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon. The Tenant further acknowledges that the parking facilities in the Common Area Facilities are on a non-exclusive ("First Come", "First Serve Basis") and may be altered or diminished during the term or renewal thereof and the manner in which access is permitted may be altered.

         The Landlord shall provide to the Tenant for the Term of the lease, free of charge, one (1) covered reserved stall and the use of thirty
         (30) surface parking stalls on a first-come, first-serve basis.

14.2     WINDOW COVERINGS. - deleted intentionally.

14.3 EXTENSION. Provided that the Tenant is not habitually in default under the terms of this Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Term hereof, upon written request of the Tenant, grant to the Tenant an extension of this Lease for a further period of five (5) years upon the same terms and conditions as contained herein, save as to the Base Rental rate, and save as to any further right of extension. Provided always that the Tenant shall have given to the Landlord 180 days' notice in writing before the expiration of the Term of its desire to have such extension. The
         Base Rental rate for the extension term shall be at the then current market rate for similar premises in a similar area and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rental rate for the extension term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The
         Arbitrators shall have all the power given by the Arbitrations Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

         If the award of the arbitrators is not given before the commencement date of the extension term, then the Tenant shall commence paying rent at the market rate as determined by the Landlord together with Additional Rent, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the extension term.

         Interest at the rate set out herein shall be calculated monthly on the difference between the Base Rent paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

14.4 TAXES, OPERATING COSTS AND HYDRO. The Landlord represents and warrants that the Taxes, Operating Costs and Hydro applicable to the Leased Premises is currently estimated to be $8.80 per Rentable square foot per annum for 1995. The Tenant acknowledges that this is an estimate only and is subject to adjustment when actual costs are known.

14.5 LEASEHOLD IMPROVEMENTS. As soon as possible and in any event, no later than April 21, 1995, at its sole cost, but subject to force majeure and delays attributable to the Tenant, the Landlord agrees to turnkey (that is to complete the construction of improvements in the Leased Premises so that the Tenant can commence business operations immediately), the Leased Premises to a standard consistent with existing leasehold improvements in the Leased Premises, and in accordance with the layout attached hereto as Schedule "B".

         The Landlord further agrees to utilize in the construction of the Leased Premises existing materials and improvements (ie. doors and frames, sidelights, glass partitions, glass entry doors, hardware, cabinetry etc.) from adjoining vacant space on the 7th and 6th floor of the Building at no cost to the Tenant, such materials and improvements to be approved by the Tenant and agreed to by the Landlord.

14.6 RIGHT OF FIRST REFUSAL. Subject to prior rights of tenants in the Building as of the Commencement Date, the Tenant will have the right of first refusal, from time to time, to lease any part or all of any office space on the 7th floor of the Building which becomes available for lease. The rent and terms shall be equal to a bona fide offer received by the Landlord.
         The Tenant shall have five (5) business days following written notice by the Landlord containing all relevant information pertaining to such bona fide offer received in which to confirm to the Landlord that it wishes to exercise its right of first refusal to lease such space on the same terms and conditions as the bona fide offer, failing which the Landlord shall be free to lease such space to the bona fide offeror. This right becomes effective on the Commencement Date of this Lease and thereafter will remain in effect provided the Tenant is not in default under this Lease at the time of exercising this right.

14.7 EXISTING FIXTURES. It is agreed and understood that all existing fixtures as of the Commencement Date, including but not limited to light fixtures, venetian blinds, and built-in cabinetry shall be available to the Tenant at no additional cost.

14.8 CO-TENANCY. This Agreement is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "FUND"), trustees, officers, directors, employees or agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by this Agreement. Only the co-tenancy interests of Menkes and Investors Group shall be bound hereby and the obligations hereunder are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group hereunder shall, in every case, be several and proportionate and not either joint or joint and several.

14.9 BASE RENT FREE PERIOD. The Tenant shall not be obligated to pay Base Rent during twenty-two (22) months of the within Term, however, the Tenant shall be responsible for the payment of all Additional Rent during the Base Rent free period. The twenty-two (22) month period shall occur as:

         - the last eight (8) months of each of years 1 & 2 of the Term; and

         -        the last six (6) months of year 3 of the Term.

         Notwithstanding the foregoing, the parties agree that the $0.67 that has been included in the Base Rent in lieu of the Tenant not paying Capital and Large Corporations Tax and not paying for depreciation of systems and equipment, shall be due and owing during the Base Rent Free Period.

14.10 CAPITAL REPAIRS AND REPLACEMENTS. Notwithstanding anything contained in this Lease to the contrary:

         (a) it is understood and agreed that the Tenant shall not be responsible for (and the Landlord shall not be permitted to chargeback to the Tenant) replacements to the Building that are of a capital nature (as such term is determined under generally accepted accounting principles); and

         (b) in the event of repairs to the Building that are of a capital nature, the Tenant shall be responsible for its Proportionate Share of the costs thereof provided that any repair costs that exceed $10,000.00 in any given year shall be charged to Operating Costs on an amortization- over-useful-life basis.

         Provided however, should a capital repair or replacement be necessitated by reason of the negligent act or omission of the Tenant or those for whom the Tenant is in law responsible, the entire cost of such repair or replacement shall be borne by the Tenant payable to the Landlord forthwith as Additional Rent.

14.11 COMMISSIONS. The Landlord shall be responsible for any and all real estate commissions and brokerage fees, if any, payable in connection with this Lease.

IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease.

                                            MENKES OFFICE PARKS LTD.

                                            Per:_______________________________
                                                                     (Landlord)

                                            INVESTORS GROUP TRUST CO. LTD.
                                            as trustee for
                                            INVESTORS REAL PROPERTY FUND

                                            Per:________________________________
                                                                      (Landlord)

                                            Per:________________________________
                                                                      (Landlord)

                                            THOMPSON MINWAX (CANADA) LTD.

                                            Per:________________________________
                                                                        (Tenant)

                                  SCHEDULE "C"

                              RULES AND REGULATIONS

The Rules and Regulations may differentiate between different types of businesses in the Building but the Rules and Regulations will be adopted and promulgated by the Landlord acting reasonably and in such manner as would a prudent Landlord of a reasonably similar office building. The Tenant's failure to keep and observe the Rules and Regulations now or from time to time in force constitutes a default under this Lease in such manner as if the same were contained herein as covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Building as in the Landlord's absolute and unfettered discretion are from time to time needed for the safety, care, cleanliness and more efficient operation of the Building and for the preservation of good order therein. Notice of the Rules and Regulations and amendments and supplements, if any, shall be given to the Tenant and the Tenant shall thereupon comply with and observe all such Rules and Regulations provided that no Rules and Regulations shall contradict any terms, covenants and conditions of this Lease. The Rules and Regulations as at the Commencement Date are as follows:

1. The Tenant shall not place any debris, garbage, trash or refuse or permit same to be placed or left in or upon any part of the Building outside of the Leased Premises and the Tenant shall not allow any undue accumulation of any debris, garbage, trash or refuse in or outside of the Leased Premises.

2. The Landlord shall permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use during such hours as the Landlord deems reasonable in common with others entitled thereto of the main entrance and stairways, corridors, elevators or other mechanical means of access leading to the Leased Premises. At times other than during such hours as the Landlord deems reasonable the Tenant and the employees of the Tenant shall have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations and shall be required to satisfactorily identify themselves and to register in any book which may at the Landlord's option be kept by the Landlord for such purpose. If identification is not satisfactory, the Landlord is entitled to prevent the Tenant or the Tenant's employees or other Persons lawfully requiring communication with the Tenant from having access to the Building. In addition, the Landlord is not required to open the door to the Leased Premises for the purpose of permitting entry therein to any Person not having a key to the Leased Premises.

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Leased Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during such hours as the Landlord deems reasonable.

5. The sidewalks, entrances, passages, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entrances, corridors and passages not within the Leased

         Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it deems advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its absolute and unfettered discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only by prior arrangement with the Landlord. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

7. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied to the Landlord for each entrance door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key. If additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff will have keys to the outside entrance doors of the Building.

8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not (a) let the water run unless it is in actual use, (b) deface or mark any part of the Building, (c) drive nails, spikes, hooks or screws into the walls or woodwork of the Building, or (d) bore, drill or cut into the walls or woodwork of the Building in any manner or for any reason.

9. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

10. The Tenant shall not permit any cooking of any foods or liquids in the Leased Premises without the written consent of the Landlord. The Tenant shall be permitted the use of a microwave oven, a coffee maker and a toaster.

11. Canvassing, soliciting and peddling in or about the Building and in the parking facilities of the Building are prohibited.

12. It shall be the duty of the Tenant to assist and co-operate with the Landlord in preventing injury to the Leased Premises.

13. No flammable oils or other flammable, dangerous or explosive material save for samples of the Tenant's products and those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Leased Premises. The Tenant shall be solely responsible for ensuring full compliance with all statutory regulations with respect to the keeping or storing of the Tenant's products on the Leased Premises.

14. No bicycles or other vehicles shall be brought within the building without the consent of the Landlord.

15. No animals or birds shall be brought into the Building without the consent of the Landlord.

16. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced. This restriction shall not extend to the installation of the Tenant's phones within the Leased Premises. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord.

17. The Tenant shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved window coverings.

18. Any hand trucks, carryalls, or similar appliances used in the Building with the consent of the Landlord, shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord requires.

19. The Tenant shall not place or maintain any supplies, merchandise or other articles in any vestibule or entry of the Leased Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Leased Premises or the Building.

20. The Tenant shall not commit or suffer or permit to be committed any waste upon, or damage to, or disfiguration of the Leased Premises or any nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building or which unreasonably disturbs or interferes with or annoys any Person, nor perform any acts or carry on any practices which may damage the building.

21. The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord, nor use such name for any purpose other than that of the business address of the Tenant, provided that the Tenant may use the municipal number of the Building assigned to it by the Landlord instead of the name of the Building.

22. The Tenant shall not install or allow on the Leased Premises any transmitting device, nor erect any aerial on the roof of the Building or on any exterior walls of the Leased Premises. Any such installations shall be subject to removal by the Landlord without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

23. The Tenant shall not use any travelling or flashing lights or signs or any loudspeakers, television, phonographs, radio or other audio-visual or mechanical devices in a manner so that they can be heard or seen outside of the Leased Premises. If the Tenant uses any such equipment without receiving the prior written consent of the Landlord, the Landlord shall be entitled to remove such equipment without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

24. The Landlord shall have the right to restrict access to the elevators for move-in and move-out purposes. The Tenant shall consult prior to taking or giving up occupation of the Leased Premises in order to obtain an elevator schedule from the Landlord.

25. If the Tenant requires the supply of water, electricity, heating, air conditioning or any other utility or service after the normal hours during which the Landlord supplies same or on a weekend or holiday, the Tenant shall purchase its requirements for those utilities or services from the Landlord and the Tenant shall pay to the Landlord as Additional Rent forthwith upon demand the cost of same at the rates current from time to time set by the Landlord. The Tenant acknowledges that reasonable prior verbal notice must be given to the Landlord in the event that the Tenant requires the supply of utilities after the hours the Landlord normally supplies same.

                               SUBLEASE AGREEMENT

     This Sublease, made as of the 31st day of August, 1997 by and between Thompson Minwax (Canada) Ltd., having an address c/o The Sherwin-Williams Company, Attn: Corporate Real Estate Department, 101 Prospect Avenue, N.W., Cleveland, Ohio 44115-1075, herein called "Sublessor", and Changepoint Corp., an Ontario corporation, having an address of 1595 16th Avenue, Suite #702, Richmond Hill, Canada, herein called "Sublessee",

                                   WITNESSETH:

     That Tenant does hereby rent and sublease unto Sublessee, and Sublessee hereby subleases from Tenant, those certain Premises which are depicted on Exhibit "A" which is attached hereto and made a part hereof (hereinafter referred to as the "Premises"), consisting of approximately 9,537 rentable square feet of space located in that certain Building located at 1595 16th Avenue, Richmond Hill, Canada (hereinafter referred to as the "Building"), and known as Suite #701 in said Building, which Premises were leased to Sublessor, under the terms of that certain Lease entered into by and between Menkes Office Parks Ltd. and Investors Group Trust Co. Ltd. as Trustee for Investors Real Property Fund as Landlord (herein referred to as "Prime Lessor") and Sublessor, dated the 4th day of April, 1995 (said Lease being herein referred to as the "Prime Lease" and attached hereto as Exhibit "I").

     To Have And To Hold the Premises with the appurtenances thereunto belonging, (including all rights which Sublessor may have under said Prime Lease to use any common areas) unto Sublessee, for a term commencing October 1, 1997 and ending on February 28, 2000 (unless sooner terminated as hereinafter provided) subject, however, to all covenants, agreements, restrictions and conditions contained in said Prime Lease, the terms and conditions of which the Sublessee hereunder agrees to carry out insofar as they pertain to said Premises, except as may be inconsistent with the terms which are hereinafter provided for in this Sublease. As of February 1, 2000, if Sublessee is not then in default and can provide documentation of a lease executed between itself and the Prime Lessor for its continued tenancy of the Premises, from and after March 31, 2000, Sublessee may continue its occupancy of the Premises on the same terms and conditions of this Sublease through and including March 31, 2000.

     This Sublease us subject and subordinate to the Prime Lease. Except as may be inconsistent with the terms hereof, all covenants and obligations required of Sublessor under said Prime Lease shall be applicable to this Sublease with the same force and effect as if Sublessor were the Lessor under the Prime Lease and Sublessee were the Lessee thereunder; and in case of any breach hereby by Sublessee, Sublessor shall have all the rights against Sublessee as would be available to Lessor against Lessee under the Prime Lease if such breach were by Lessee thereunder.

     The Premises shall be used and occupied by Sublessee for the following purpose only, and for no other purposes without the written consent of Sublessor and Prime Lessor, which consent may be arbitrarily withheld: for the purpose of any lawful business or undertaking. Sublessee will not permit the Premises to be used for any unlawful purpose. Sublessee shall use the Premises in a careful, safe and proper manner, and shall comply with all laws, ordinances and regulations of the governing authorities having jurisdiction over the Premises. The Premises are hereby subleased to and accepted by Sublessee subject to matters of record; zoning ordinances; building and other codes and law; utility installations, if any, and rights, if any, of others connected therewith; and any matters which would be disclosed by an accurate survey and personal inspection of the Premises. Sublessor makes no warranties or representations to Sublessee that the Premises can or may be used or occupied for the above-stated purpose, and Sublessor is hereby expressly released and discharged from any and all responsibility in that connection, should zoning ordinances, building and use restrictions or anything else prohibit Sublessee's purpose.

     Sublessee covenants and agrees, at its sole expense, to observe all regulations and requirements of underwriters concerning the use and condition of the Premises tending to reduce fire hazards and insurance rates and not permit nor allow any rubbish, waste material or products to accumulate on the Premises. Should Sublessee maintain any conditions upon the Premises which would increase the normal insurance rate of Sublessor or Prime Lessor, then Sublessor may require Sublessee to reimburse Sublessor or Prime Lessor for any additional insurance costs it may incur as a result of Sublessee maintaining such condition.

     It Is Mutually Covenanted And Agreed as follows:

                                    PARAGRAPH 1

                                       RENT

     During said term, Sublessee shall pay to Sublessor, without notice, demand or offset, as base rent for the Premises, the sum of Seven Thousand Six Hundred Eighty-Five and 23/100 Dollars ($7,685.23) per month plus any GST and/or capital taxes thereon assessed by the Province of Ontario or other governmental entity. The first month's rent in the amount of Seven Thousand Six Hundred Eighty-Five and 23/100 Dollars ($7,685.23) and a security deposit in the amount of Seven Thousand Six Hundred Eighty-Five and 23/100 Dollars ($7,685.23) are paid herewith. Future monthly rent payments plus any GST thereon shall be made on or before the first business day of every consecutive calendar month throughout the term, payable to The Sherwin-Williams Company, Attn: Dave Stefko, 101 Prospect Avenue, N.W., Cleveland, Ohio 44115-1075, or Sublessee shall mail said rent to such other address as Sublessor may, from time to time, designate by written notice to Sublessee. If the Sublease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, the rental for such fractional month shall be such proportion of the monthly rental as the number of days of such fractional month bears to the total number of days in the calendar month. Rental payments received after the fifth (5th) day of the month shall bear interest thereon at a rate of 3% per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at the Bank of Nova Scotia in Toronto from the date upon which the same was due until actual payment thereof.

                                       PARAGRAPH 2

                                         NOTICES

     Any notice or consent required to be given by or on behalf of either party to the other shall be in writing and given by mailing such notice or consent by registered or certified mail; return receipt requested, addressed to the other party as follows:

     (i)   If to Sublessee:            Changepoint Corp.
                                       1595 16th Avenue, Suite #702
                                       Richmond Hill, Canada
                                       Attention: Corporate Financial Officer

     (ii)  If to Sherwin-Williams:     The Sherwin-Williams Company
                                       101 Prospect Avenue, N.W.
                                       Cleveland, Ohio 44115-1075
                                       Attn: Corporate Real Estate Department

or at such other address as may be specified from time to time in writing by either party. Any notice or consent given hereunder by Sublessor or Sublessee shall be deemed effective on the date such notice or consent is deposited in a post office of the United States Postal Service and on the date five (5) days after delivery of any notice or consent from Sublessee to Sublessor.

                                     PARAGRAPH 3

                          CONDITION OF PREMISES AND REPAIRS

     Sublessee acknowledges that it has examined the Premises prior to the making of this Sublease, and knows the condition thereof, and that no representations as to the condition or state of repair thereof have been made by Sublessor or its agents which are not herein expressed, and Sublessee hereby accepts the Premises in their present condition. Sublessor does not warrant the condition of the Premises in any respect, and shall not be responsible for any injury that may happen to Sublessee or any property brought, existing or permitted on the premises, nor shall Sublessor be responsible for any injuries to third parties which occur on said Premises during the continuance of this Sublease.

     Sublessee shall use the Premises in a careful and proper manner and at its own cost and expense shall repair and/or replace any damage or injury done to the premises or any part thereof, caused by Sublessee or Sublessee's agent, employees, invitees or visitors and any repairs to be performed by Sublessor under the terms of the Prime Lease; provided, however, it is further agreed that if Sublessee fails to make such repairs or replacements promptly, then, and in that event Prime Lessor or, Sublessor may, at their option, make such repairs and/or replacements, and Sublessee agrees, upon demand by Sublessor, to forthwith reimburse Sublessor or Prime Lessor for the cost of such repairs and/or replacements.

     Sublessee hereby agrees to indemnify and hold Prime Lessor and Sublessor harmless from and against all costs and expenses relative to damage to the Premises, Building or appurtenances caused by Sublessee, its agents, employees, customers, invitees or visitors.

     Sublessee further agrees, that at the expiration or sooner termination of this Sublease, Sublessee will surrender possession of the Premises (including, but not limited to, all equipment and fixtures forming a part thereof), in good condition and repair, reasonable use thereof, only, excepted. Sublessee's obligations under this Paragraph 3 shall survive the expiration or sooner termination of this Sublease.

     Sublessor shall have the right, but no obligation of any nature or kind, to make or erect any improvements on the Premises, nor any obligation to Sublessee of any nature or kind to make any repairs and/or replacements to said Premises. Sublessor agrees to cooperate with Sublessee in obtaining the Prime Lessor's compliance with its repair obligations under the term of the Prime Lease.

     Sublessor covenants and agrees to leave all patch panels in the computer room together with all existing wiring and cabling for computer and telephone connections between the computer and the telephone rooms and the drop points for office and workstations. Sublessee accepts such items in "as is" condition, with no warranty of said condition provided by Sublessor.

                                    PARAGRAPH 4

                             ASSIGNMENT AND SUBLETTING

     Sublessee shall not sublet the Premises or assign this Sublease or any part thereof without first obtaining the prior written consent of the Sublessor or the Prime Lessor, said approval not to be unreasonably withheld or delayed by Sublessor. Sublessor will make a reasonable attempt to obtain Prime Lessor's consent, but shall in no event be liable for inability to do so. Notwithstanding anything contained herein to the contrary, (i) Sublessee agrees to pay the reasonable legal fees of both the Prime Lessor and Sublessor relating to obtaining Prime Lessor's and Sublessor's consent, the determination as to whether to give the consent; and the review of any documents and/or financial statements without first obtaining the prior written consent of both Sublessor and the Prime Lessor, (ii) Sublessor will use reasonable efforts to obtain Prime

Lessor's consent, but shall in no event be liable for failure to obtain same. Any profit Sublessee may receive from any future assignment or Sublease shall be paid to Sublessor.

                                    PARAGRAPH 5

                                  QUIET ENJOYMENT

     Except as otherwise provided for herein, if Sublessee performs the requirements hereof on its part to be performed, it shall have the quiet and peaceable possession of the premises during the term of this Sublease. The Sublessor shall pay the rent reserved under the Prime Lease to Prime Lessor and to duly perform and observe all of the monetary obligations of Sublessor as Tenant under the Prime Lease. The Sublessor shall use reasonable effort to enforce for the benefit of the Sublessee the obligations of the Prime Lessor under the Prime Lease, with the intent that the benefit of such covenants shall extend to the Premises and be enjoyed by the Sublessee, but Sublessor shall in no event be liable to Sublessee for any breach by Prime Lessor of its obligations under said Prime Lease.

                                    PARAGRAPH 6

                          WAIVER OF CLAIMS AND SUBROGATION

     Notwithstanding anything to the contrary contained in this Sublease, Sublessee waives all claims which arise or may arise in its favor against the Prime Lessor or Sublessor during the term of this Sublease for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Premises, which loss or damage is caused by perils normally insured against by standard "all-risk" coverage insurance policies, regardless of the cause of such loss or damage, including any such loss or damage resulting from the negligence of Prime Lessor Sublessor, its agents, servants or employees. Inasmuch as such waiver will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company, Sublessee hereby agrees immediately to give to each insurance company which has issued to it policies of "all-risk" coverage insurance, written notice of the terms of such waiver, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

                                    PARAGRAPH 7

                                 LIABILITY INSURANCE

     The Sublessee covenants to insure and to keep insured during the whole of the term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the Sublessor and Prime Lessor:

     (i) "All-Risks'' insurance upon all property owned by the Sublessee or for which it is legally liable or installed or affixed by or on behalf of the Sublessee and which is located in the Premises, including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the Sublessee in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Sublessor's and/or Prime Lessor's Architect shall be conclusive.

    (ii) All parties hereto on a Comprehensive Forum for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Premises and/or the business of the Sublessee or any sub-tenant, licensees or occupiers of the Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Sublessor and/or Prime Lessor, acting reasonably, or any mortgages requires from time to time, and shall contain a severability of interest clause, and a cross liability clause.

   (iii) Any other form of insurance that the Sublessor and/or Prime Lessor or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Sublessor and/or Prime Lessor or any mortgagee.

The Sublessee covenants and agrees to provide the Sublessor and/or Prime Lessor with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Sublessor and/or Prime Lessor may require. Sublessee agrees to have Sublessor and Prime Lessor named as additional insureds under such policy. The Sublessee agrees to provide same to the Sublessor and Prime Lessor forthwith after notice has been given by the Sublessor and/or Prime Lessor to the Sublessee of its request. The Sublessee's policy shall contain a waiver of subrogation in favor of the Sublessor and Prime Lessor and those for whom the Sublessor and Prime Lessor are in law responsible.

                                    PARAGRAPH 8

                          DAMAGE BY FIRE OR OTHER CASUALTY

     In the event that the Premises shall be damaged by fire or other casualty, the provisions of Paragraph 4.2 of the Prime Lease shall apply.

                                    PARAGRAPH 9

                             FIXTURES AND ALTERATIONS

     Sublessee shall make no alterations or changes to the Premises unless such changes and alterations are approved, in writing, by both Sublessor and the Prime Lessor said approval not to be unreasonably withheld or delayed by Sublessor. If Sublessee does not hear from Sublessor within fourteen (14) days after receipt of such written application for changes and alterations, Sublessor's consent shall be deemed given. Sublessor will make a reasonable attempt to obtain Prime Lessor's consent, but shall in no event be liable for inability to do so. Sublessee shall submit plans and specifications to Sublessor and Prime Lessor for their written consent before making any changes or alterations. Notwithstanding anything to the contrary contained herein, as a condition of Sublessor's approval, if Prime Lessor places any additional requirements on Sublessor such as removing any alterations or improvements at the expiration of the term of this Sublease, Sublessor may withhold its consent to Sublessee's request. Sublessee shall not permit any mechanics' or other liens to stand against the premises for work or material furnished to it. Sublessor and the Prime Lessor shall have the right to post a notice of non-responsibility on the Premises with respect to any such work by Sublessee. All such changes and alterations as well as any installations of fixtures, appliances and/or equipment shall be undertaken and completed in a good and workmanlike manner and in compliance with all federal, state and local building and other laws, ordinances, codes, and regulations. If requested by Sublessor or Prime Lessor, Sublessee shall remove any alterations from the premises and make any alterations or replacements caused by such removal prior to the expiration or termination of this Sublease Agreement.

                                   PARAGRAPH 10

                                 MECHANICS' LIENS

     Sublessee shall not do or suffer anything to be done whereby the Premises shall be encumbered by any mechanic's or other lien or order for the payment of money, and Sublessee shall at its own cost and expense, whenever and as often as any mechanic's lien purporting to be for labor, material or services furnished or to be furnished to Sublessee, or other lien or order for the payment of money shall be filed against the Premises, cause the same to be canceled and discharged of record within ten (10) days after the date of filing thereof, and further shall indemnify and save harmless Sublessor and Prime Lessor from and against any and all costs, expenses, claims, losses or damages resulting therefrom or by reason thereof. In the event that any such lien shall be filed against the premises and not canceled or discharged within such ten (10) day period, Sublessor or Prime Lessor shall have the right to pay said lien in full on Sublessee's behalf and Sublessee shall reimburse Sublessor or Prime Lessor for the cost thereof upon demand. Sublessee shall be permitted to remove its trade fixtures from the Premises at the expiration of termination of the Sublease to the extent Sublessor is permitted to do so under the Prime Lease and further provided that Sublessee repairs any damage caused by such removal.


                                    PARAGRAPH 11

                                 DEFAULTS, REMEDIES

     If Sublessee shall fail to pay to Sublessor any installment of rent or any additional rent or other charges as and when the same are required to be paid hereunder, within five (5) days of notice of same become due, Sublessor shall be entitled, to interest thereon at a rate of 3% per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at The Bank of Nova Scotia in Toronto from the date upon which the same was due until actual payment thereof. Sublessor shall have all of the rights and remedies of Prime Lessor in the event of any default hereunder by Sublessee either by provision of this Sublease or the Prime Leases, as well as all remedies at law or in equity.
     Sublessor shall not be deemed in breach of this Sublease unless it commences to remedy same within five (5) days after written notice and proceeds therewith with due diligence.


                                    PARAGRAPH 12

                        NON-USE, BANKRUPTCY, INSOLVENCY, ETC.

     In the event without the written consent of Sublessor the Premises shall become and remain vacant or not used for a period of ten (10) days while the same are suitable for use by Sublessee or in the event they shall be used by any person other than Sublessee, or if the estate created hereby shall be taken in execution or by other process of law, or if Sublessee shall file a voluntary petition in bankruptcy or be declared bankrupt or insolvent according to law, or any receiver be appointed for the business and property of Sublessee, or it any assignment shall be made of Sublessee's property for the benefit of creditors, then, and in that event, this Sublease may be canceled at the sole option of Sublessor, by Sublessor giving Sublessee ten
(10) days' prior written notice of such termination.

                                    PARAGRAPH 13

                                  EFFECT OF WAIVER

     The failure of Sublessor to insist in any one or more instances upon the strict performance of any of the terms, covenants, conditions, and agreements of this Sublease, or to exercise any option herein conferred, shall not be considered as waiving or relinquishing for the future any such terms, covenants or conditions, agreements or options, but the same shall continue and shall remain in full force and effect; and the receipt of any rent or any part thereof, whether the rent be that specifically reserved or that which may become payable under any of the covenants herein contained, and whether the same be received from Sublessee or from anyone claiming under or through it or otherwise shall not be deemed to operate as a waiver of the rights of Sublessor to enforce the payment of rent or charges of any kind previously due or which may thereafter become due, or the right to terminate this Sublease and to recover possession of the Premises by summary proceedings or otherwise, as Sublessor may deem proper, or to exercise any of the rights or remedies reserved to Sublessor hereunder or which Sublessor may have at law, in equity or otherwise.


                                    PARAGRAPH 14

                                      HOLDOVER

     In the event Sublessee shall remain in the Premises after the expiration or sooner termination of this Sublease without having executed a new written Sublease/extension of this Sublease with Sublessor, or having executed a Lease with the Prime Lessor, such holding over shall not constitute a renewal or extension of this Sublease. Sublessor may, at its option, elect to treat Sublessee as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against Sublessee provided by law in that situation.


                                    PARAGRAPH 15

                           SUBLESSEE'S PERSONAL PROPERTY

     Sublessee, at Sublessee's sole expense, shall maintain all insurance on its inventory, trade fixtures and personal property, and shall pay before delinquency all taxes assessed against said personal property or against Sublessee's business.


                                    PARAGRAPH 16

                                  ENTIRE AGREEMENT

     The parties agree that this Sublease sets forth all the promises, agreements, conditions and understandings between them relative to the Premises and that there are no promises, agreements, conditions or understandings between them, either oral or written, other than are herein set forth.

                                    PARAGRAPH 17

                               SUCCESSORS AND ASSIGNS

     The terms and conditions of this Sublease shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors and permitted assigns.


                                    PARAGRAPH 18

                               INDEPENDENT CONTRACTOR

     Sublessee is an independent contractor for the purposes of this agreement and nothing in this agreement expressed or implied shall be construed as creating or evidencing any purpose or intention to create the relationship of employer and employee by the contracting parties.


                                    PARAGRAPH 19

                                     HEAD NOTES

     The head notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of intent of this Sublease nor in any way affect this Sublease. Words of any gender in this Sublease shall be held to include any other gender and words in the singular number shall be held to include the plural when the sense requires.


                                    PARAGRAPH 20

                                  SECURITY DEPOSIT

     Sublessor acknowledges receipt from Sublessee of the sum of Seven Thousand Six Hundred Eighty-Five and 23/100 Dollars ($7,685.23), which sum Sublessor shall retain as security for the performance by Sublessee of each of its obligations hereunder. If Sublessee fails at any time to perform its obligations, Sublessor may at its option apply said deposit, or so much thereof as is required, to cure Sublessee's default. Unless Sublessor uses the same to cure a default of Sublessee or to restore the Premises to the condition that Sublessee is required to leave them at the conclusion of the term, Sublessor shall, within thirty (30) days of the termination or expiration of the Sublease and Sublessee vacating the Premises or continuing its occupation under a lease executed with the Prime Lessor, whichever is applicable, refund so much of the deposit as remains.


                                    PARAGRAPH 21

                                       REALTOR

     Sublessee warrants and represents that it has dealt with no realtor in conjunction with this transaction and agrees to indemnify and hold harmless Sublessor from the claims of any realtor asserting that it has represented Sublessee in this transaction.

                                    PARAGRAPH 22

                           PRIME LESSOR'S CONSENT REQUIRED

     The term of this Sublease is subject to and conditioned upon the Prime Lease continuing in full force and effect, and in the event that the Prime Lease expires or is otherwise terminated, then this Sublease shall also terminate simultaneously therewith. Sublessor's receipt of the written consent of Prime Lessor is a prerequisite to consummation of this Sublease prior to this Sublease taking effect.


                                    PARAGRAPH 23

               TAXES, OPERATING EXPENSES, UTILITIES AND ADDITIONAL RENT

     Sublessee shall pay to Sublessor upon receipt of a written invoice from Sublessor, all taxes, operating expenses and utilities, additional rent and other charges billed to Sublessor by Prime Lessor in accordance with the terms of said Lease, including but not limited to Articles I (Additional
Rent), V (Taxes and Operating Costs), and VI (Utilities) of the Prime Lease.


                                    PARAGRAPH 24

                                SIGNS AND DIRECTORY

     Sublessee shall have the right to use the identification signage and directory listing privileges of Sublessor in accordance with Article III, Paragraph 3.3 (Signs and Directory) of the Prime Lease.


                                    PARAGRAPH 25

                                       PARKING

     Sublessee may use throughout the term of this Sublease, the parking spaces under the provisions provided in Article XIV (Other Provisions) of the Prime Lease.

                                    PARAGRAPH 26

                               MUTUAL INDEMNIFICATION

     Each party hereto agrees to indemnify and save the other harmless from and against any and all loss, cost, damage and expense, including reasonable attorneys' fees, arising out of or connected with the breach of this Sublease by it, its agents or employees.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement.


WITNESSES AS TO SUBLESSOR:                 SUBLESSOR: THOMPSON MINWAX (CANADA)
                                           LTD.

1. /s/ Laura A. Moore                      By: /s/ Richard A. Legenza
----------------------------------         ----------------------------------
2. /s/ Robbie T. House                     Its: Assistant Secretary
----------------------------------         ----------------------------------

                                           I have authorization to bind the
                                                       corporation.

WITNESSES AS TO SUBLESSEE:                 SUBLESSEE: CHANGEPOINT CORP.

1. /s/ illegible                           By: /s/ Gerry Smitz
----------------------------------         ----------------------------------
2. /s/ illegible                           Its: President
----------------------------------         ----------------------------------

                                           I have authorization to bind the
                                                       corporation.

                                CONSENT OF PRIME LESSOR

     The Prime Lessor does hereby consent to the above Sublease. The Prime Lessor hereby further warrants and represents that the Prime Lease, dated April 4, 1995 between Menkes Office Parks Ltd. and Investors Group Trust Co. Ltd. as Trustee for Investors Real Property Fund, as Landlord, and Thompson Minwax (Canada) Ltd., as Tenant, is in full force and effect and that no known default exists by either Landlord or Tenant thereunder.


WITNESSES AS TO PRIME LESSOR:              MENKES OFFICE PARKS LTD. AND
                                           INVESTORS GROUP TRUST CO. LTD.
                                           AS TRUSTEE FOR INVESTORS REAL
                                           PROPERTY FUND

1.                                         By:
  --------------------------------             ------------------------------
2.                                         Its:
  --------------------------------             ------------------------------

                                           I have authorization to bind the
                                                       corporation.

                                     [FLOOR PLAN]

                            Base Building Grid 1500 x 1500
                                  18,041 SF Rentable


                                     EXHIBIT "A"

                                      LEASE

THIS LEASE made as of the 4th day of April, 1995
PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN

                         MENKES OFFICE PARKS LTD. and INVESTORS
                         GROUP TRUST CO. LTD. as trustee for
                         INVESTORS REAL PROPERTY FUND

                         (the "LANDLORD")

                                                             OF THE FIRST PART

                         - AND -

                         THOMPSON MINWAX (CANADA) LTD.

                         (the "TENANT")

                                                             OF THE SECOND PART

ARTICLES. For convenience of reference this Lease has been divided into the following Articles:

         Article I                 - Definitions
         Article II                - Lease Term and Payments
         Article III               - Landlord and Tenant Covenants
         Article IV                - Repair and Damage
         Article V                 - Taxes and Operating Costs
         Article VI                - Utilities and Additional Services
         Article VII               - Assigning and Subletting
         Article VIII              - Fixtures and Improvements
         Article IX                - Insurance and Liability
         Article X                 - Subordination, Attornment and Certificates
         Article XI                - Remedies of Landlord on Tenant's Default
         Article XII               - Events Terminating Lease
         Article XIII              - Miscellaneous
         Article XIV               - Other Provisions

LIST OF SCHEDULES. The following schedules form an integral part of this
Lease:

         Schedule "A" - Legal Description of Lands
         Schedule "B" - Leased Premises
         Schedule "C" - Rules and Regulations

                             ARTICLE I - DEFINITIONS

1.0 DEFINITIONS. In this Lease the following defined terms shall have the meanings set forth below.

         "ADDITIONAL RENT" means Operating Costs under Section 5.5, Taxes under 5.3, Electricity under 6.2, and Insurance under Article I and all other charges, costs and expenses required to be paid by the Tenant under the terms of this Lease (other than Base Rent) whether payable to the Landlord or not.

         "ADDITIONAL SERVICES" means the services and supervision supplied by the Landlord to the Leased Premises and Common Area Facilities and referred to herein or in any other provision hereof as Additional Services and any other services which from time to time the Landlord supplies to the Tenant at the Tenant's written request or as the Landlord deems necessary, acting reasonably, in the event of a default by the Tenant and which are additional to the janitor and cleaning and other services typically supplied in a first class office building, supervision in connection with the making of any repairs or alterations by the Tenant affecting the Base Building, building systems or Leasehold Improvements.

         "ATTIC STOCK" means spare fan, pump and cooling tower motors, base Building light fixtures, fuses, etc.

         "BASE RENT" means the base rent payable by the Tenant in accordance with Section 2.3.

         "BUILDING" means the building municipally known as 1595 16th Avenue, Richmond Hill, Ontario.

         "CAPITAL TAX" is an amount presently or hereafter imposed from time to time pursuant to Part III of the Corporations Tax Act (Ontario) (the "Act") upon the Landlord or the owner of the Building and Lands and payable by the Landlord on account of its interest in the Building and the Lands or any part thereof, or its interest in or capital employed in the Building and the Lands, as the case may be.

         "COMMENCEMENT DATE" means April 1, 1995.

         "COMMON AREA FACILITIES" means all facilities, improvements, installations, utilities and equipment located in the Building or the Lands immediately surrounding the Building.

         "COMMON AREAS" means those areas, facilities, utilities, improvements, equipment and installations comprising the Lands and Building and which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers or licensees of) the Landlord, the Tenant, and other tenants of the Building and other buildings on the Lands, whether or not the same are open to the general public or a specific tenant of the Building, and include, but are not limited to, parking areas and all vestibules for and entrances and exits thereto; driveways, truckways and related areas; corridors and underground or above ground tunnels or passageways; stairways, escalators, ramps, and elevators and other transportation equipment and systems; tenant, common and public washrooms; telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; fire prevention, security and communication systems, any fixtures, chattels, systems, decor, signs, facilities, or landscaping and planted areas contained therein or maintained or used in connection therewith.

         "COST OF ADDITIONAL SERVICES" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the proportionate cost of all direct labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision without duplication or profit and other expenses reasonably allocated thereto.

         "INSURED DAMAGE" means that part of any damage occurring to the Leased Premises of which the entire cost of repair is actually recovered by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord, or for which the Landlord has self-insured under Section 9.1 herein.

         "LAND" means those lands described in Schedule "A" attached hereto.

         "LEASE" means this lease between the Landlord and the Tenant, and all amendments hereto.

         "LEASEHOLD IMPROVEMENTS" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or by or on behalf of any other previous occupant in the Leased Premises (including the Landlord) with the exception of trade fixtures, furniture and equipment, (not of the nature of fixtures), modular office furniture systems, improvements of a cosmetic nature such as rugs (but not broadloom), decorations and other improvements moveable without the use of tools, but Leasehold Improvements include all office partitions however affixed and includes wall-to-wall and other carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage.

         "LEASED PREMISES" means approximately 9,537 square feet of Rentable Area on the 7th floor of the Building known as suite 701, as outlined in red on the plans attached as Schedule "B".

         "NORMAL BUSINESS HOURS" means the hours of 7:00 a.m. to 7:00 p.m. Monday to Friday, except public holidays.

         "OPERATING COSTS" means the total of all expenses, costs, and outlays incurred in the complete maintenance, repair and operation of the Building and Common Area Facilities, whether incurred by or on behalf of the Landlord and calculated without profit (other than the management fee) or duplication, and subject to Section 14.10, in accordance with generally accepted accounting principles:

         (i) Operating Costs shall include without limiting the generality of the foregoing (but subject to certain deductions as hereinafter provided), the cost of providing complete cleaning and janitorial services, the cost of building supplies used in the maintenance of the Building, Attic Stock, maintenance services, exterior landscaping, snow removal, garbage and waste collection and disposal, rental of equipment and signs, janitorial services to the Common Areas of the Building, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), and the replacement of electric light bulb tubes, starters and ballasts, telephone and other utilities and services to both rentable and non-rentable areas, the cost of all repairs including repairs to the Building or services in the Building or Common Area Facilities including elevators, the cost of window cleaning, and providing security (if any), the cost of all insurance for liability or fire or other casualties referred to in Article 9.1, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to the Tenant and audit charges required to be incurred for the conclusive determination of any costs hereunder, reasonable legal fees, the amount of all salaries (only to the extent that such salaries or a proportion thereof, relate directly to the Building), wages and fringe benefits, unemployment and workers compensation insurance premiums, pension plan contributions and other similar premiums and contributions paid or provided to employees directly or a reasonable proportion thereof engaged in the maintenance, repair or operation of the Building, amounts paid to independent contractors for any services in connection with such maintenance, repair or operation, the reasonable cost of management fees, and other indirect expenses to the extent allocable to the maintenance, repair and operation of the Building and Common Area Facilities and all other reasonable expense of every nature incurred in connection with the maintenance, repair and operation of the Building and Common Area Facilities; and

         (ii) Operating Costs shall exclude debt service, and all management costs not allocable to the actual maintenance, repair and operation of the Building (such as that incurred in connection with leasing and rental advertising).

         Notwithstanding anything contained herein, Operating Costs shall not include:

         (a) interest and principal payments on outstanding financing of the Landlord, and any other debt costs of the Landlord;

         (b)      payments under any ground lease;

         (c) costs or expenses incurred with respect to the acquisition, development, construction, furnishing and original landscaping of the Building and any expansion thereof;

         (d)      depreciation;

         (e) save and except as permitted by Section 14.10, costs and expenses properly chargeable to capital account including, without limitation, the cost of repairs of a structural nature;

         (f) costs or expenses resulting from any inadequacy in the design or construction of the Building or with respect to poor workmanship or materials in connection with such construction;

         (g) costs of repairs done by the Landlord and for which the Landlord has been or is to be reimbursed either as a result of an insurance claim or otherwise;

         (h) costs of alterations or improvements to the Leased Premises or the premises of other tenants in the Building and corresponding costs as to premises occupied or to be occupied by the Landlord, except as they relate to premises occupied by the Landlord in the performance of its function as landlord and manager of the Building;

         (i) commissions, fees and all other expenses incurred in connection with marketing or leasing the Building or any part thereof, including without limitation the cost of work which the Landlord does in any other leased premises in the Building for the purpose of obtaining a new tenant of such premises or for the purposes of obtaining a renewal;

         (j) amounts for which the Landlord is reimbursed by tenants or third parties including, without limitation, insurance premiums chargeable to tenants other than pursuant to this definition;

         (k) any bad debt loss, rent loss or reserves for bad debts or rent loss;

         (l) any amount paid as a fine or a penalty as a result of a violation of law (provided such violation of law was not caused by or contributed to by the Tenant), or the payment of which constitutes a violation of law, or the reimbursement of which would constitute a violation of law;

         (m) all costs incurred in connection with the rectification of any work done by the Landlord in the Leased Premises or in the Building which did not comply with and conform to every applicable statute, law, by-law, and regulation, provided such non-compliance is not attributable to the Tenant or those for whom the Tenant is in law responsible or the Tenant's use and occupancy of the Leased Premises;

         (n)      income taxes and other taxes personal to the Landlord;

         (o) sales tax, goods and services tax, value added tax or any similar tax;

         (p) the cost of any insurance premiums relating to risks or amounts which are not normally insured against by reasonably prudent owners of similar buildings;

         (q) the amount of insurance premiums to the extent they are payable in respect of insurance coverage arranged by the Landlord on behalf of a specific tenant of the Building and to the extent such coverage is not provided for in this Lease;

         (r) the cost of any payment which the Landlord is obligated to make pursuant to an agreement to indemnify any person;

         (s)      Capital Tax;

         (t) operating costs which are recovered from insurance proceeds or which would be recoverable assuming compliance by the Landlord with its insurance obligations under this Lease;

         (u)      costs covered by warranties or guarantees;

         (v) charges for services rendered or materials furnished to or part of any special arrangement with any specific tenant or tenants of the Building;

         (w) any cost which would otherwise be included in Operating Costs, but consists of an amount paid to a corporate affiliate, parent or subsidiary of the Landlord, to the extent such amount is in excess of the fair market value of the said item or service where the expense incurred in an arms-length transaction; and

         (x) amounts which are deducted from the calculation of Operating Costs in other tenant's leases.

         "PROPERTY" means the Land and Building.

         "PROPORTIONATE SHARE" shall mean the fraction which has as its numerator the Rentable Area of the Leased Premises and has as its denominator the total Rentable Area of the Building. The total Rentable Area of the Leased Premises shall be adjusted from time to time, as may be reasonably necessary, to give effect to any structural or functional changes affecting the calculation of total Rentable Areas.

         "RENT"  means Base Rent and Additional Rent.

         "RENTABLE AREA" in this Lease means:

         (i) in the case of a single tenancy on a whole floor of the Building, all areas within the inside finished surface of the dominant portion of the permanent outer Building walls and shall be computed by measuring the inside finished surface of the dominant portion of the permanent outer Building walls and shall include Service Areas and any special stairs and/or elevators for the specific sole use of that floor, but excluding stairs, elevator shafts, flues, pipe shafts and vertical ducts and the like and their enclosing walls (the "VERTICAL OPENINGS"), with no deductions for columns or projections necessary to the Building plus a gross-up factor for ground floor services in common with other tenants, including, but not limited to vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building; and

         (ii) in the case of a floor of the Building to be occupied by more than one tenant, all areas from the inside finished surface of the dominant portion of the permanent outer Building walls to the Tenant's side of corridors and/or other permanent interior walls and to the centre of demising partitions which separate the area occupied from adjoining rentable premises, herein referred to as the "USABLE AREA", plus a gross-up factor for the Service

                  Areas on the floor in common with other tenants on the same floor, including, but not limited to, corridors, elevator lobbies, mechanical, electrical, telephone and janitor's rooms exclusively serving the floor, such factor to be based upon a ratio which the Service Areas of the floor bear to the sum of the Usable Area of the floor, plus an additional gross-up factor for ground floor services in common with other tenants, including, but not limited to, vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building.

         "RULES AND REGULATIONS" means the rules and regulations attached as Schedule "C".

         "SERVICE AREAS" shall mean the area of corridors, elevator, lobbies, service elevator lobbies, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises on the same floor.

         "TAXES" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building, Common Areas or Common Area Facilities or upon the Landlord in respect thereof, excluding Capital Tax, Large Corporations Tax and commercial concentration tax, or from time to time levied, imposed or assessed in the future in lieu thereof, whether now contemplated or not, and those levied, imposed or assessed for education, schools and local improvements and including all costs and expenses (including reasonable legal and other professional fees), incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined.

         "TERM" means the term of the Lease stipulated in paragraph 2.2.

         "UTILITIES" means electricity as described in Article 6.2, natural gas and any other utility required in the operation of the Building.

                   ARTICLE II - LEASE TERM AND PAYMENTS

2.1 DEMISE. In consideration of the rents, covenants and agreements hereinafter reserved and contained, the Landlord hereby leases to the Tenant, for the exclusive use of the Tenant, the Leased Premises for the Term.

2.2 TERM. The Lease shall have a term of five (5) years commencing on April 1, 1995 and ending March 31, 2000, unless such term shall be sooner terminated as hereinafter provided.

2.3 BASE RENT. Subject to the provisions of section 14.9 hereof the Tenant shall pay yearly and every year during the within Term the
         sum of             of lawful money of Canada in twelve (12) equal
         monthly instalments of            , in advance, the first of such
         instalment to become due and payable on April 1, 1995 (the "BASE RENTAL").

         The aforesaid annual Base Rent is calculated on the basis of the Rentable Area of the Leased Premises being 9,537 square feet at a
         rate of        for each square foot of Rentable Area.

         The parties hereto acknowledge and agree that       of the Base Rental
         rate noted above has been included in lieu of the Tenant not paying a Proportionate Share of Capital Tax and Large Corporations Tax as part of Taxes and not paying a Proportionate Share of depreciation of systems and equipment as part of Operating Costs. It is further agreed that upon this Lease becoming extended whether pursuant to Section 14.3 hereof or otherwise, there shall be added to the determined Base Rental rate for the extension term, a corresponding amount of the then current amount charged by the Landlord under its leases in the Building for Capital Tax, Large Corporations Tax and depreciation of systems and equipment of the Building.

         The Landlord represents and warrants that the Rentable Area of the Leased Premises is 9,537 square feet and the Landlord, at its cost, covenants and agrees to deliver a certificate in respect thereof, signed by the Landlord's architect, prior to the Commencement Date.

         IF THE TERM COMMENCES on any day other than the first or ends on any day other than the last day of the month, the Base Rental and additional rental for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata. All Base Rental payments shall be payable on the first of each month.

2.4      PREPAID RENT. The Landlord acknowledges receipt of the sum of including GST, representing payment on account of the Rents due herein for the months of April, May and part of June, 1995.

                   ARTICLE III - LANDLORD AND TENANT COVENANTS

3.1      LANDLORD COVENANTS. The Landlord covenants with the Tenant:

         (a)      QUIET ENJOYMENT.  To provide for quiet enjoyment.

         (b) INTERIOR CLIMATE CONTROL. To provide to the Leased Premises during Normal Business Hours, processed air by means of a system for heating and cooling, filtering and circulating, processed in such quantities, and at such temperatures as shall be reasonable in accordance with good standards of interior climate control generally pertaining to normal occupancy of premises for office purposes. The Landlord shall have no responsibility for inadequacy of the performance of the said system if the Leased Premises depart from the design criteria.

         (c) ELEVATORS. Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto reasonable standards of passenger elevator service to the Leased Premises. The Tenant shall be responsible for any damages caused to the elevator as a result of taking possession or giving up possession of the Leased Premises and shall pay such costs forthwith upon demand as Additional Rent.

         (d) ENTRANCES LOBBYS, ETC.. To permit the Tenant and its employees and invitees to have the use in common with others entitled thereto of the common entrances, lobbies, stairways, elevators and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations and such other reasonable limitations as the Landlord may from time to time impose).

         (e) WASHROOMS. To permit the Tenant and its employees and invitees, in common with others entitled thereto to use the washrooms available to the Leased Premises on each floor of the Building upon which any part of the Leased Premises is located.

         (f) JANITOR SERVICE. To cause the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted once per business day, all in keeping with a first-class office building, such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

         (g) MAINTENANCE OF COMMON AREAS. To cause the elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

         The Landlord further covenants with the Tenant as follows, subject to chargeback if permitted by the terms of this Lease:

         (i) to observe and perform all of the covenants and obligations of the Landlord under this Lease;

         (ii) to operate, maintain, clean, light, heat, ventilate and air-condition (during Normal Business Hours), supervise and regulate the Common Areas and the Common Area Facilities as a prudent owner of a first-class building would do;

         (iii)    to provide security services for the Building;

         (iv) to repair and maintain the Common Areas and the Common Area Facilities, the Building and the Lands, including all external and structural parts of the Building, with reasonable dispatch and in a good and workmanlike manner, and so as to keep the Building in good condition and repair as a prudent owner of a first-class building would do;

         (v) to promptly pay and discharge, on or before the times and in such manner as may be necessary to prevent any default which would give rise to any remedy which would result in interference with the interests of the Tenant in the Leased Premises, all payments (other than payments which are required by reason of any act or default of the Tenant or those for whom it is in law responsible) required to be paid pursuant to any contract, construction lien, lien, privilege, mortgage, charge or encumbrance affecting the Leased Premises;

         (vi) the Landlord shall, with respect to the Lands and that portion of the Building which does not include the Leased
                  Premises: (1) maintain the Building and all electrical, mechanical and plumbing systems in the Building in good order and condition consistent with the standards maintained in buildings in Metropolitan Toronto of similar location and character as the Building; (2) maintain in such good order and condition as would a prudent owner, the roadways, sidewalks, parking areas and grounds forming part of the Lands; (3) keep the roadways and parking areas forming part of the Lands reasonably free of snow and ice; and (4) heat the Building to the extent necessary for the conduct by tenants of their businesses;

         (vii) the Landlord is the beneficial and legal owner of the Leased Premises, the Building and the Land and has authority to enter into this Lease; and

         (viii) the Landlord shall comply at all times with any law, by-law, ordinance, order, rule, regulation or requirement of any federal, provincial or municipal government or any department, commission, board or office thereof which relate to or affect the Leased Premises, the Building and/or the Lands.

3.2      TENANT COVENANTS.  The Tenant covenants with the Landlord:

         (a)      RENT.  To pay Base Rent and Additional Rent.

         (b) PERMITTED USE. To use the Leased Premises only for the purpose of any lawful business or office undertaking and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

         (c) WASTE AND NUISANCE. Not to commit or permit any waste, damage or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, reasonable wear and tear excluded, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing unreasonable annoyance to other tenants and occupants of the Building.

         (d) CONDITION. Not to permit the Leased Premises to become hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and at the end of each business day to leave the Leased Premises in a condition such as to reasonably facilitate the performance of the Landlord's janitor and cleaning services referred to herein.

         (e) BY-LAWS. To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, regulations, ordinances, orders or regulations pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein.

         (f) FIRE EXIT DOORS. To permit the installation by the Landlord of all doors in the exterior wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation.

         (g) RULES AND REGULATIONS. To observe and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control, the Rules and Regulations and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant.

         (h) OVERHOLDING. That in the event that the Tenant remains in possession of the Leased Premises after the termination of the original Term hereby created, without other special agreement, it shall be at the monthly base rent equal to the Base Rent and Additional Rent payable during the last month of the Term hereof, times two, payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Base Rent and Additional Rent in monthly instalments.

3.3 SIGNS AND DIRECTORY. The Tenant covenants not to permit, paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance to the Leased

         Premises, a directory listing in the main lobby of the Building, and corporate identification on the podium sign fronting on to 16th Avenue, in each case containing only the name of the Tenant and to be subject to the approval of the Landlord, not to be unreasonably withheld or delayed, as to size, location, content and design criteria as established by the Landlord. Such identification sign, directory listing and podium signage shall be installed by the Landlord at the expense of the Tenant, which expense shall be the invoice cost plus 15% for an administration fee. The Landlord's acceptance of any name for listing upon the directory will not be deemed, nor will it substitute for the Landlord's consent if required by this Lease to any sublease, assignment or other occupancy of the Leased Premises.

3.4 INSPECTION AND ACCESS. The Landlord shall be permitted to enter and to have its authorized agents, employees and contractors enter the Leased Premises, for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services and access panels which the Tenant agrees not to obstruct, or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes and shall not be entitled to compensation for any inconvenience, nuisance, discomfort or loss caused thereby, but the Landlord, in exercising its rights hereunder, shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

3.5 EXHIBITING PREMISES. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises during the last six (6) months of the term for the purpose of exhibiting them to prospective tenants or at any time for the purposes of arranging financing for the Building.

3.6 LANDLORD'S CONTROL. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

3.7 BANK REFERENCES. The Tenant will, at the request of the Landlord, supply bank references to the Landlord or to the mortgagees, if any, on the said lands or a prospective mortgagee.

                        ARTICLE IV - REPAIR AND DAMAGE

4.1      TENANT'S REPAIRS. The Tenant covenants with the Landlord:

         (a) to keep the Leased Premises in a good and reasonable state of repair and consistent with the general standards of first-class office buildings in Metropolitan Toronto, to perform all repairs and replacements as a prudent tenant would do (reasonable wear and tear excepted) to the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein.

         (b) that the Landlord may enter and view the state of repair from time to time and that the Tenant will repair if required to do so pursuant to the terms of this Lease, according to notice in writing and that the Tenant will leave the Leased Premises in a good and reasonable state of repair.

         (c) that if any part of the Building other than the Leased Premises becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be the responsibility of the Tenant.

         Notwithstanding the foregoing or anything else contained herein, the Landlord agrees that the Tenant's obligations under this Lease shall not include reasonable wear and tear to the Leased Premises and maintenance, repairs or replacements:

         (i) necessitated due to damage by fire, lightning, tempest or other casualties;

         (ii) necessitated due to the negligent or wilful acts or omissions of the Landlord or those for whom it is in law responsible;

         (iii) to any structural portion of the Building or the Leased Premises, including the exterior walls, the roof, roof structure and roof membrane;

         (iv) necessitated due to structural defect or weaknesses or improper or faulty workmanship, construction, design or materials;

         (v) to the extent same are covered by insurance maintained or otherwise required to be maintained by the Landlord hereunder; or

         (vi) to the mechanical, electrical and base building systems, subject to chargeback to the Tenant if permitted under this Lease,

         which shall all be the Landlord's responsibility at the Landlord's sole expense in addition to the Landlord's other obligations pursuant to this Lease.

4.2 ABATEMENT AND TERMINATION. It is agreed between the Landlord and the Tenant that:

         (a) In the event of damage to the Leased Premises or to the Building affecting access or services essential to the conduct of business in the Leased Premises and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of 10 days, then

                  (i) unless the damage was caused by the misuse, fault, negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Rent shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                  (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided herein, it being understood that the Tenant shall have the obligation to repair and replace all Leasehold Improvements and all Tenant's trade fixtures) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which repairs by the Tenant ought to have been completed with reasonable diligence; and

         (b) if either the entire or substantially all of the Leased Premises, or premises whether of the Tenant or other tenants of the Building comprising in the aggregate 50% or more of the Rentable Area of the Building are substantially damaged or destroyed by any cause to such an extent in the reasonable opinion of the Landlord cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction terminate this Lease in which event neither the Landlord nor the Tenant shall be bound to repair as provided herein and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination and Rent shall be apportioned and paid to the date upon which possession is so delivered up (but, subject to any abatement to which the Tenant may be entitled under paragraph (a) of this clause 4.2 by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair described in 4.2 (a) (ii)) shall repair such damage with reasonable diligence. Notwithstanding the foregoing, it is understood and agreed that in the event damage or destruction should occur to the Premises during the last year of the tenancy to the degree that the Tenant cannot continue to occupy the Premises, the Tenant shall then have the mutual right to terminate the Lease by notice given to the Landlord, unless the Tenant exercises its right to extend the Lease in which case the Tenant shall reoccupy the Leased Premises once the damage or destruction has been made good.

                   ARTICLE V - TAXES AND OPERATING COSTS

5.1 NET NET LEASE. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, except as expressly set out herein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises.

5.2 LANDLORD'S TAX OBLIGATIONS. The Landlord covenants with the Tenant, subject to the provisions herein, to pay all Taxes promptly when due to the taxing authority or authorities having jurisdiction.

5.3      TENANT'S TAX OBLIGATIONS. The Tenant covenants with the
         Landlord:

         (i) to pay promptly when due to the taxing authority or authorities having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on by the Tenant, subtenants, licensees, or other occupants of the Leased Premises or in respect of the use or occupancy thereof (including licence fees); and

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                                                                             13

         (ii) to pay promptly to the Landlord when demanded or otherwise due hereunder:

                  (1) all Taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Leased Premises as Additional Rent;

                  (2) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Leased Premises, the Leased Premises or any part of them shall be assessed for the support of Separate Schools, the amount by which the Taxes so payable exceed those which would have been payable if the Leased Premises had been assessed for the support of Public Schools; and

                  (3) the Tenant's Proportionate Share of Taxes as Additional Rent in the manner stipulated herein.

         (iii) notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, without duplication, an amount equal to all goods and service taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rent, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Base Rent or Additional Rent but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rent and Additional Rent hereunder.

         Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

         The Tenant shall have the right to contest at its own expense by appropriate legal proceedings, the validity of any tax, rate, including local improvement rates, assessment or other charges in respect of the Leased Premises or the use and occupancy thereof or any other part of the Building or the Lands by the Tenant, provided the Tenant forthwith pays the same under protest to the City of Richmond Hill (the "CITY") or furnishes to the City sufficient security by bond or otherwise to ensure the payment of same. Should, as a result of such contestations, the amount of the Taxes payable hereunder by the Tenant be decreased as a result of such contestation or appeal, the Landlord hereby agrees to promptly reimburse the Tenant accordingly to the extent such overpaid amounts have been paid, when reimbursed to the Landlord.

5.4 METHOD OF PAYMENT OF TAXES. The Tax payments required to be made by the Tenant to the Landlord under the provisions of 5.3 (ii) herein shall be estimated by the Landlord, and the Tenant shall pay to the Landlord in addition to the monthly payments of Base Rent hereinbefore reserved, one-ninth of the estimated annual tax payments in the months of January to September, both inclusive, in each calendar year with an adjustment being made when the property tax bill respecting the Building is received by the Landlord for each year. The Tenant shall within sixty (60) days of being invoiced pay to the Landlord such additional sums as may be required in order that out of such monthly additional payments, the Landlord may pay the whole amount of the annual taxes as the instalments thereof fall due; and if the monthly additional payments so paid by the Tenant to the Landlord exceed in total the Tenant's Proportionate Share of the annual property tax bill with respect to the Building and Lands of which the Leased

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                                                                             14

         Premises form part, then the excess shall be adjusted by the Landlord in favour of the Tenant by applying such excess on account of the next ensuing rental payments due (following the issue of the yearly statement) and such next ensuing rental payments shall be reduced by such excess accordingly. The Landlord shall forward to the Tenant copies of all notices or tax bills relating to the imposition of property taxes or other charges required hereunder to be paid as to part or all thereof by the Tenant. In the event that the Landlord is unable to obtain or determine a separate allocation of taxes payable by the Tenant under this Lease, the Landlord shall have the right to make an allocation, but shall be obligated to act reasonably and not arbitrarily.

5.5 OPERATING COSTS. During the Term of this Lease, the Tenant shall pay to the Landlord its Proportionate Share of Operating Costs. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly instalments in advance over the fiscal period or broken portion thereof in question, each such instalment being payable on each monthly rental payment date provided in clause 2.3. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included with the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fixed monthly instalments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for instalments paid by the Tenant on the basis of the previous estimate or estimates, the Tenant's entire Proportionate Share of Operating Costs will have been paid during such fiscal period or broken period thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Costs and the Tenant's Proportionate Share thereof for such fiscal period or (if applicable) broken portion thereof and shall provide a statement to the Tenant and the parties shall make the appropriate readjustment. Each 12 month period ending December 31st shall be deemed to be an accounting year for adjusting the said Operating Costs and within 120 days after the end of each such accounting year, the Landlord shall compute the said costs for such accounting year and the Proportionate Share of the Tenant therefor and shall submit to the Tenant a statement to reflect the Operating Costs specifically permitted under this Lease, and the said Proportionate Share thereof shall be borne by the Tenant. To the extent that the Tenant's Proportionate Share of such costs for such accounting year shall be greater than the total amount actually paid by the Tenant by said monthly payments in respect of such year the difference shall be paid by the Tenant to the Landlord within thirty
         (30) days after receipt by the Tenant of such statement. Any excess payments shall be applied by reducing the next ensuing rental payment(s) by the amount of such excess. The said accounting period may be modified by the Landlord if reasonably necessary.

         The Landlord shall keep proper and sufficient records of all its costs relating to Additional Rent and the Tenant shall have the right at any time during the Term and any extensions thereof and up to 2 years following expiration of the tenancy, to claim a readjustment in respect of any item of Additional Rent. For this purpose, the Tenant shall have the right during such times to review all invoices, receipts and other records used by the Landlord in the calculation of Additional Rent relating to the Leased Premises, such review to take place at the Landlord's offices and upon seven (7) business days' prior written notice by the Tenant to the Landlord.

5.6 PAYMENT OF ADDITIONAL RENT. Any Additional Rent provided for under this Lease unless otherwise provided herein, shall become due with each instalment of monthly Base Rent.

                  ARTICLE VI- UTILITIES AND ADDITIONAL SERVICES

6.1 WATER AND TELEPHONE. The Landlord shall furnish appropriate openings for bringing telephone services to the Leased Premises and shall provide hot and cold water to washrooms in the Leased Premises and to washrooms available for the Tenant's use in common with others entitled thereto.

6.2 ELECTRICITY. The Tenant shall pay throughout the Term promptly to the Landlord (unless paid directly to Hydro authorities pursuant to separate billing) as Additional Rent when demanded:

         (i) The cost of electric light and power supplied to the Leased Premises monthly based on the electric light and power requirements of the Tenant on a pro rata basis as determined from time to time during the Term by the Landlord acting reasonably; and

         (ii) The cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement of electric light bulbs, tubes, starters and ballasts used to replace those installed at the commencement of the Term. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord. It is understood and agreed that the costs described in this sub-section (ii) shall be included as part of Operating Costs.

6.3 ADDITIONAL SERVICES. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning service to the Leased Premises and Common Area Facilities required by the Tenant which are additional to those required to be provided by the Landlord hereunder, including the Additional Services which the Landlord agrees to provide by arrangement, and to supervise the moving of furniture or equipment of the Tenant in and out of the Building where such moving of furniture or equipment would be disruptive to the normal business of the Building, and the making of repairs or alterations conducted within the Leased Premises affecting Base Building, building systems or Leasehold Improvements. The reasonable cost of Additional Services provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time within thirty (30) days following receipt of invoices therefor from the Landlord. Costs of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs.

                   ARTICLE VII- ASSIGNING AND SUBLETTING

7.1 ASSIGNMENTS AND SUBLETTINGS. The Tenant covenants with the Landlord that it will not assign, sublet, licence or part with the possession of the Leased Premises or any part thereof, or share the occupation of the Leased Premises, or any part thereof, without the consent of the Landlord in writing first had and obtained such consent not to be unreasonably or arbitrarily withheld or delayed. Provided that as a condition of the granting of its consent, the Landlord may require any

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                                                                             16

         assignee, subtenant, licensee or occupant of the Leased Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this Lease, or, except in the case of an absolute assignment of this Lease, to execute an acknowledgement that all the sublessee's or undertenant's estate, right and interest in and to the Leased Premises absolutely terminates upon the surrender, release, disclaimer or merger of this Lease notwithstanding the provisions of the Landlord and Tenant Act of Ontario, R.S.O. 1980, Chapter 232 and amendments thereof with specific reference to Paragraphs 21 and 39 (2) thereof, or other similar statute. The Tenant shall furnish to the Landlord copies of any assignment, sublease, licence or other agreement herein contemplated. Notwithstanding any other provision in this section, no assignment, subletting, licensing or parting with possession of the Leased Premises shall in any way release or be deemed to release the Tenant (or any guarantor hereof) from their obligations under the terms of this Lease. Provided further that the proposed assignee, subtenant, licensee or occupant of the Leased Premises shall be required to provide reasonable financial information as the Landlord may require. It is agreed that the Landlord may consider in determining whether to grant consent among other matters, the following: the personal and business history of the proposed assignee, occupant, sublessee and its key employees. The Tenant agrees to pay the reasonable legal fees of the Landlord's solicitor relating to the preparation of the Landlord's consent, and determination as to whether to give the consent.

         In the event of any sub-letting by the Tenant by virtue of which the Tenant receives rent in the form of cash, goods, services or other considerations from the sub-tenant which is higher than the rent payable hereunder to the Landlord for the premises so sub-let, the Tenant shall pay any such excess to the Landlord, in addition to all rent and other costs payable hereunder, for the period of time during which the said subtenant remains in possession of the premises sub-let to it.

         If the Tenant herein shall receive from any assignee of this lease, either directly or indirectly, any consideration for the assignment of this lease, either in the form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to such consideration to the Landlord and same shall be deemed to be further Additional Rent hereunder.

         Notwithstanding the above provisions, within ten (10) business days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant to, if the request is to assign this Lease or sublet the whole of the Leased Premises, cancel and terminate this Lease, or to, if the request is to sublet a part of the Leased Premises only, cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be ninety (90) days following giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Base Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if only a part of the Leased Premises is surrendered, Base Rent and Additional Rent shall, after the date of surrender, abate proportionately. If the Landlord does not elect to terminate as aforesaid and if consent to sublease or assign will be granted, the Tenant may assign or sublet, as the case may be, only upon the terms and to the party set out in the offer submitted to the Landlord as aforesaid. If the Landlord elects to terminate, the Tenant may withdraw its request for consent by notice to the Landlord given within five (5) days after the Landlord's notice of

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                                                                             17

         election in which event the Landlord's notice of election shall be null and void and the Tenant shall not proceed with the assigning or subletting for which such consent was requested.

                   ARTICLE VIII- FIXTURES AND IMPROVEMENTS

8.1 INSTALLATION OF FIXTURES AND IMPROVEMENTS. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval which the Landlord shall not unreasonably delay or withhold. In making, erecting, installing or altering any Leasehold Improvements the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord and in no event shall it alter or interfere with window coverings (if any) installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. All work to be performed in the Leased Premises shall be performed by reputable contractors approved by the Landlord. The Landlord reserves the right to require the Tenant to utilize the contractor(s) of the Landlord where Base Building, building systems and/or warranties may be affected provided the Landlord agrees that charges by such contractors shall be in keeping with that which an arms length contractor would charge. The cost of all such work shall be estimated by the Landlord in advance and such estimate approved by the Tenant prior to work commencing. All such work shall be performed at the Tenant's expense and the Tenant shall be responsible for application and payment of all fees in connection with any permits required. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. The Landlord shall be entitled to supervise the work. The Landlord shall be entitled to charge reasonable fees for examining plans respecting the proposed work as well as any reasonable consultant's fees where base building systems and equipment as well as structure may be affected and whereby the Landlord incurs actual out-of-pocket expenses for the review of such alterations.

8.2 LIENS AND ENCUMBRANCES ON FIXTURES AND IMPROVEMENTS. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act (Ontario) and other statutes from time to time applicable thereto and shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or to the Building and Common Area Facilities. If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sales agreement or other encumbrance shall attach, the Tenant shall within ten (10) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy hereunder and may make any payments required to procure the discharge of any such

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                                                                             18

         liens or encumbrances and shall be entitled to be reimbursed by the Tenant as provided herein and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defense.

8.3 REMOVAL OF FIXTURES AND IMPROVEMENTS. All Leasehold Improvements in or upon the Leased Premises shall immediately upon termination of this lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or earlier termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, and (2) the Tenant shall remove its furniture and equipment at the end of the Term and may remove its trade fixtures, furniture and equipment during the Term in the usual and normal course of its business. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises by the installation and removal. Provided that upon the termination of this Lease, the Tenant, if requested by the Landlord, shall restore any alterations or installations made by or on behalf of the Tenant subsequent to the Commencement Date that the Landlord indicated at the time consent for such alteration or installation was sought, would require restoration upon expiration of the tenancy, and if not so requested, any such changes or alterations shall become the property of the Landlord.

         For clarity, it is understood and agreed that the Tenant shall not be required to restore the Leased Premises or any additional space to base building condition, whether at the expiration or other termination of the Term or otherwise.

                      ARTICLE IX- INSURANCE AND LIABILITY

9.1 LANDLORD'S INSURANCE. The Tenant will during the whole of the Term hereby granted as part of Operating Costs, pay its Proportionate Share of all premiums with respect to insurance to be placed by the Landlord and described in this Section 9.1. The Landlord agrees to maintain during the Term, insurance coverages as follows:

         (i) Property of Every Description (Building and Equipment) against the perils of "All-Risks", under form providing coverage at least equivalent to Commercial Building Broad Form I.A.O. Form No. 700 including "Building By-Laws Endorsements", and to be insured for the Replacement Value, without allowance for depreciation and Stated Amount, and with no co-insurance requirement.

         (ii) "Rental Income" for the gross annual rental income on "All-Risks" basis, as provided under Commercial Building Broad Form I.A.O. Form 700 including "Building By-Laws Endorsements", providing coverage at least equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period.

         (iii) Broad Form Boiler and Machinery Policy on a blanket and replacement basis with limits for each accident in an amount not less than the replacement cost of the Building containing the Leased Premises and which shall cover all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus owned by the Landlord and which shall include PCB coverage. It shall also include "Rental Income" for the full gross annual income equivalent to I.A.O. Profits Form No. 551 with a eighteen
                  (18) month indemnity period. This policy should also provide "Building By-Laws Endorsements".

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                                                                             19

         (iv) "General Liability Insurance" on a Comprehensive Form and on an "occurrence" basis without deductible with retroactive coverage against claims for Personal and Bodily Injury and Death and/or Property Damage occurring upon or about the Leased Premises and for a limit no less than $5,000,000.00 inclusive for one occurrence.

         (v) Such other insurance coverage or coverages as a prudent owner of a first class office building would obtain for protection respecting loss of, or damage to the Building, the Lands or the Leased Premises, or liability arising therefrom.

         All such insurance coverages shall be kept and maintained by the Landlord, and in no event shall the coverage be less than the amount required by any institution then holding a mortgage on the Building and Common Area Facilities. The Tenant shall pay to the Landlord, as part of Operating Costs, its Proportionate Share of the Landlord's Insurance. The Tenant shall not do or permit to be done any act or thing whereby insurance coverage, premiums or any of them hereinbefore contemplated, may be increased or cancelled by the insurer, or the Leased Premises shall be rendered uninsurable, and if by reason of any act done or permitted or omission, as the case may be, by the Tenant, the said insurance coverage, premiums or any of them shall be increased, then the Tenant, if it shall fail to rectify the event giving rise to the increased premium after written notice thereof from the Landlord, shall be liable to pay all of such increase in premium, with respect to the entire coverages, and this notwithstanding that the Tenant occupies only a portion of the Building covered by such insurance coverages, and if the Leased Premises shall be rendered uninsurable, or if the said insurance coverages, or any of them, shall be cancelled by reason of any act or omission as the case may be by the Tenant and shall not be susceptible of being replaced, after the Landlord's reasonable efforts under the circumstances to do so, then the Landlord, after giving the Tenant at least fourteen (14) days written notice within which to replace insurance coverage or coverages shall, at its absolute discretion, have the right to determine that the term hereof has expired and in such event the Tenant shall deliver up possession of the Leased Premises as if the Term of this Lease had expired.

         PROVIDED that no act required to be done by the Tenant nor any payment required to be made by the Tenant, including reimbursements of insurance premiums paid by the Landlord, shall relieve the Tenant from any liability for damage incurred by the Landlord as result of any act or omission of the Tenant.

         If any other tenant of the Building has his own insurance premiums increased by his insurers as a result of the use or occupation by the Tenant herein of the within Leased Premises, the Tenant covenants and agrees with the Landlord after written notice thereof, to pay the additional cost forthwith upon demand as Additional Rent.

         The Landlord's insurance policy shall contain a waiver of subrogation in favour of the Tenant or those for whom the Tenant is in law responsible.

9.2 AGENTS. The Tenant acknowledges, covenants and agrees that every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Landlord or to which the Landlord is entitled hereunder shall also be available and shall extend to protect every such agent of the Landlord acting (in the course of or in connection with his employment or otherwise) and for the purposes of all of the foregoing provisions of this clause, the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of persons who are or might be his servants, employees or agents from time to time.

9.3 TENANT'S INSURANCE. The Tenant covenants to insure and to keep insured during the whole of the Term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the
         Landlord:

         (i) "All-Risks" insurance upon all property owned by the Tenant or for which it is legally liable or installed or affixed by or on behalf of the Tenant and which is located in the Building including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a Leasehold Improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Landlord's Architect shall be conclusive.

         (ii) All parties hereto on a Comprehensive Form for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Leased Premises and/or the business of the Tenant or any sub-tenant, licensees or occupiers of the Leased Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Landlord, acting reasonably, or any mortgagee requires from time to time, and shall contain a severability of interest clause, and a cross liability clause.

         (iii) Any other form of insurance that the Landlord or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Landlord and any mortgagee.

         The Tenant covenants and agrees to provide the Landlord with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Landlord may require. The Tenant agrees to provide same to the Landlord forthwith after notice has been given by the Landlord to the Tenant of its request. The Tenant's policy shall contain a waiver of subrogation in favour of the Landlord and those for whom the Landlord is in law responsible.

9.4      LIMITATION OF LANDLORD'S LIABILITY.   The Tenant agrees that:

         (i) the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building and Common Area Facilities howsoever occurring and in no event shall the Landlord be liable for:

                  (1) any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Common Area Facilities or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant; and

                  (2) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, maintenance, supervision or any other work in or about the Leased Premises or the Building or Common Area Facilities; and

                  (3) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

         (ii) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body have jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

9.5 INDEMNITY OF LANDLORD. The Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

              ARTICLE X-SUBORDINATION, ATTORNMENT AND CERTIFICATES

10.1 SUBORDINATION AND ATTORNMENT. The Tenant agrees that this Lease and all the rights of the Tenant hereunder are subject and subordinate to all mortgages now or hereafter existing (including deeds of trust and all instruments supplemental thereto) which may now or hereafter affect the Building or Common Area Facilities and to all renewals, modifications, consolidations, replacements and extensions thereof, provided such mortgagee has provided a non-disturbance agreement to the Tenant; provided that the Tenant whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage) shall attorn to such mortgagee as the Tenant upon all the terms of this Lease. Subject to the foregoing, the Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee such instrument of subordination or attornment, as the case may be, as may be required of it.

10.2 CERTIFICATES. The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee [including any trustee under a deed of trust and mortgage] designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rent payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

               ARTICLE XI-REMEDIES OF LANDLORD ON TENANT'S DEFAULT

11.1 REMEDYING BY LANDLORD. In addition to all rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord:

         (1) shall have the right at all times after reasonable written notice of an event of default has been given to the Tenant and a reasonable time given to cure such default provided the Tenant is proceeding diligently, to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, as may be reasonably necessary, and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand;

         (2) subject to 11.3 below, shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of a non-payment of Rent; and

         (3) if the Tenant shall fail to pay any Rent or other amount from time to time payable by it to the Landlord hereunder within 5 days of notice of same becoming due, shall be entitled, to interest thereon at a rate of 3% per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at The Bank of Nova Scotia in Toronto from the date upon which the same was due until actual payment thereof.

11.2 REMEDIES CUMULATIVE. The Landlord, subject to 11.3 hereof, may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

11.3 RIGHT OF RE-ENTRY DEFAULT OR TERMINATION. It is expressly agreed that if and whenever the Base Rent or Additional Rent hereby reserved, remains unpaid, or if the Tenant shall breach or fail to observe or perform any of the other covenants, agreements, provisoes, conditions, reasonable rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder, provided the Landlord has first delivered notice to the Tenant explaining the breach and has allowed the Tenant five (5) days to rectify any monetary breach and ten (10) days, (or such longer period as is reasonable in the circumstances), to rectify any non-monetary breach, or if this Lease shall have become terminated pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof and to have again, repossess and enjoy the same as of its former estate, anything in this Lease contained to the contrary notwithstanding.

11.4 TERMINATION RE-ENTRY. If and whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination.

11.5 PAYMENT ON TERMINATION. Upon the giving by the Landlord of a notice in writing terminating this Lease, pursuant to 11.4 or 11.3 of this Lease, this Lease and the Term shall terminate, rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may re-enter and take possession of them.

11.6 RENUNCIATION. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress.

11.7 RE-LETTING. Whenever the Landlord becomes entitled to re-enter upon the Leased Premises under 11.3 or 11.4 hereof of this Lease the Landlord in addition to all other rights it may have shall have the right as agent of the Tenant to enter the Leased Premises and re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

                    ARTICLE XII-EVENTS TERMINATING LEASE

12.1 CANCELLATION OF INSURANCE. If any policy of insurance upon the Building and Common Area Facilities from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord and a reasonable time allowed, to reinstate such insurance or avoid cancellation, shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance, the Landlord may at its option terminate this Lease by leaving upon the Leased Premises notice in writing of such termination.

12.2 PROHIBITED OCCUPANCY, BANKRUPTCY, ETC. If, without the written consent of the Landlord the Leased Premises shall be used by any persons other than the Tenant, its employees, invitees and customers or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned, or remain unoccupied for 7 days or more while capable of being occupied, or if the Term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if the Tenant shall make any assignment for the benefit of creditors, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option, subject to compliance with the procedures set forth in Section 11.3, terminate this Lease by leaving upon the Leased Premises notice in writing of such termination and thereupon, in addition to the payment by the Tenant of Rent and other payments for which the Tenant is liable under this Lease, Rent for the current month and the next ensuing 3 (three) months' Rent shall immediately become due and be paid by the Tenant.

                         ARTICLE XIII-MISCELLANEOUS

13.1 REGISTRATION. The Tenant agrees with the Landlord not to register this Lease, but nevertheless if the Tenant desires to register a notice of this Lease, the Landlord agrees to execute a notice or acknowledgement, if required, sufficient for the purpose in such form as the Landlord and Tenant mutually approve provided in no event shall rental rates of this Lease be shown.

13.2 NOTICE. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or by facsimile transmission or mailed by prepaid registered mail addressed to the Landlord at 3650 Victoria

         Park Avenue, Suite #500, North York (Toronto), Ontario, M2H 3P7, and if to the Tenant, either delivered to the Tenant (or to an officer of the Tenant if the Tenant is a firm or corporation) or by facsimile transmission or mailed by prepaid registered mail addressed to the Tenant at the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid in Canada, upon the day when it was mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be mailed to it.

13.3 EXTRANEOUS AGREEMENTS. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any agreement to Lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

13.4 CONSTRUCTION. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had never been included. The headings and marginal sub-headings of clauses and sub-clauses are for convenience of reference and are not intended to limit, enlarge or otherwise affect their meanings.

13.5 NON-WAIVER. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord in respect of any such continuing or subsequent default or breach and no waiver shall be inferred or implied by anything done or omitted by the Landlord save only express waiver in writing.

13.6 ACCORD AND SATISFACTION. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Base Rent and Additional Rent from time to time due shall be deemed to be other than on account of the earliest stipulated Base Rent and Additional Rent due, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment of Base Rent or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Base Rent or Additional Rent or pursue any other remedy provided in this Lease.

13.7 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

13.8 TIME OF THE ESSENCE. Time shall be of the essence of this Lease and every part hereof.

13.9 NO PARTNERSHIP. Nothing contained herein shall be deemed or construed by the parties hereto, nor any third party, as creating the relationship of principal and agent, or a partnership, or a joint venture between the parties hereto, it being understood and agreed that none of the provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

13.10 FORCE MAJEURE. Except as herein otherwise expressly provided, if and whenever and to the extent that the Landlord or the Tenant shall be prevented delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing by reason of strikes or work stoppages or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence (save for any financial reason), the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof and the other party shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

13.11 CONTRA PROFERENTEM. The Parties acknowledge and agree that both parties have participated in the drafting of this Lease, and any rule of law providing that ambiguities shall be construed against the drafting party, shall be of no force or effect.

13.12 PLANNING ACT. This Lease is expressly conditional upon compliance with the land division provisions of the Planning Act R.S.O. 1990 (as it may be amended from time to time), if applicable.

13.13 ACCESS. The Tenant, its employees, invitees and customers and persons connected with the Tenant (subject and except as in this Lease provided) shall have the right in common with others entitled thereto from time to time to use the parking areas, driveways, walkways, lawns, ramps (if any) and other Common Areas in and about the Building from time to time. The Tenant shall not unreasonably block or in any manner hinder the Landlord, other tenants or other persons claiming through or under them or any of them who may be authorized by the Landlord to utilize the Common Areas from so doing. The Landlord may, acting reasonably, from time to time permit the Tenant to have the exclusive use of portions of the parking area which forms part of the Common Areas and to permit other tenants or other persons to have exclusive use of portions thereof.

13.14 TRANSFERS BY THE LANDLORD. The Landlord at any time and from time to time may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises or in the Building and lands of which the Leased Premises form a part, at any time and from time to time, may enter into any mortgage of the whole or any of its interest in the Building and Lands or in the Leased Premises. If the party acquiring such interest shall have agreed to assume and so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall, thereupon be released from all of its covenants and obligations under this Lease.

         The Landlord may assign its rights under this Lease to a lending institution as collateral security for a loan. If such assignment is made and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord this Lease shall not be cancelled or modified for any reason whatsoever except as provided for by the terms hereof or by law without the consent in writing of such lending institution.

13.15    OCCUPANCY PERMIT. - deleted intentionally.

13.16 LEASED PREMISES. Save and except for any work to be performed by the Landlord as specifically set out herein, the taking of possession of the Leased Premises by the Tenant shall be conclusive evidence that the Tenant accepts the

         Premises in an "as is" condition and that the said Leased Premises were in good and satisfactory condition at the time possession was so taken.

13.17 SUCCESSORS AND ASSIGNS. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or a female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenants shall be deemed joint and several. All obligations of the Tenant or the Landlord under this Lease shall be deemed to be covenants whether or not expressed as same. No rights of the Tenant in this Lease shall be deemed to be personal, but shall accrue to the benefit of the Tenant's successors, permitted subtenants and assigns.

13.18 AREA DETERMINATION. In the event that any calculation or determination by the Landlord of the Rentable Area of any premises (including the Demised Premises) or the Building is disputed or called into question, it shall be calculated or determined by the Landlord's architect from time to time appointed for the purpose, whose certificate shall be conclusive and the cost of such certificate shall be borne by the Tenant.

13.19 APPROVAL. Unless specifically provided herein to the contrary, whenever any reference is made to any notice, consent, approval, lease, designation, requirement, opinion, judgement, permission, or discretion, on the part of either the Landlord or the Tenant, the same shall be given, granted, determined, required of exercised reasonably without undue delay.

                        ARTICLE XIV-OTHER PROVISIONS

14.1 PARKING. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon. The Tenant further acknowledges that the parking facilities in the Common Area Facilities are on a non-exclusive ("First Come", "First Serve Basis") and may be altered or diminished during the term or renewal thereof and the manner in which access is permitted may be altered.

         The Landlord shall provide to the Tenant for the Term of the lease, free of charge, one (1) covered reserved stall and the use of thirty
         (30) surface parking stalls on a first-come, first-serve basis.

14.2     WINDOW COVERINGS. - deleted intentionally.

14.3 EXTENSION. Provided that the Tenant is not habitually in default under the terms of this Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Term hereof, upon written request of the Tenant, grant to the Tenant an extension of this Lease for a further period of five (5) years upon the same terms and conditions as contained herein, save as to the Base Rental rate, and save as to any further right of extension. Provided always that the Tenant shall have given to the Landlord 180 days' notice in writing before the expiration of the Term of its desire to have such extension. The Base Rental rate for the extension term shall be at the then current market rate for similar premises in a similar area and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rental rate for the extension term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The Arbitrators shall have all the power given by the Arbitrations Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

         If the award of the arbitrators is not given before the commencement date of the extension term, then the Tenant shall commence paying rent at the market rate as determined by the Landlord together with Additional Rent, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the extension term.

         Interest at the rate set out herein shall be calculated monthly on the difference between the Base Rent paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

14.4 TAXES, OPERATING COSTS AND HYDRO. The Landlord represents and warrants that the Taxes, Operating Costs and Hydro applicable to the Leased Premises is currently estimated to be $8.80 per Rentable square foot per annum for 1995. The Tenant acknowledges that this is an estimate only and is subject to adjustment when actual costs are known.

14.5 LEASEHOLD IMPROVEMENTS. As soon as possible and in any event, no later than April 21, 1995, at its sole cost, but subject to force majeure and delays attributable to the Tenant, the Landlord agrees to turnkey (that is to complete the construction of improvements in the Leased Premises so that the Tenant can commence business operations immediately), the Leased Premises to a standard consistent with existing leasehold improvements in the Leased Premises, and in accordance with the layout attached hereto as Schedule "B".

         The Landlord further agrees to utilize in the construction of the Leased Premises existing materials and improvements (ie. doors and frames, sidelights, glass partitions, glass entry doors, hardware, cabinetry etc.) from adjoining vacant space on the 7th and 6th floor of the Building at no cost to the Tenant, such materials and improvements to be approved by the Tenant and agreed to by the Landlord.

14.6 RIGHT OF FIRST REFUSAL. Subject to prior rights of tenants in the Building as of the Commencement Date, the Tenant will have the right of first refusal, from time to time, to lease any part or all of any office space on the 7th floor of the Building which becomes available for lease. The rent and terms shall be equal to a bona fide offer received by the Landlord. The Tenant shall have five (5) business days following written notice by the Landlord containing all relevant information pertaining to such bona fide offer received in which to confirm to the Landlord that it wishes to exercise its right of first refusal to lease such space on the same terms and conditions as the bona fide offer, failing which the Landlord shall be free to lease such space to the bona fide offeror. This right becomes effective on the Commencement Date of this Lease and thereafter will remain in effect provided the Tenant is not in default under this Lease at the time of exercising this right.

14.7 EXISTING FIXTURES. It is agreed and understood that all existing fixtures as of the Commencement Date, including but not limited to light fixtures, venetian blinds, and built-in cabinetry shall be available to the Tenant at no additional cost.

14.8 CO-TENANCY. This Agreement is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "FUND"), trustees, officers, directors, employees or agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by this Agreement. Only the co-tenancy interests of Menkes and Investors Group shall be bound hereby and the obligations hereunder are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group hereunder shall, in every case, be several and proportionate and not either joint or joint and several.

14.9     INTENTIONALLY DELETED AS PART OF SUBLEASE AGREEMENT EXHIBIT





14.10 CAPITAL REPAIRS AND REPLACEMENTS. Notwithstanding anything contained in this Lease to the contrary:

         (a) it is understood and agreed that the Tenant shall not be responsible for (and the Landlord shall not be permitted to chargeback to the Tenant) replacements to the Building that are of a capital nature (as such term is determined under generally accepted accounting principles); and

         (b) in the event of repairs to the Building that are of a capital nature, the Tenant shall be responsible for its Proportionate Share of the costs thereof provided that any repair costs that exceed $10,000.00 in any given year shall be charged to Operating Costs on an amortization-over-useful-life basis.

         Provided however, should a capital repair or replacement be necessitated by reason of the negligent act or omission of the Tenant or those for whom the Tenant is in law responsible, the entire cost of such repair or replacement shall be borne by the Tenant payable to the Landlord forthwith as Additional Rent.

14.11 COMMISSIONS. The Landlord shall be responsible for any and all real estate commissions and brokerage fees, if any, payable in connection with this Lease.

IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease.

                                            MENKES OFFICE PARKS LTD.

                                            Per: /s/ Illegible
                                                 ______________________________
                                                                     (Landlord)

                                            INVESTORS GROUP TRUST CO. LTD.
                                            as trustee for
                                            INVESTORS REAL PROPERTY FUND

                                            Per: /s/ Illegible
                                                 ______________________________
                                                                      (Landlord)
                                                      Vice President

                                            Per: /s/ Illegible
                                                 ______________________________
                                                                      (Landlord)
                                                     Assistant Secretary

                                            THOMPSON MINWAX (CANADA) LTD.

Witness: /s/ Illegible                      Per: /s/ Patrick Draper
                                                 ______________________________
                                                                        (Tenant)
                                                           President

                                  SCHEDULE "A"

Lots 4 & 5, Plan 65M-2139, in the Town of Richmond Hill, in the Regional Municipality of York.

                             [GRAPHIC -- FLOOR PLAN]



                                  SCHEDULE "B"

                                  SCHEDULE "C"

                              RULES AND REGULATIONS

The Rules and Regulations may differentiate between different types of businesses in the Building but the Rules and Regulations will be adopted and promulgated by the Landlord acting reasonably and in such manner as would a prudent Landlord of a reasonably similar office building. The Tenant's failure to keep and observe the Rules and Regulations now or from time to time in force constitutes a default under this Lease in such manner as if the same were contained herein as covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Building as in the Landlord's absolute and unfettered discretion are from time to time needed for the safety, care, cleanliness and more efficient operation of the Building and for the preservation of good order therein. Notice of the Rules and Regulations and amendments and supplements, if any, shall be given to the Tenant and the Tenant shall thereupon comply with and observe all such Rules and Regulations provided that no Rules and Regulations shall contradict any terms, covenants and conditions of this Lease. The Rules and Regulations as at the Commencement Date are as follows:

1. The Tenant shall not place any debris, garbage, trash or refuse or permit same to be placed or left in or upon any part of the Building outside of the Leased Premises and the Tenant shall not allow any undue accumulation of any debris, garbage, trash or refuse in or outside of the Leased Premises.

2. The Landlord shall permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use during such hours as the Landlord deems reasonable in common with others entitled thereto of the main entrance and stairways, corridors, elevators or other mechanical means of access leading to the Leased Premises. At times other than during such hours as the Landlord deems reasonable the Tenant and the employees of the Tenant shall have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations and shall be required to satisfactorily identify themselves and to register in any book which may at the Landlord's option be kept by the Landlord for such purpose. If identification is not satisfactory, the Landlord is entitled to prevent the Tenant or the Tenant's employees or other Persons lawfully requiring communication with the Tenant from having access to the Building. In addition, the Landlord is not required to open the door to the Leased Premises for the purpose of permitting entry therein to any Person not having a key to the Leased Premises.

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Leased Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during such hours as the Landlord deems reasonable.

5. The sidewalks, entrances, passages, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The
         Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entrances, corridors and passages not within the Leased
         Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it deems advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its absolute and unfettered discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only by prior arrangement with the Landlord. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

7. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied to the Landlord for each entrance door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key. If additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff will have keys to the outside entrance doors of the Building.

8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not (a) let the water run unless it is in actual use, (b) deface or mark any part of the Building, (c) drive nails, spikes, hooks or screws into the walls or woodwork of the Building, or (d) bore, drill or cut into the walls or woodwork of the Building in any manner or for any reason.

9. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

10. The Tenant shall not permit any cooking of any foods or liquids in the Leased Premises without the written consent of the Landlord. The Tenant shall be permitted the use of a microwave oven, a coffee maker and a toaster.

11. Canvassing, soliciting and peddling in or about the Building and in the parking facilities of the Building are prohibited.

12. It shall be the duty of the Tenant to assist and co-operate with the Landlord in preventing injury to the Leased Premises.

13. No flammable oils or other flammable, dangerous or explosive material save for samples of the Tenant's products and those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Leased Premises. The Tenant shall be solely responsible for ensuring full compliance with all statutory regulations with respect to the keeping or storing of the Tenant's products on the Leased Premises.

14. No bicycles or other vehicles shall be brought within the building without the consent of the Landlord.

15. No animals or birds shall be brought into the Building without the consent of the Landlord.

16. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced. This restriction shall not extend to the installation of the Tenant's phones within the Leased Premises. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord.

17. The Tenant shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved window coverings.

18. Any hand trucks, carryalls, or similar appliances used in the Building with the consent of the Landlord, shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord requires.

19. The Tenant shall not place or maintain any supplies, merchandise or other articles in any vestibule or entry of the Leased Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Leased Premises or the Building.

20. The Tenant shall not commit or suffer or permit to be committed any waste upon, or damage to, or disfiguration of the Leased Premises or any nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building or which unreasonably disturbs or interferes with or annoys any Person, nor perform any acts or carry on any practices which may damage the building.

21. The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord, nor use such name for any purpose other than that of the business address of the Tenant, provided that the Tenant may use the municipal number of the Building assigned to it by the Landlord instead of the name of the Building.

22. The Tenant shall not install or allow on the Leased Premises any transmitting device, nor erect any aerial on the roof of the Building or on any exterior walls of the Leased Premises. Any such installations shall be subject to removal by the Landlord without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

23. The Tenant shall not use any travelling or flashing lights or signs or any loudspeakers, television, phonographs, radio or other audio-visual or mechanical devices in a manner so that they can be heard or seen outside of the Leased Premises. If the Tenant uses any such equipment without receiving the prior written consent of the Landlord, the Landlord shall be entitled to remove such equipment without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

24. The Landlord shall have the right to restrict access to the elevators for move-in and move-out purposes. The Tenant shall consult prior to taking or giving up occupation of the Leased Premises in order to obtain an elevator schedule from the Landlord.

25. If the Tenant requires the supply of water, electricity, heating, air conditioning or any other utility or service after the normal hours during which the Landlord supplies same or on a weekend or holiday, the Tenant shall purchase its requirements for those utilities or services from the Landlord and the Tenant shall pay to the Landlord as Additional Rent forthwith upon demand the cost of same at the rates current from time to time set by the Landlord. The Tenant acknowledges that reasonable prior verbal notice must be given to the Landlord in the event that the Tenant requires the supply of utilities after the hours the Landlord normally supplies same.

                             CONSENT TO SUBLEASE

     THIS AGREEMENT made this 24th day of September, 1997.


B E T W E E N:

           MENKES OFFICE PARKS LTD. AND INVESTORS GROUP
           TRUST CO. LTD., AS TRUSTEE FOR INVESTORS REAL
           PROPERTY FUND

           (hereinafter called the "LANDLORD")

                                                          OF THE FIRST PART

A N D:

           THOMPSON MINWAX (CANADA) LTD.

           (hereinafter called the "TENANT")

                                                         OF THE SECOND PART

A N D:

           CHANGEPOINT CORP.

           (hereinafter called the "SUBTENANT")

                                                          OF THE THIRD PART


WHEREAS:

     (a) by a lease dated the 4th day of April, 1995 (the "LEASE"), the Landlord leased to the Tenant the premises known as Suite 701, 1595 16th Avenue, Richmond Hill (the "PREMISES"), subject to the terms, covenants, provisos and conditions therein set forth;

     (b) the Tenant intends to sublease by a sublease agreement dated August 31, 1997, a copy of which the Landlord is in receipt of, (the "SUBLEASE") to the Subtenant and the Tenant and the Subtenant have applied to the Landlord for consent to the Sublease.

NOW THIS INDENTURE WITNESSETH that in consideration of the covenants herein exchanged the Parties agree as follows:

1. Subject to the provisions of this Agreement, the Landlord does herein consent to such Sublease.

2. The Tenant acknowledges that notwithstanding such consent and Sublease, the Tenant shall not be relieved of any of the covenants, provisos, conditions and agreements set forth in the Lease and that this Consent shall not be deemed to permit any further subletting. The Tenant further acknowledges that the execution of this Consent to Sublease by the Landlord does not imply approval by the Landlord of the provisions of the sublease agreement to be entered into by the Tenant and Subtenant.

3. The Tenant and Subtenant acknowledges and agree that the payment of Base Rent and Additional Rent required under the Lease shall continue to be payable to the Landlord by the Tenant at the times required, provided that in the event of default by the Tenant (after notice and anytime to cure provided under the Lease), in the payment of Base Rent or Additional Rent, the Landlord shall have the right to collect the rent payable by the Subtenant pursuant to the terms and conditions of the Sublease directly from the Subtenant as agent for the Tenant and to apply any rent so collected against rental arrears owing by the Tenant to the Landlord.

     The Tenant and the Subtenant hereby acknowledge that the Landlord shall exercise this right to collect the rent payable pursuant to the Sublease by giving written notice to the Tenant and the Subtenant. The Subtenant covenants and agrees to thereafter pay such rent to the Landlord until such time as the Landlord notifies the Subtenant that the default has been cured by the Tenant. It is acknowledged that any such collection of rent by the Landlord from the Subtenant shall not be construed as to create a landlord/tenant relationship between the Landlord and the Subtenant and shall in no way limit the Tenant's liability to pay all rent outstanding under the Lease or in any way limit the Landlord's rights and remedies under the Lease or at law.

4. The Tenant and Subtenant covenant and agree with the Landlord not to amend the terms of the Sublease without the consent in writing of the Landlord.

5. The Subtenant covenants and agrees to abide by all the terms, covenants, provisos, conditions and agreements contained in the Lease save for the payment of Base Rent and Additional Rent.

6. The Tenant agrees that in consideration of the Landlord giving such consent, it shall pay any fee charged by the Landlord for processing this Agreement. Said fee shall be approximately $425.00.

7. The Subtenant covenants and agrees with the Landlord that if the Lease is terminated for any reason or surrendered, that from such date of termination or surrender the Sublease shall be deemed to be terminated.

8. Notwithstanding the terms of the Sublease, the Tenant and Subtenant acknowledge and agree that the Premises will not be used for any purpose other than as permitted under the Lease.

9. Notwithstanding the terms of paragraph 9 of the Sublease, it is agreed and understood that until such time as the Landlord delivers its written approval for any proposed changes or alterations, the Subtenant shall not be entitled to perform such changes or alterations notwithstanding that the Tenant may not have replied within a period of 14 days as set out in paragraph 9 of the Sublease.

10. This Agreement shall enure to and be binding upon the respective heirs, executors, administrators and successors and permitted assigns of the Parties hereto.

11. The parties acknowledge that the Lease is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Funds (the "FUND"), trustees, officers, directors, employees or agents of the trustee or manger of the Fund, it being intended and agreed that only the property of the Fund shall be bound by the Lease. Only the co-tenancy interests of Menkes Office Parks Ltd. and Investors Group Trust Co. Ltd. shall be bound by the Lease and the obligations under the Lease are not binding upon either of Menkes Office Parks Ltd. or Investors Group Trust Co. Ltd. in any other respect nor shall resort be had to any other property of any of Menkes Office Parks Ltd. or Investors Group Trust Co. Ltd. The rights and obligations of each of Menkes

     Office Parks Ltd. and Investors Group Trust Co. Ltd. under the Lease shall, in every case, be several and proportionate and not either joint or joint and several.

IN WITNESS WHEREOF the parties hereto have hereunto caused to be affixed their corporate seals duly attested to by the hands of their respective proper signing officers authorized in that behalf the day and year first above written.

LANDLORD:                              LANDLORD:

MENKES OFFICE PARKS LTD.               INVESTORS GROUP TRUST CO. LTD.,
                                       AS TRUSTEE FOR INVESTORS REAL
Per: /s/ Illegible                     PROPERTY FUND
     --------------------------------
       [Authorized Signing Officer]
                                       Per: /s/
                                            ------------------------------
                                                  ROBERT G. DARLING
                                                    Vice President

                                       Per: /s/
                                            ------------------------------
                                                 MURRAY J. MITCHELL
                                                 Assistant Secretary

TENANT:                                SUBTENANT:

THOMPSON MINWAX (CANADA) LTD.          CHANGEPOINT CORP.


Per: /s/ Illegible                      Per: /s/ Illegible
     --------------------------------       -------------------------------
       [Authorized Signing Officer]           [Authorized Signing Officer]


Per: /s/ Illegible                       Per: /s/ John Anhang
     --------------------------------       -------------------------------
       [Authorized Signing Officer]           [Authorized Signing Officer]

                       ADDENDUM TO AND EXTENSION OF LEASE

THIS AGREEMENT made this 28th day of October, 1999

B E T W E E N:

                                MENKES OFFICE PARKS LTD., AND
                                INVESTORS GROUP TRUST CO. LTD. AS TRUSTEE
                                FOR INVESTORS REAL PROPERTY FUND
                                (collectively Hereinafter called the "LANDLORD")

                                                           OF THE FIRST PART

                                - and -

                                CHANGEPOINT CORPORATION
                                (Hereinafter called the "TENANT")

                                                           OF THE SECOND PART

WITNESSETH

WHEREAS:

A. By a lease dated the 18th day of May, 1995 (hereinafter called the "LEASE") made between the Landlord and the Tenant, the Landlord leased to the Tenant the premises known as 1595 16th Avenue, Suite 702, Richmond Hill, Ontario (the "PREMISES") for a term of five (5) years from the 23rd day of June, 1995 upon the terms and conditions therein set forth.

B. The Tenant has made known its desire to lease certain additional premises known municipally as 1595 16th Avenue, Suite 701, Richmond Hill, Ontario (the "ADDITIONAL PREMISES"), containing approximately 9,537 square feet for a term commencing the 1st day of April, 2000 and terminating the 30th day of September, 2000 (the "ADDENDUM TERM") and the Landlord has agreed to do so.

C. The Tenant has also requested the Landlord grant to it this Extension of the Lease for the Premises for a further term of three (3) months and eight (8) days (the "EXTENSION TERM") from the 23rd day of June, 2000 on the terms hereinafter set forth and the Landlord has agreed to do so.

Now in consideration of the mutual covenants hereinafter contained the Parties agree as follows:

1. The Landlord hereby leases to the Tenant the Additional Premises subject to the payment on the same days and in the like manner of Base Rental and additional rent save and except that the Base Rental for the Additional Premises from the 1st day of April, 2000, until the 30th day of September, 2000 shall be in the amount of $85,833.00 per annum and the Base Rental monthly payments shall be in the amount of $7,152.75 per month plus G.S.T. The term of lease for the Additional Premises shall be six (6) months commencing on the 1st day of April, 2000 and terminating the 30th day of September, 2000, and subject to and with the benefit of the Tenant's and Landlord's covenants, provisos and conditions as contained in the Lease.

2. The Landlord hereby leases to the Tenant the Premises subject to the payment on the same days and in the like manner of Base Rental and additional rent save and except that the Base Rental for the Extension Term shall be in the amount of $76,536.00 per annum and the Base Rental monthly payments shall be in the amount of $6,378.00 per month plus GST. The Extension Term for the Premises shall be for three (3) months eight (8) days commencing on the 23rd day of June, 2000 and terminating on the 30th day of September, 2000 and subject to and with the benefit of the Tenant's and Landlord's covenants, provisos and conditions contained in the Lease.

3. The Landlord and Tenant hereby mutually covenant that they will perform and observe the several covenants, provisos and conditions in the Lease as fully as if such covenants, provisos and conditions has been repeated herein in full with such modifications only as are necessary to make them applicable to this Addendum to and Extension of Lease. It is further understood and agreed that any clauses in the Lease relating to Landlord's work, Base Rental free or additional rent free periods, Landlord's warranties, options to extend, early occupancy, early access, additional rent estimates and any other such tenant inducements are not applicable to the Addendum Term or Extension Term unless otherwise stated herein.

4. Provided it is mutually agreed and understood that if the Tenant duly and regularly pays the Base Rental and additional rental and performs all of the provisos and agreements contained in the Lease and this Addendum to and Extension of Lease on the part of the Tenant to be performed, and provided further that the Tenant is not habitually in default under the terms of the Lease and this Addendum to and Extension of Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Addendum Term and Extension Term hereof, upon written request of the Tenant, grant to the Tenant a further extension of the Lease, as extended, for a further period of five
         (5) years upon the same terms and conditions as contained herein, save as to the Base Rental rate, save as to any further right of extension and in an "as is" condition. Provided always that the Tenant shall have given to the Landlord notice in writing on or before March 28, 2000 of its desire to have such extension. The Base Rental rate for such extension term shall be at the then fair market rate at the time of the exercise by the Tenant for similar premises in a similar area and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rental rate for such extension term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The Arbitrators shall have all the power given by the Arbitrations Act of

         Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

         In no event shall the Base Rental for the extension period be less than the highest Base Rental payable under the final year of the Extension Term.

         If the award of the arbitrators is not given before the commencement date of such extension term, then the Tenant shall commence paying base rental at the market rate as determined by the Landlord together with additional rental, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the extension term.

         Interest at the rate set out herein shall be calculated monthly on the difference between the base rental paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

         The extension of lease form shall be prepared by the Landlord at the Tenant's cost and the Tenant covenants and agrees to pay to the Landlord said costs forthwith upon demand.

5. It is understood and mutually agreed that there is no further right of extension for either the Premises or the Additional Premises unless otherwise negotiated between the Parties.

6. The Parties agree to execute such further and other documentation as may be necessary to give this agreement full force and effect.

7. This agreement shall be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto.



IN WITNESS WHEREOF the Parties hereto have hereunto caused to be affixed their corporate seals, duly attested to by the hands of their proper signing officers authorized in that behalf.

SIGNED, SEALED AND DELIVERED         ) MENKES OFFICE PARKS LTD.
IN THE PRESENCE OF                   )
                                     )
                                     ) Per: ________________________________

                                     )                            (Landlord)
                                     )

                                     )
                                     ) INVESTORS GROUP TRUST CO. LTD. AS
                                     ) TRUSTEE FOR INVESTORS REAL
                                     ) PROPERTY FUND
                                     )
                                     )

                                     ) Per: ________________________________

                                     )                            (Landlord)
                                     )

                                     )
                                     ) Per: ________________________________

                                     )                            (Landlord)
                                     )

                                     )
                                     ) CHANGEPOINT CORPORATION
                                     )

                                     )
                                     ) Per: ________________________________

                                     )                              (Tenant)
                                     )

                                      LEASE

THIS LEASE made as of the 15th day of August, 1994
PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN

                         MENKES OFFICE PARKS LTD. AND
                         INVESTORS GROUP TRUST CO. LTD.
                         AS TRUSTEE FOR INVESTORS REAL
                         PROPERTY FUND

                         (the "Landlord")

                                                             OF THE FIRST PART

                         - AND -

                         BATTERY TECHNOLOGIES INC.

                         (the "Tenant")

                                                             OF THE SECOND PART

ARTICLES. For convenience of reference this Lease has been divided into the following Articles:

         Article I                  - Definitions
         Article II                 - Lease Term and Payments
         Article III                - Landlord and Tenant Covenants
         Article IV                 - Repair and Damage
         Article V                  - Taxes and Operating Costs
         Article VI                 - Utilities and Additional Services
         Article VII                - Assigning and Subletting
         Article VIII               - Fixtures and Improvements
         Article IX                 - Insurance and Liability
         Article X                  - Subordination, Attornment and Certificates
         Article XI                 - Remedies of Landlord on Tenant's Default
         Article XII                - Events Terminating Lease
         Article XIII               - Miscellaneous
         Article XIV                - Other Provisions

LIST OF SCHEDULES.                The following schedules form an integral part
of this Lease:

         Schedule "A" - Legal Description of Lands
         Schedule "B" - Leased Premises
         Schedule "C" - Rules and Regulations

                          ARTICLE I - DEFINITIONS

1.0 DEFINITIONS. In this Lease the following defined terms shall have the meanings set forth below.

         "ADDITIONAL RENT" means Operating Costs under Section 5.5, Taxes under 5.3, Electricity under 6.2, and Insurance under Article IX and all other charges, costs and expenses required to be paid by the Tenant under the terms of this Lease (other than Base Rent) whether payable to the Landlord or not.

         "ADDITIONAL SERVICES" means the services and supervision supplied by the Landlord to the Leased Premises and Common Area Facilities and referred to herein or in any other provision hereof as Additional Services and any other services which from time to time the Landlord supplies to the Tenant at the Tenant's written request or as the Landlord deems necessary, acting reasonably and which are additional to the janitor and cleaning and other services typically supplied in a first class office building, supervision in connection with the making of any repairs or alterations by the Tenant affecting the Base Building, building systems or Leasehold Improvements.

         "ATTIC STOCK" means spare fan, pump and cooling tower motors, base Building light fixtures, fuses, etc.

         "BASE RENT" means the base rent payable by the Tenant in accordance with Section 2.3.

         "BUILDING" means the building municipally known as 1595 16th Avenue, Richmond Hill, Ontario.

         "CAPITAL TAX" is an amount presently or hereafter imposed from time to time pursuant to Part III of the Corporations Tax Act (Ontario) (the "Act") upon the Landlord or the owner of the Building and Lands and payable by the Landlord on account of its interest in the Building and the Lands or any part thereof, or its interest in or capital employed in the Building and the Lands, as the case may be.

         "COMMENCEMENT DATE" means October 1, 1994.

         "COMMON AREA FACILITIES" means all facilities, improvements, installations, utilities and equipment located in the Building or the Lands immediately surrounding the Building.

         "COMMON AREAS" means those areas, facilities, utilities, improvements, equipment and installations comprising the Lands and Building and which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers or licensees of) the Landlord, the Tenant, and other tenants of the Building and other buildings on the Lands, whether or not the same are open to the general public or a specific tenant of the Building, and include, but are not limited to, parking areas and all vestibules for and entrances and exits thereto; driveways, truckways and related areas; corridors and underground or above ground tunnels or passageways; stairways, escalators, ramps, and elevators and other transportation equipment and systems; tenant, common and public washrooms; telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; fire prevention, security and communication systems, any fixtures, chattels, systems, decor, signs, facilities, or landscaping and planted areas contained therein or maintained or used in connection therewith.

         "COST OF ADDITIONAL SERVICES" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the proportionate cost of all direct labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision without duplication or profit and other expenses reasonably allocated thereto.

         "INSURED DAMAGE" means that part of any damage occurring to the Leased Premises of which the entire cost of repair is actually recovered by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord, or for which the Landlord has self-insured under Section 9.1 herein.

         "LAND" means those lands described in Schedule "A" attached hereto.

         "LEASE" means this lease between the Landlord and the Tenant, and all amendments hereto.

         "LEASEHOLD IMPROVEMENTS" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or by or on behalf of any other previous occupant in the Leased Premises (including the Landlord) with the exception of trade fixtures, furniture and equipment, (not of the nature of fixtures), modular office furniture systems, improvements of a cosmetic nature such as rugs (but not broadloom), decorations and other improvements moveable without the use of tools, but Leasehold Improvements include all office partitions however affixed and includes wall-to-wall and other carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage.

         "LEASED PREMISES" means approximately 5,801 square feet of Rentable Area on the 6th floor of the Building as outlined in red on the plans attached as Schedule "B" and known as suite 601.

         "NORMAL BUSINESS HOURS" means the hours of 7:00 a.m. to 7:00 p.m. Monday to Friday, except public holidays.

         "OPERATING COSTS" means the total of all expenses, costs, and outlays incurred in the complete maintenance, repair and operation of the Building and Common Area Facilities, whether incurred by or on behalf of the Landlord.

         (i) Operating Costs shall include without limiting the generality of the foregoing (but subject to certain deductions as hereinafter provided), the cost of providing complete cleaning and janitorial services, the cost of building supplies used in the maintenance of the Building, Attic Stock, supervisory (if any) and maintenance services, exterior landscaping, snow removal, garbage and waste collection and disposal, rental of equipment and signs, janitorial services to the Common Areas of the Building, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), and the replacement of electric light bulb tubes, starters and ballasts, telephone and other utilities and services to both rentable and non-rentable areas, the cost of all repairs including repairs to the Building or services in the Building or Common Area Facilities including elevators, depreciation on the central HVAC systems distribution plant and associated equipment, depreciation on all fixtures, equipment and facilities requiring periodic maintenance or substantial replacement, the cost of window cleaning, and providing security (if any), the cost of all insurance for liability or fire or other casualties referred to in
                  Article 9.1, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to tenants and audit charges required to be incurred for the conclusive determination of any costs hereunder, legal fees, the amount of all salaries (only to the extent that such salaries or a proportion thereof, relate directly to the Building), wages and fringe benefits, unemployment and workers compensation insurance premiums, pension plan contributions and other similar premiums and contributions paid or provided to employees directly or a reasonable proportion thereof engaged in the maintenance, repair or operation of the Building, amounts paid to independent contractors for any services in connection with such maintenance, repair or operation, the cost of management fees, and other indirect expenses to the extent allocable to the maintenance, repair and operation of the Building and Common Area Facilities and all other expense of every nature incurred in connection with the maintenance, repair and operation of the Building and Common Area Facilities; and

         (ii) Operating Costs shall exclude debt service, and all management costs not allocable to the actual maintenance,

                                                                             4
                  repair and operation of the Building (such as that incurred in connection with leasing and rental advertising).

         "PROPERTY" means the Land and Building.

                                                                             5
         "PROPORTIONATE SHARE" shall mean the fraction which has as its numerator the Rentable Area of the Leased Premises and has as its denominator the total Rentable Area of the Building. The total Rentable Area of the Leased Premises shall be adjusted from time to time, as may be reasonably necessary, to give effect to any structural or functional changes affecting the calculation of total Rentable Areas.

         "RENT"  means Base Rent and Additional Rent.

         "RENTABLE AREA" in this Lease means:

         (i) in the case of a single tenancy on a whole floor of the Building, all areas within the inside finished surface of the dominant portion of the permanent outer Building walls and shall be computed by measuring the inside finished surface of the dominant portion of the permanent outer Building walls and shall include Service Areas and any special stairs and/or elevators for the specific sole use of that floor, but excluding stairs, elevator shafts, flues, pipe shafts and vertical ducts and the like and their enclosing walls (the "VERTICAL OPENINGS"), with no deductions for columns or projections necessary to the Building plus a gross-up factor for ground floor services in common with other tenants, including, but not limited to vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building; and

         (ii) in the case of a floor of the Building to be occupied by more than one tenant, all areas from the inside finished surface of the dominant portion of the permanent outer Building walls to the Tenant's side of corridors and/or other permanent interior walls and to the centre of demising partitions which separate the area occupied from adjoining rentable premises, herein referred to as the "USABLE AREA", plus a gross-up factor for the Service Areas on the floor in common with other tenants on the same floor, including, but not limited to, corridors, elevator lobbies, mechanical, electrical, telephone and janitor's rooms exclusively serving the floor, such factor to be based upon a ratio which the Service Areas of the floor bear to the sum of the Usable Area of the floor, plus an additional gross-up factor for ground floor services in common with other tenants, including, but not limited to, vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building.

         "RULES AND REGULATIONS" means the rules and regulations attached as Schedule "C".

         "SERVICE AREAS" shall mean the area of corridors, elevator, lobbies, service elevator lobbies, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises on the same floor.

         "TAXES" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building, Common Areas or Common Area Facilities or upon the Landlord in respect thereof including Capital Tax and commercial concentration tax, or from time to time levied, imposed or assessed in the future in lieu thereof, or in addition thereto, whether now

                                                                             6
         contemplated or not, and those levied, imposed or assessed for education, schools and local improvements and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments), incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined, and also including Large Corporations Tax or any similar or successor tax in lieu thereof or in addition thereto assessed upon the Landlord.

         "TERM" means the term of the Lease stipulated in paragraph
         2.2.

         "UTILITIES" means electricity as described in Article 6.2, natural gas and any other utility required in the operation of the Building.

                           ARTICLE II - LEASE TERM AND PAYMENTS

2.1 DEMISE. In consideration of the rents, covenants and agreements hereinafter reserved and contained, the Landlord hereby leases to the Tenant, for the exclusive use of the Tenant, the Leased Premises for the Term.

2.2 TERM. The Lease shall have a term of six (6) years commencing on the 1st day of October, 1994 and terminating the 30th day of September, 2000, unless such term shall be sooner terminated as hereinafter provided.

2.3 BASE RENT. THE TENANT SHALL PAY during the first year of the within Term the sum of $39,156.75 of lawful money of Canada in nine (9) equal monthly instalments of $4,350.75, in advance, the first of such instalment to become due and payable on January 1, 1995 (the "BASE RENTAL").

         BASE RENT. THE TENANT SHALL PAY during the second year of the within Term the sum of $52,209.00 of lawful money of Canada in twelve (12) equal monthly instalments of $4,350.75, in advance, the first of such instalment to become due and payable on October 1, 1995 (the "BASE RENTAL").

         BASE RENT. THE TENANT SHALL PAY during the third year of the within Term the sum of $58,010.04 of lawful money of Canada in twelve (12) equal monthly instalments of $4,834.17, in advance, the first of such instalment to become due and payable on October 1, 1996 (the "BASE RENTAL").

         BASE RENT. THE TENANT SHALL PAY YEARLY AND EVERY YEAR during the fourth, fifth and sixth year of the within Term the sum of $69,612.00 of lawful money of Canada in twelve (12) equal monthly instalments of $5,801.00, in advance, the first of such instalment to become due and payable on October 1, 1997 (the "BASE RENTAL").

         The aforesaid annual Base Rent is calculated on the basis of the Rentable Area of the Leased Premises being 5,801 square feet at a rate of:

         $9.00 per square foot of Rentable Area for the first two (2)years of the Term; $10.00 per square foot of Rentable Area for the third year of the Term; and

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                                                                             7
         $12.00 per square foot of Rentable Area for the fourth, fifth and sixth year of the Term.

         IF THE TERM COMMENCES on any day other than the first or ends on any day other than the last day of the month, the Base Rental and additional rental for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata. All Base Rental payments shall be payable on the first of each month.

2.4 PREPAID RENT. The Landlord acknowledges receipt of the sum of $8,392.13, including GST, representing payment on account of the first Rents due hereunder.

2.5 SECURITY DEPOSIT. The Landlord acknowledges receipt of the sum of $8,000.00, to be held by the Landlord without any liability on the part of the Landlord for the payment of interest thereon as a security deposit for the faithful performance by the Tenant of the terms, covenants and conditions of this Lease during the Term hereof and not be applied on account of Base Rent. It is understood and agreed between the Parties that any portion of this security deposit may be applied towards the payment of overdue or unpaid Base Rent or Additional Rent and may also be applied as compensation to the Landlord for any loss or damage sustained with respect to the breach on the part of the Tenant of any terms, covenants and conditions of this Lease, provided in all cases however, that all the Landlord's other rights, either in law or under this Lease are observed, and the Tenant's liability hereunder is not limited to the amount of this security. If during the Term of this Lease any portion of the security deposit is so applied, then the Tenant will on written demand provide the Landlord with a sufficient amount in cash to restore this deposit to the original sum deposited. The Landlord will refund to the Tenant forthwith after the expiry date of the within lease any portion of the security deposit not used by the Landlord after application by the Landlord to any damage incurred by the default of the Tenant under the terms of this Lease. It is further provided that the Landlord will be discharged from any liability to the Tenant with respect to this security if it is transferred to any purchaser of the Landlord's interest in the Leased Premises.

2.6      POST-DATED CHEQUES

         The Tenant shall deliver to the Landlord, prior to the Tenant taking possession of the Premises, twelve (12) post-dated cheques each in the amount equal to the monthly Base Rent plus the Additional Rent payments required under this Lease. One month prior to the first and subsequent anniversaries of the Lease, the Tenant agrees to deliver twelve (12) post-dated cheques to the Landlord.

                   ARTICLE III - LANDLORD AND TENANT COVENANTS

3.1      LANDLORD COVENANTS. The Landlord covenants with the Tenant:

         (a)      QUIET ENJOYMENT.  To provide for quiet enjoyment.

         (b) INTERIOR CLIMATE CONTROL. To provide to the Leased Premises during Normal Business Hours, processed air by means of a system for heating and cooling, filtering and circulating, processed in such quantities, and at such temperatures as shall be reasonable in accordance with good standards of interior climate control generally pertaining to normal occupancy of premises for office purposes. The Landlord shall have no responsibility for inadequacy of the performance of the said system if the Leased Premises depart from the design criteria.

         (c) ELEVATORS. Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto reasonable standards of passenger elevator service to the Leased Premises. The Tenant shall be responsible for any damages caused to the elevator as a result of taking possession or giving up possession of the Leased Premises and shall pay such costs forthwith upon demand as Additional Rent.

         (d) ENTRANCES LOBBYS, ETC.. To permit the Tenant and its employees and invitees to have the use in common with others entitled thereto of the common entrances, lobbies, stairways, elevators and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations and such other reasonable limitations as the Landlord may from time to time impose).

         (e) WASHROOMS. To permit the Tenant and its employees and invitees, in common with others entitled thereto to use the washrooms available to the Leased Premises on each floor of the Building upon which any part of the Leased Premises is located.

         (f) JANITOR SERVICE. To cause when reasonably necessary from time to time the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted, all in keeping with a first-class office building, such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

         (g) MAINTENANCE OF COMMON AREAS. To cause the elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

3.2      TENANT COVENANTS.  The Tenant covenants with the Landlord:

         (a)      RENT.  To pay Base Rent and Additional Rent.

         (b) PERMITTED USE. To use the Leased Premises only for the purpose of any lawful business or office undertaking and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

         (c) WASTE AND NUISANCE. Not to commit or permit any waste, damage or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, reasonable wear and tear excluded, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing unreasonable annoyance to other tenants and occupants of the Building.

         (d) CONDITION. Not to permit the Leased Premises to become hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and at the end of each business day to leave the Leased Premises in a condition such as to reasonably facilitate the performance of the Landlord's janitor and cleaning services referred to herein.

         (e) BY-LAWS. To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, regulations, ordinances, orders or regulations pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein.

         (f) FIRE EXIT DOORS. To permit the installation by the Landlord of all doors in the exterior wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation.

         (g) RULES AND REGULATIONS. To observe and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control, the Rules and Regulations and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant.

         (h) OVERHOLDING. That in the event that the Tenant remains in possession of the Leased Premises after the termination of the original Term hereby created, without other special agreement, it shall be at the monthly base rent equal to the Base Rent and Additional Rent payable during the last month of the Term hereof, times two, payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Base Rent and Additional Rent in monthly installments.

3.3 SIGNS AND DIRECTORY. The Tenant covenants not to permit, paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance to the Leased Premises and a directory listing in the main lobby of the Building, in each case containing only the name of the Tenant and to be subject to the approval of the Landlord as to size, location, content and design criteria as established by the Landlord. Such identification sign and directory listing shall be installed by the Landlord at the expense of the Tenant, which expense shall be the invoice cost plus 15% for an administration fee. The Landlord's acceptance of any name for listing upon the directory will not be deemed, nor will it substitute for the Landlord's consent if required by this Lease to any sublease, assignment or other occupancy of the Leased Premises.

3.4 INSPECTION AND ACCESS. The Landlord shall be permitted to enter and to have its authorized agents, employees and contractors enter the Leased Premises, for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services and access panels which the Tenant agrees not to obstruct, or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes and shall not be entitled to compensation for any inconvenience, nuisance, discomfort or loss caused thereby, but the Landlord, in exercising its rights hereunder, shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

3.5 EXHIBITING PREMISES. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises during the last six (6) months of the term for the purpose of exhibiting them to prospective tenants or at any time for the purposes of arranging financing for the Building.

3.6 LANDLORD'S CONTROL. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

3.7 FINANCIAL STATEMENTS. The Tenant will, at the request of the Landlord, supply copies of his financial statements to the Landlord or to the mortgagees, if any, on the said lands or a prospective mortgagee.

                         ARTICLE IV - REPAIR AND DAMAGE

4.1 TENANT'S REPAIRS. The Tenant covenants with the Landlord:

         (a) to keep in good and reasonable state of repair and consistent with the general standards of first-class office buildings in Metropolitan Toronto, to perform all repairs and replacements as a prudent tenant would do (reasonable wear and tear excepted) to the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein.

         (b) that the Landlord may enter and view the state of repair from time to time and that the Tenant will repair if required to do so pursuant to the terms of this Lease, according to notice in writing and that the Tenant will leave the Leased Premises in a good and reasonable state of repair.

         (c) that if any part of the Building other than the Leased Premises becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be the responsibility of the Tenant.

4.2 ABATEMENT AND TERMINATION. It is agreed between the Landlord and the Tenant that:

         (a) In the event of damage to the Leased Premises or to the Building affecting access or services essential to the conduct of business in the Leased Premises and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of 10 days, then

                  (i) unless the damage was caused by the misuse, fault, negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Base Rent (but not any other payments required to be made by the Tenant hereunder) shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                  (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided herein, it being understood that the Tenant shall have the obligation to repair and replace all Leasehold Improvements and all Tenant's trade fixtures) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which repairs by the Tenant ought to have been completed with reasonable diligence; and

         (b) if either the entire or substantially all of the Leased Premises, or premises whether of the Tenant or other tenants of the Building comprising in the aggregate 50% or more of the Rentable Area of the Building are substantially damaged or destroyed by any cause to such an extent in the reasonable opinion of the Landlord cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction terminate this Lease in which event neither the Landlord nor the Tenant shall be bound to repair as provided herein and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination and rent shall be apportioned and paid to the date upon which possession is so delivered up (but, subject to any abatement to which the Tenant may be entitled under paragraph (a) of this clause 4.2 by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair described in 4.2 (a) (ii)) shall repair such damage with reasonable diligence.

                      ARTICLE V - TAXES AND OPERATING COSTS

5.1 NET NET LEASE. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, except as expressly set out herein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises.

5.2 LANDLORD'S TAX OBLIGATIONS. The Landlord covenants with the Tenant, subject to the provisions herein, to pay all Taxes promptly when due to the taxing authority or authorities having jurisdiction.

5.3      TENANT'S TAX OBLIGATIONS. The Tenant covenants with the
         Landlord:

         (i) to pay promptly when due to the taxing authority or authorities having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on by the Tenant, subtenants, licensees, or other occupants of the Leased Premises or in respect of the use or occupancy thereof (including licence fees); and

         (ii) to pay promptly to the Landlord when demanded or otherwise due hereunder:

                  (1) all Taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on

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                                                                            14

                           behalf of the Tenant in the Leased Premises as Additional Rent;

                  (2) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Leased Premises, the Leased Premises or any part of them shall be assessed for the support of Separate Schools, the amount by which the Taxes so payable exceed those which would have been payable if the Leased Premises had been assessed for the support of Public Schools; and

                  (3) the Tenant's Proportionate Share of Taxes as Additional Rent in the manner stipulated herein.

   (iii) notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, without duplication, an amount equal to all goods and service taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rent, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Base Rent or Additional Rent but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rent and Additional Rent hereunder.

         Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

5.4 METHOD OF PAYMENT OF TAXES. The Tax payments required to be made by the Tenant to the Landlord under the provisions of 5.3 (ii) herein shall be estimated by the Landlord, and the Tenant shall pay to the Landlord in addition to the monthly payments of Base Rent hereinbefore reserved, one-ninth of the estimated annual tax payments in the months of January to September, both inclusive, in each calendar year with an adjustment being made when the property tax bill respecting the Building is received by the Landlord for each year. The Tenant shall within sixty
         (60) days of being invoiced pay to the Landlord such additional sums as may be required in order that out of such monthly additional payments, the Landlord may pay the whole amount of the annual taxes as the installments thereof fall due; and if the monthly additional payments so paid by the Tenant to the Landlord exceed in total the Tenant's Proportionate Share of the annual property tax bill with respect to the Building and Lands of which the Leased Premises form part, then the excess shall be adjusted by the Landlord in favour of the Tenant by applying such excess on account of the next ensuing rental payments due (following the issue of the yearly statement) and such next ensuing rental payments shall be reduced by such excess accordingly. The Landlord shall forward to the Tenant copies of all notices or tax bills relating to the imposition of property taxes or other charges required hereunder to be paid as to part or all thereof by the Tenant. In the event that the Landlord is unable to obtain or determine a separate allocation of taxes payable by the Tenant under this Lease, the Landlord shall have the right to make an allocation, but shall be obligated to act reasonably and not arbitrarily.

5.5 OPERATING COSTS. During the Term of this Lease, the Tenant shall pay to the Landlord its Proportionate Share of Operating Costs. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Costs and the

          Tenant's Proportionate Share thereof for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly installments in advance over the fiscal period or broken portion thereof in question, each such instalment being payable on each monthly rental payment date provided in clause 2.3. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included with the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fixed monthly installments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for installments paid by the Tenant on the basis of the previous estimate or estimates, the Tenant's entire Proportionate Share of Operating Costs will have been paid during such fiscal period or broken period thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Costs and the Tenant's Proportionate Share thereof for such fiscal period or (if applicable) broken portion thereof and shall provide a statement to the Tenant and the parties shall make the appropriate readjustment. Each 12 month period ending December 31st shall be deemed to be an accounting year for adjusting the said Operating Costs and within 120 days after the end of each such accounting year, the Landlord shall compute the said costs for such accounting year and the Proportionate Share of the Tenant therefor and shall submit to the Tenant a statement to reflect the Operating Costs specifically permitted under this Lease, and the said Proportionate Share thereof shall be borne by the Tenant. To the extent that the Tenant's Proportionate Share of such costs for such accounting year shall be greater than the total amount actually paid by the Tenant by said monthly payments in respect of such year the difference shall be paid by the Tenant to the Landlord within thirty (30) days after receipt by the Tenant of such statement. Any excess payments shall be applied by reducing the next ensuing rental payment(s) by the amount of such excess. The said accounting period may be modified by the Landlord if reasonably necessary. The Tenant may not claim a readjustment in respect to the Tenant's Proportionate Share of Operating Costs based upon any error of assessment, determination or calculation thereof unless claimed in writing prior to the expiration of one year after the fiscal period to which the Operating Costs relate.

5.6 PAYMENT OF ADDITIONAL RENT. Any Additional Rent provided for under this Lease unless otherwise provided herein, shall become due with each instalment of monthly Base Rent.

                  ARTICLE VI- UTILITIES AND ADDITIONAL SERVICES

6.1 WATER AND TELEPHONE. The Landlord shall furnish appropriate openings for bringing telephone services to the Leased Premises and shall provide hot and cold water to washrooms in the Leased Premises and to washrooms available for the Tenant's use in common with others entitled thereto.

6.2 ELECTRICITY. The Tenant shall pay throughout the Term promptly to the Landlord (unless paid directly to Hydro authorities pursuant to separate billing) as Additional Rent when demanded:

         (i) The cost of electric light and power supplied to the Leased Premises monthly based on the electric light and power requirements of the Tenant on a pro rata basis as determined from time to time during the Term by the

                  Landlord acting reasonably; and

         (ii) The cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement of electric light bulbs, tubes, starters and ballasts used to replace those installed at the commencement of the Term. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord. It is understood and agreed that the costs described in this sub-section (ii) shall be included as part of Operating Costs.

6.3 ADDITIONAL SERVICES. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning service to the Leased Premises and Common Area Facilities required by the Tenant which are additional to those required to be provided by the Landlord hereunder, including the Additional Services which the Landlord agrees to provide by arrangement, and to supervise the moving of furniture or equipment of the Tenant in and out of the Building where such moving of furniture or equipment would be disruptive to the normal business of the Building, and the making of repairs or alterations conducted within the Leased Premises affecting Base Building, building systems or Leasehold Improvements. The reasonable cost of Additional Services provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time within thirty (30) days following receipt of invoices therefor from the Landlord. Costs of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs.

                           ARTICLE VII- ASSIGNING AND SUBLETTING

7.1 ASSIGNMENTS AND SUBLETTINGS. The Tenant covenants with the Landlord that it will not assign, sublet, licence or part with the possession of the Leased Premises or any part thereof, or share the occupation of the Leased Premises, or any part thereof, without the consent of the Landlord in writing first had and obtained such consent not to be unreasonably or arbitrarily withheld or delayed. Provided that as a condition of the granting of its consent, the Landlord may require any assignee, subtenant, licensee or occupant of the Leased Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this Lease, or, except in the case of an absolute assignment of this Lease, to execute an acknowledgement that all the sublessee's or undertenant's estate, right and interest in and to the Leased Premises absolutely terminates upon the surrender, release, disclaimer or merger of this Lease notwithstanding the provisions of the Landlord and Tenant Act of Ontario, R.S.O. 1980, Chapter 232 and amendments thereof with specific reference to Paragraphs 21 and 39 (2) thereof, or other similar statute. The Tenant shall furnish to the Landlord copies of any assignment, sublease, licence or other agreement herein contemplated. Notwithstanding any other provision in this section, no assignment, subletting, licensing or parting with possession of the Leased Premises shall in any way release or be deemed to release the Tenant (or any guarantor hereof) from their obligations under the terms of this Lease. Provided further that the proposed assignee, subtenant, licensee or occupant of the Leased Premises shall be required to provide financial statements or other financial information as the Landlord may require. It is agreed that the Landlord may consider in determining whether to grant consent among other matters, the following: the personal and business history of the proposed assignee, occupant, sublessee and its key employees. The Tenant agrees to pay the reasonable legal fees of the Landlord's solicitor relating to the preparation of the Landlord's consent, and determination as to whether to give the consent.

         If by sale, transfer or other disposition of its shares, the control of the Tenant is altered so that 51% of the shares are transferred in any manner, then same shall be deemed as an assignment and the provisions of this paragraph shall apply. The Tenant covenants and agrees to advise the Landlord forthwith if such a transfer is contemplated.

         In the event of any sub-letting by the Tenant by virtue of which the Tenant receives rent in the form of cash, goods, services or other considerations from the sub-tenant which is higher than the rent payable hereunder to the Landlord for the premises so sub-let, the Tenant shall pay any such excess to the Landlord, in addition to all rent and other costs payable hereunder, for the period of time during which the said subtenant remains in possession of the premises sub-let to it.

         If the Tenant herein shall receive from any assignee of this lease, either directly or indirectly, any consideration for the assignment of this lease, either in the form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to such consideration to the Landlord and same shall be deemed to be further Additional Rent hereunder.

         In the event of any proposed assignment or subletting of the Leased Premises by the Tenant, the Landlord shall not be obligated to consider such a proposal nor be required to consent to same, unless the base rent payable by the proposed assignee or sublessee is, in the sole discretion of the Landlord, at the then current market rate for similar space in the immediate and surrounding area.

         In calculating whether there is any additional consideration payable by an assignee or sublessee as hereinbefore provided, no deduction shall be made for any commission payable to any agent or other party.

         If the Landlord has granted to the Tenant, named on page 1 of this Lease, any first rights of refusal, exclusive rights or options to lease additional space or to purchase, it is agreed and understood that upon the Tenant assigning, subletting, licensing or parting with possession of the Leased Premises or any part thereof, the aforesaid rights referred to shall automatically become null and void.

                     ARTICLE VIII- FIXTURES AND IMPROVEMENTS

8.1 INSTALLATION OF FIXTURES AND IMPROVEMENTS. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval which the Landlord shall not unreasonably delay or withhold. In making, erecting, installing or altering any Leasehold Improvements the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord and in no event shall it alter or interfere with window coverings (if any) installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. All work to be performed in the Leased Premises shall be performed by reputable contractors approved by the Landlord. The Landlord reserves the right to require the Tenant to utilize the contractor(s) of the Landlord where Base Building, building systems and/or warranties may be affected provided the Landlord agrees that charges by such contractors shall be in keeping with that which an arms length contractor would charge. The cost of all such work shall be estimated by the Landlord in advance and such estimate approved by the Tenant prior to work commencing. All such work shall be performed at the Tenant's expense and the Tenant shall be responsible for application and payment of all fees in connection with any permits required. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, as an Additional Service, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. The Landlord shall be entitled to supervise the work and charge the Tenant a supervision fee. The Landlord shall also be entitled to charge reasonable fees for examining plans respecting the proposed work. The Tenant shall be obligated to pay any reasonable consultant's fees incurred by the Landlord for review and approval of plans for construction of any nature after the Commencement Date as Additional Rent.

8.2 LIENS AND ENCUMBRANCES ON FIXTURES AND IMPROVEMENTS. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act (Ontario) and other statutes from time to time applicable thereto and shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or to the Building and Common Area Facilities. If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sales agreement or other encumbrance shall attach, the Tenant shall within ten (10) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy hereunder and may make any payments required to procure the discharge of any such liens or encumbrances and shall be entitled to be reimbursed by the Tenant as provided herein and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defense.

8.3 REMOVAL OF FIXTURES AND IMPROVEMENTS. All Leasehold Improvements in or upon the Leased Premises shall immediately upon termination of this lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or earlier termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, (2) the Tenant shall at the end of the Term remove such Leasehold Improvements as the Landlord shall require to be removed, and (3) the Tenant shall remove its furniture and equipment at the end of the Term and may remove its furniture and equipment during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises by the installation and removal. Provided that upon the termination of this Lease, the Tenant, if requested by the Landlord, shall restore the interior of the Leased Premises to its former condition immediately prior to the installation of such alterations or changes, including the restoration of such standard fixtures as may have been installed by the Landlord, and if not so requested, any such changes or alterations shall become the property of the Landlord, or alternatively, the Tenant shall install such comparable fixtures and materials as may then be in use.

8.4 OCCUPATIONAL HEALTH AND SAFETY. The Tenant covenants and agrees that it will ensure that a comprehensive and rigorous health and safety program to protect workers in the Leased Premises is implemented to ensure that no accidents or injuries occur in connection with the performance of any Tenant's work. The Tenant will indemnify the Landlord in respect of all claims, infractions, prosecutions, alleged infractions, losses, costs and expenses and any fines or proceedings relating to fines or other offences under all occupational health and safety and any similar legislation that might be brought, or imposed against or suffered by the Landlord or any of its officers, directors and employees in connection with the performance of any Tenant's work. Without limiting the obligations set out above in this Section 8.4, the Tenant will do at least the following:

         (a) ensure that all obligations imposed by statute, law or regulation on "constructors" or other persons completing or co-ordinating any Tenant's work are diligently and properly completed;

         (b) co-operate with the Landlord in having any Tenant's work designated as a separate project so that the Landlord does not incur any obligations as a constructor or obligations similar to those of a constructor at law or by regulation imposed in connection with the performance of any Tenant's work;

         (c) comply with all directions that the Landlord may give to the Tenant in connection with the performance of any Tenant's work having regard to construction health and safety requirements; and

         (d) provide to the Landlord whatever rights of access, inspection, and whatever information, documents and other matters the Landlord requires in order to ensure that the Tenant's obligations under this Section are complied with.

                           ARTICLE IX- INSURANCE AND LIABILITY

9.1 LANDLORD'S INSURANCE. The Tenant will during the whole of the Term hereby granted as part of Operating Costs, pay its Proportionate Share of all premiums with respect to insurance to be placed by the Landlord and described in this Section 9.1. The Landlord agrees to maintain during the Term, insurance coverages as follows:

         (i) Property of Every Description (Building and Equipment) against the perils of "All-Risks", under form providing coverage at least equivalent to Commercial Building Broad Form I.A.O. Form No. 700 including "Building By-Laws Endorsements", and to be insured for the Replacement Value, without allowance for depreciation and Stated Amount, and with no co-insurance requirement.

         (ii) "Rental Income" for the gross annual rental income on "All-Risks" basis, as provided under Commercial Building Broad Form I.A.O. Form 700 including "Building By-Laws Endorsements", providing coverage at least equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period.

    (iii) Broad Form Boiler and Machinery Policy on a blanket and replacement basis with limits for each accident in an amount not less than the replacement cost of the Building containing the Leased Premises and which shall cover all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus owned by the Landlord and which shall include PCB coverage. It shall also include "Rental Income" for the full gross annual income equivalent to I.A.O. Profits Form No. 551 with a eighteen
                  (18) month indemnity period. This policy should also provide "Building By-Laws Endorsements".

         (iv) "General Liability Insurance" on a Comprehensive Form and on an "occurrence" basis without deductible with retroactive coverage against claims for Personal and Bodily Injury and Death and/or Property Damage occurring upon or about the Leased Premises and for a limit no less than $5,000,000.00 inclusive for one occurrence.

         (v) Such other insurance coverage or coverages as a prudent owner of a first class office building would obtain for protection respecting loss of, or damage to the Building, the Lands or the Leased Premises, or liability arising therefrom.

         All such insurance coverages shall be kept and maintained by the Landlord, and in no event shall the coverage be less than the amount required by any institution then holding a mortgage on the Building and Common Area Facilities. The Tenant shall pay to the Landlord, as part of Operating Costs, its Proportionate Share of the Landlord's Insurance. The Tenant shall not do or permit to be done any act or thing whereby insurance coverage, premiums or any of them hereinbefore contemplated, may be increased or cancelled by the insurer, or the Leased Premises shall be rendered uninsurable, and if by reason of any act done or permitted or omission, as the case may be, by the Tenant, the said insurance coverage, premiums or any of them shall be increased, then the Tenant, if it shall fail to rectify the event giving rise to the increased premium after written notice thereof from the Landlord, shall be liable to pay all of such increase in premium, with respect to the entire coverages, and this notwithstanding that the Tenant occupies only a portion of the Building covered by such insurance coverages, and if the Leased Premises shall be rendered uninsurable, or if the said insurance coverages, or any of them, shall be cancelled by reason of any act or omission as the case may be by the Tenant and shall not be susceptible of being replaced, after the Landlord's reasonable efforts under the circumstances to do so, then the Landlord, after giving the Tenant at least fourteen (14) days written notice within which to replace insurance coverage or coverages shall, at its absolute discretion, have the right to determine that the term hereof has expired and in such event the Tenant shall deliver up possession of the Leased Premises as if the Term of this Lease had expired.

         PROVIDED that no act required to be done by the Tenant nor any payment required to be made by the Tenant, including reimbursements of insurance premiums paid by the Landlord, shall relieve the Tenant from any liability for damage incurred by the Landlord as result of any act or omission of the Tenant.

         If any other tenant of the Building has his own insurance premiums increased by his insurers as a result of the use or occupation by the Tenant herein of the within Leased Premises, the Tenant covenants and agrees with the Landlord after written notice thereof, to pay the additional cost forthwith upon demand as Additional Rent.

         The Landlord's insurance policy shall contain a waiver of subrogation in favour of the Tenant or those for whom the Tenant is in law responsible.

9.2 AGENTS. The Tenant acknowledges, covenants and agrees that every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Landlord or to which the

         Landlord is entitled hereunder shall also be available and shall extend to protect every such agent of the Landlord acting (in the course of or in connection with his employment or otherwise) and for the purposes of all of the foregoing provisions of this clause, the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of persons who are or might be his servants, employees or agents from time to time.

9.3 TENANT'S INSURANCE. The Tenant covenants to insure and to keep insured during the whole of the Term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the
         Landlord:

         (i) "All-Risks" insurance upon all property owned by the Tenant or for which it is legally liable or installed or affixed by or on behalf of the Tenant and which is located in the Building including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a Leasehold Improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Landlord's Architect shall be conclusive.

         (ii) All parties hereto on a Comprehensive Form for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Leased Premises and/or the business of the Tenant or any sub-tenant, licensees or occupiers of the Leased Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Landlord, acting reasonably, or any mortgagee requires from time to time, and shall contain a severability of interest clause, and a cross liability clause.

        (iii) Glass coverage for the replacement of all glass broken, cracked or damaged in, on and about the Leased Premises.

         (iv) Any other form of insurance that the Landlord or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Landlord and any mortgagee.

         The Tenant covenants and agrees to provide the Landlord with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Landlord may require. The Tenant agrees to provide same to the Landlord forthwith after notice has been given by the Landlord to the Tenant of its request. The Tenant's policy shall contain a waiver of subrogation in favour of the Landlord and those for whom the Landlord is in law responsible.

9.4      LIMITATION OF LANDLORD'S LIABILITY.   The Tenant agrees that:

         (i) the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building and Common Area Facilities howsoever occurring and in no event shall the Landlord be liable for:

                  (1) any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Common Area Facilities or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant; and

                  (2) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, maintenance, supervision or any other work in or about the Leased Premises or the Building or Common Area Facilities; and

                  (3) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

         (ii) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body have jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

9.5 INDEMNITY OF LANDLORD. The Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

              ARTICLE X-SUBORDINATION, ATTORNMENT AND CERTIFICATES

10.1 SUBORDINATION AND ATTORNMENT. The Tenant agrees that this Lease and all the rights of the Tenant hereunder are subject and subordinate to all mortgages now or hereafter existing (including deeds of trust and all instruments supplemental thereto) which may now or hereafter affect the Building or Common Area Facilities and to all renewals, modifications, consolidations, replacements and extensions thereof, provided such mortgagee has provided a non-disturbance agreement to the Tenant; provided that the Tenant whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage) shall attorn to such mortgagee as the Tenant upon all the terms of this Lease. Subject to the foregoing, the Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee such instrument of subordination or attornment, as the case may be, as may be required of it.

10.2 CERTIFICATES. The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee [including any trustee under a deed of trust and mortgage] designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rent payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

               ARTICLE XI-REMEDIES OF LANDLORD ON TENANT'S DEFAULT

11.1 REMEDYING BY LANDLORD. In addition to all rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord:

         (1) shall have the right at all times after reasonable written notice of an event of default has been given to the Tenant and a reasonable time given to cure such default provided the Tenant is proceeding diligently, to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, as may be reasonably necessary, and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand;

         (2) subject to 11.3 below, shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of a non-payment of Rent; and

         (3) if the Tenant shall fail to pay any Rent or other amount from time to time payable by it to the Landlord hereunder promptly when due, shall be entitled, to interest thereon at a rate of 3% per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at The Bank of Nova Scotia in Toronto from the date upon which the same was due until actual payment thereof.

11.2 REMEDIES CUMULATIVE. The Landlord, subject to 11.3 hereof, may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

11.3 RIGHT OF RE-ENTRY DEFAULT OR TERMINATION. It is expressly agreed that if and whenever the Base Rent or Additional Rent hereby reserved, remains unpaid, or if the Tenant shall breach or fail to observe or perform any of the other covenants, agreements, provisoes, conditions, reasonable rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder, provided the Landlord has first delivered notice to the Tenant explaining the non-monetary breach and has allowed the Tenant ten (10) days to rectify such non-monetary breach, or if this Lease shall have become terminated pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof and to have again, repossess and enjoy the same as of its former estate, anything in this Lease contained to the contrary notwithstanding. No notice shall be required in the event of monetary breach.

11.4 TERMINATION RE-ENTRY. If and whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination.

11.5 PAYMENT ON TERMINATION. Upon the giving by the Landlord of a notice in writing terminating this Lease, pursuant to 11.4 or

         11.3 of this Lease, this Lease and the Term shall terminate, rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may re-enter and take possession of them.

11.6 RENUNCIATION. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress.

11.7 RE-LETTING. Whenever the Landlord becomes entitled to re-enter upon the Leased Premises under 11.3 or 11.4 hereof of this Lease the Landlord in addition to all other rights it may have shall have the right as agent of the Tenant to enter the Leased Premises and re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

                      ARTICLE XII-EVENTS TERMINATING LEASE

12.1 CANCELLATION OF INSURANCE. If any policy of insurance upon the Building and Common Area Facilities from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord and a reasonable time allowed, to reinstate such insurance or avoid cancellation, shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance, the Landlord may at its option terminate this Lease by leaving upon the Leased Premises notice in writing of such termination.

12.2 PROHIBITED OCCUPANCY, BANKRUPTCY, ETC. If, without the written consent of the Landlord the Leased Premises shall be used by any persons other than the Tenant, its employees, invitees and customers or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned, or remain unoccupied for 7 days or more while capable of being occupied, or if the Term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if the Tenant shall make any assignment for the benefit of creditors, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option, subject to compliance with the procedures set forth in Section 11.3, terminate this Lease by leaving upon the Leased Premises notice in writing of such termination and thereupon, in addition to the payment by the Tenant of Rent and other payments for which the Tenant is liable under this Lease, Rent for the current month and the next ensuing 3 (three) months' Rent shall immediately become due and be paid by the Tenant.

                           ARTICLE XIII-MISCELLANEOUS

13.1 REGISTRATION. The Tenant agrees with the Landlord not to register this Lease, but nevertheless if the Tenant desires to register a notice of this Lease, the Landlord agrees to execute a notice or acknowledgement, if required, sufficient for the purpose in such form as the Landlord and Tenant mutually approve provided in no event shall rental rates of this Lease be shown.

13.2 NOTICE. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or by facsimile transmission or mailed by prepaid registered mail addressed to the Landlord at 3650 Victoria Park Avenue, Suite #500, North York (Toronto), Ontario, M2H 3P7, and if to the Tenant, either delivered to the Tenant (or to an officer of the Tenant if the Tenant is a firm or corporation) or by facsimile transmission or mailed by prepaid registered mail addressed to the Tenant at the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid in Canada, upon the day when it was mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be mailed to it.

13.3 EXTRANEOUS AGREEMENTS. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any agreement to Lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

13.4 CONSTRUCTION. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had never been included. The headings and marginal sub-headings of clauses and sub-clauses are for convenience of reference and are not intended to limit, enlarge or otherwise affect their meanings.

13.5 NON-WAIVER. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord in respect of any such continuing or subsequent default or breach and no waiver shall be inferred or implied by anything done or omitted by the Landlord save only express waiver in writing.

13.6 ACCORD AND SATISFACTION. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Base Rent and Additional Rent from time to time due shall be deemed to be other than on account of the earliest stipulated Base Rent and Additional Rent due, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment of Base Rent or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Base Rent or Additional Rent or pursue any other remedy provided in this Lease.

13.7 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

13.8 TIME OF THE ESSENCE. Time shall be of the essence of this Lease and every part hereof.

13.9 NO PARTNERSHIP. Nothing contained herein shall be deemed or construed by the parties hereto, nor any third party, as creating the relationship of principal and agent, or a partnership, or a joint venture between the parties hereto, it being understood and agreed that none of the provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

13.10 FORCE MAJEURE. Except as herein otherwise expressly provided, if and whenever and to the extent that the Landlord shall be prevented delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing by reason of strikes or work stoppages or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

13.11 CONTRA PROFERENTEM. The Parties acknowledge and agree that both parties have participated in the drafting of this Lease, and any rule of law providing that ambiguities shall be construed against the drafting party, shall be of no force or effect.

13.12 PLANNING ACT. This Lease is expressly conditional upon compliance with the land division provisions of the Planning Act R.S.O. 1990 (as it may be amended from time to time), if applicable.

13.13 ACCESS. The Tenant, its employees, invitees and customers and persons connected with the Tenant (subject and except as in this Lease provided) shall have the right in common with others entitled thereto from time to time to use the parking areas, driveways, walkways, lawns, ramps (if any) and other Common Areas in and about the Building from time to time. The Tenant shall not unreasonably block or in any manner hinder the Landlord, other tenants or other persons claiming through or under them or any of them who may be authorized by the Landlord to utilize the Common Areas from so doing. The Landlord may, acting reasonably, from time to time permit the Tenant to have the exclusive use of portions of the parking area which forms part of the Common Areas and to permit other tenants or other persons to have exclusive use of portions thereof.

13.14 TRANSFERS BY THE LANDLORD. The Landlord at any time and from time to time may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises or in the Building and lands of which the Leased Premises form a part, at any time and from time to time, may enter into any mortgage of the whole or any of its interest in the Building and Lands or in the Leased Premises. If the party acquiring such interest shall have agreed to assume and so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall, thereupon be released from all of its covenants and obligations under this Lease.

         The Landlord may assign its rights under this Lease to a lending institution as collateral security for a loan. If such assignment is made and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord this Lease shall not be cancelled or modified for any reason whatsoever except as provided for by the terms hereof or by law without the consent in writing of such lending institution.

13.15 OCCUPANCY PERMIT. Provided further that notwithstanding the Commencement Date of the Lease as hereinbefore set out, the Tenant shall not be permitted to enter into possession of the Leased Premises until the Tenant has obtained at its sole expense, an occupancy permit from the proper governmental authority. The Landlord, in its sole discretion, may waive this provision. Provided further, the Tenant agrees to use its best efforts to obtain same prior to occupancy.

13.16 LEASED PREMISES. Save and except for any work to be performed by the Landlord as specifically set out herein, the taking of possession of the Leased Premises by the Tenant shall be conclusive evidence that the Tenant accepts the Premises in an "as is" condition and that the said Leased Premises were in good and satisfactory condition at the time possession was so taken.

13.17 SUCCESSORS AND ASSIGNS. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or a female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenants shall be deemed joint and several. All obligations of the Tenant or the Landlord under this Lease shall be deemed to be covenants whether or not expressed as same. No rights of the Tenant in this Lease shall be deemed to be personal, but shall accrue to the benefit of the Tenant's successors, permitted subtenants and assigns.

13.18 AREA DETERMINATION. In the event that any calculation or determination by the Landlord of the Rentable Area of any premises (including the Demised Premises) or the Building is disputed or called into question, it shall be calculated or determined by the Landlord's architect from time to time appointed for the purpose, whose certificate shall be conclusive and the cost of such certificate shall be borne by the Tenant.

                           ARTICLE XIV-OTHER PROVISIONS

14.1 PARKING. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon. The Tenant further acknowledges that the parking facilities in the Common Area Facilities are on a non-exclusive ("First Come", "First Serve Basis") and may be altered or diminished during the term or renewal thereof and the manner in which access is permitted may be altered.

         The Landlord shall grant to the Tenant the use of eighteen (18) surface and covered unreserved parking spaces free of charge throughout the Term of this Lease or any extension thereof.

14.2 WINDOW COVERINGS. The Tenant acknowledges that as at the date of this Lease the Landlord does not intend to require the Tenant to install and maintain window coverings. Provided however, that the Landlord shall have the right at any future time to prescribe a uniform pattern for window coverings to be utilized in the Leased Premises. In the event the Landlord so prescribes same, the Tenant shall permit the Landlord to install window coverings at the cost of the Tenant which cost or the current portion thereof shall form part of Operating Costs. Until such time, no window coverings may be installed or utilized by the Tenant without the written consent of the Landlord, which consent may be unreasonably or arbitrarily withheld.

14.3 EXTENSION. Provided it is mutually agreed and understood that if the Tenant is not in default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Term hereof, upon written request of the Tenant, grant to the Tenant an extension of this Lease for a further period of five (5) years upon the same terms and conditions as contained herein, save as to the Base Rental rate, save as to any further right of extension and save as to Landlord's Work. Provided always that the Tenant shall have given to the Landlord 180 days' notice in writing before the expiration of the Term of its desire to have such extension. The Base Rental rate for the extension term shall be at the then current market rate for similar premises in a similar area and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rental rate for the extension term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The Arbitrators shall have all the power given by the Arbitrations Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

         In no event shall the Base Rent for the extension period be less than the highest Base Rent payable under the original Term.

         If the award of the arbitrators is not given before the commencement date of the extension term, then the Tenant shall commence paying rent at the market rate as determined by the Landlord together with Additional Rent, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the extension term.

         Interest at the rate set out herein shall be calculated monthly on the difference between the Base Rent paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

         The extension of lease form shall be prepared by the Landlord at the Tenant's cost and the Tenant covenants and agrees to pay to the Landlord said costs forthwith upon demand.

14.4 TAXES, OPERATING COSTS AND HYDRO. The Taxes, Operating Costs and Hydro applicable to the Leased Premises is currently estimated to be $9.47 per square foot per annum for 1994. The Tenant acknowledges that this is an estimate only and is subject to adjustment when actual costs are known.

14.5 LANDLORD'S WORK. The Landlord shall complete, at its expense, leasehold improvements to the Leased Premises (the "LANDLORD'S WORK") to a maximum value of $23.00 per Rentable square foot, prior to commencement of the Lease Term, in accordance with the Tenant's space plan. The Tenant shall finalize and submit its space plan to the Landlord within ten (10) business days preceding this Lease and shall approve final working drawings by August 15, 1994. The Landlord shall arrange, at no cost to the Tenant, use of the Landlord's space planner to complete a space plan for the Leased Premises. The Landlord and the Tenant shall agree in advance upon the selection and cost of leasehold materials prior to commencement of the Landlord's Work.

14.6 BASE BUILDING. In addition to the Landlord's Work, the Landlord shall provide the following base building work to the Leased Premises, prior to the Commencement Date:

         i) at the Tenant's expense, place the Tenant's name on the main directory board and standard building tenant identification on the Tenant's main entrance door; and

         ii) at the Landlord's expense, provide a general clean-up of the Leased Premises including minor repairs as needed.

14.7 EARLY ACCESS. The Tenant shall have the right of early access to the Leased Premises for the purpose of making modifications to the Leased Premises from September 15, 1994 as is convenient with the Landlord as long as this Lease has been signed by both parties.

14.8 CO-TENANCY. This Agreement is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "FUND"), trustees, officers, employees or agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by this Agreement. Only the co-tenancy interests of Menkes and Investors Group shall be bound hereby and the obligations hereunder are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group hereunder shall, in every case, be several and proportionate and not either joint or joint and several.

  IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease.

                                     MENKES OFFICE PARKS LTD.

                                     Per:_______________________________

                                                               (Landlord)

                                     INVESTORS GROUP TRUST CO. LTD. AS
                                     TRUSTEE FOR INVESTORS REAL PROPERTY FUND

                                     Per:________________________________

                                                               (Landlord)

                                     BATTERY TECHNOLOGIES INC.

                                     PER:________________________________

                                                                 (Tenant)

           THIS SUBLEASE is made as of the 1st day of January, 1997.

BETWEEN:

                 BATTERY TECHNOLOGIES INC., a corporation incorporated under the laws of Ontario

                 (the "Sublandlord")

                 -and-

                 CHANGEPOINT CORPORATION, a corporation
                 incorporated under the laws of Ontario

                 (the "Subtenant")


RECITALS:

A. By a lease dated as of the 15th day of August, 1994, (the "Lease"), Menkes Office Parks Limited and Investors Group Trust Co. Ltd., as trustee for Investors Real Property Fund (the "Head Landlord") leased to the Sublandlord certain premises (the "Premises") situate, lying and being in the Town of Richmond Hill, in the Province of Ontario and designated as Suite 601 in the building (the "Building") municipally known as 1595 Sixteenth Avenue, Richmond Hill as more particularly described in the Lease.

B. The term of the Lease expires on the 30th day of September, 2000, and is subject to the tenant's covenants and agreements therein contained.

C. The Sublandlord has agreed to grant to the Subtenant, on the terms and conditions hereinafter set forth, a sublease of the Premises, as shown on Schedule "A" annexed to the Lease comprising approximately 5,801 square feet of gross leasable area (the "Subleased Premises").

           NOW THERFORE IN CONSIDERATION of the rents, covenants and agreements herein contained and by the parties to be respectively paid, observed and performed, the parties hereto hereby covenant and agree each with the other as follows:

1. All capitalized words and phrases used herein shall have the meaning ascribed to them in the Lease unless specifically stated otherwise.

2. The Sublandlord hereby leases the Subleased Premises to the Subtenant, subject to the reservation of rent and to the terms, covenants and conditions hereinafter contained.

3. This Sublease shall be for a term of three (3) years and nine (9) months less one (1) day to be computed from the 1st, day of January, 1997 and expiring on the 29th day of September, 2000 (the "Sublease Term").

4. The Subtenant covenants to pay to the Sublandlord, as Base Rent, during each year of the Sublease Term, without any deduction, abatement or set-off, an annual rental in the amount of Fifty-Two Thousand, Two Hundred and Nine Dollars ($52,209.00), which rent is based on a rate of Nine Dollars ($9.00) per square foot of the gross leasable area of the Subleased Premises and shall be paid in advance in equal monthly installments of Four Thousand, Three Hundred and Fifty Dollars and Seventy-Five Cents ($4,350.75) each, on the first day of each and every month during the Sublease Term.

     The Base Rent payable hereunder shall be adjusted, if at any time, the Base Rent payable to the Head Landlord under the Head Lease is adjusted by virtue of an architect's certificate under Section 2.1 of the Head Lease.

     The Subtenant also covenants to pay Additional Rent payable under the Head Lease.

5. The Sublandlord acknowledges the receipt of Ten Thousand Dollars ($10,000.00) to be held by the Sublandlord and to be applied on account of the Base Rent for the months of January and February 1997 and partial payment towards the Base Rent for March 1997.

6. The Subtenant shall at the same time as it shall make payment of Base Rent to the Sublandlord pay all Goods and Services Tax ("GST") exigible with respect to such gross rent pursuant to the EXCISE TAX ACT (Canada). GST shall not be deemed to be additional rent but the Sublandlord shall have all of the same remedies with respect to collection of GST as it shall have with respect to rent in arrears.

7. As security for the Subtenant's obligation to pay rent under the Sublease, the Subtenant will provide to the Sublandlord a letter of credit from a chartered Canadian bank in the amount of $50,000 on terms and conditions satisfactory to the parties acting reasonably.

8. The Subtenant shall use the Subleased Premises for the purposes of general corporate office use and for no other purpose.

9. The Subtenant acknowledges and agrees that it has inspected the Subleased Premises and that it subleases the Subleased Premises on an "as is" basis except that Sublandlord will arrange for, or reimburse Subtenant for, steam cleaning of carpets prior to Subtenant taking possession.

10. The Subtenant shall not take possession of the Subleased Premises until such time as this Sublease has been executed by both parties and the Subtenant has provided to the Sublandlord, satisfactory evidence of insurance in accordance with the terms of the Head Lease, said insurance to include both Head Landlord and Sublandlord as named insureds.

11. The terms and conditions contained in the Lease shall, mutatis mutandis, be deemed to be the terms and conditions herein contained with respect to the Subleased Premises, except where otherwise expressly provided herein, and, except that the covenants on the part of the Head Landlord contained in the Lease shall be deemed not to be contained herein as covenants on the part of the Sublandlord. The Sublandlord hereby assigns to the Subtenant for the Sublease Term such covenants on the part of the Head Landlord (the same being automatically re-assigned to the Sublandlord on the expiry or earlier termination of the Sublease) and that the covenants therein contained on the part of the Sublandlord shall be deemed to be contained herein as covenants on the part of the Subtenant with the Sublandlord.

12. The following terms and conditions of the Lease shall are hereby deemed not to be terms and conditions of this sublease:

     (a) The Subtenant shall pay Base Rent in the amount provided herein and not in the Head Lease.

13. Subject to the due performance of the Subtenant of its obligations and agreements herein contained, the Sublandlord covenants with the
     Subtenant:

           (i)   for quiet possession;

           (ii) that it will pay all rents and other monies due and payable under the terms of the Lease;

           (iii) that it will perform and observe the covenants, terms and conditions contained in the Lease on its part to be performed and observed, to the extent that the same are not required to be performed or observed by the Subtenant under this sublease; and

           (iv) that it will at the request of the Subtenant, acting reasonably, take all necessary steps and procedures available to it under the provisions of the Lease to enforce all the rights and benefits that accrue to the Sublandlord under the Lease and to the Subtenant under this Sublease.

14. The Sublandlord represents and warrants to the Subtenant that, as at the date hereof:

           (i) the Sublandlord and, to the best of the Sublandlord's knowledge, the Head Landlord are in compliance with their respective obligations under the Lease;

           (ii) the Lease has not been amended and remains in full force and effect; and

           (iii) it has full power and authority to enter into and grant this Sublease.

15. The provisions of Article VII of the Lease with respect to assignment and subletting, shall be applicable to any assignment or sublease by the Subtenant.

16. When and whenever the consent of the Sublandlord is required pursuant to the Sublease, such consent shall be deemed to mean the consent of the Sublandlord, acting reasonably (unless otherwise expressly stated), and the Head Landlord.

17. In the event that the Subtenant breaches any covenant or agreement in or is in any other way in default of, this Sublease, or the Lease, then the Sublandlord shall have such remedies against the Subtenant as those of the Head Landlord against the Sublandlord, pursuant to the Lease.

18. All sums, for rent or otherwise, payable to the Sublandlord under the terms of this Sublease, shall bear interest at the rate of interest determined in accordance with the provisions of the Head Lease relating to delayed payment thereunder until the actual date of payment.

19. Any notice, demand, request or other instrument which may be or is required to be given under this Sublease shall be delivered in person or sent by registered mail postage prepaid and shall be addressed, if to the Sublandlord, at Battery Technologies Inc., 30 Pollard Street, Richmond Hill, Ontario, or to such other person or at such other address as the Sublandlord designates by written notice and, if to the Subtenant, at the Subleased Premises. Any notice, demand request or consent is conclusively deemed to have been given or made on the day upon which it is delivered or, if mailed, then seventy-two (72) hours following the date of mailing, as the case may be. Any party may give written notice of any change of its address and thereafter the new address is deemed to be the address of any change for the giving of notices. If the postal service is interrupted or is substantially delayed, any notice, demand, request or other instrument will be delivered in person

20. This Sublease sets forth all the covenants, promises, agreements, conditions and understandings between the Sublandlord and the Subtenant concerning the Subleased Premises and there are no covenants, promises, agreements, conditions, or understandings, either oral or written, between them or relied upon by the Subtenant to induce it to enter into this Sublease, other than are herein set forth. Except as herein otherwise provided, no alteration, amendment, change or addition to this Sublease shall be binding upon the Sublandlord or the Subtenant unless in writing and signed by the Subtenant and the Sublandlord.

21. This Sublease is conditional upon obtaining the Head Landlord's consent to it.

22. This Sublease shall be governed by and construed in accordance with the laws of the Province of Ontario.

23. This Sublease shall extend to, be binding upon and enure to the benefit of the parties hereto and their respective permitted, successors and assigns.


           IN WITNESS WHEREOF the parties hereto have executed these presents.


                                       BATTERY TECHNOLOGIES INC.



                                       Per: /s/ Illegible                c/s
                                            -----------------------------



                                       CHANGEPOINT CORPORATION



                                       Per: /s/ Illegible                c/s
                                            -----------------------------

                               SCHEDULE "A"


                                 [DIAGRAM]

                             CONSENT TO SUBLEASE

THIS AGREEMENT made this 20th day of November, 1996.

BETWEEN:         MENKES OFFICE PARKS LIMITED ("MENKES), AND
                 INVESTORS GROUP TRUST CO. LTD. ("INVESTORS
                 GROUP") AS TRUSTEE FOR INVESTORS REAL
                 PROPERTY FUND


                 (collectively HEREINAFTER called the "LANDLORD")
                                 OF THE FIRST PART

                 -and-


                 BATTERY TECHNOLOGIES INC.
                 (HEREINAFTER called the "TENANT")
                                 OF THE SECOND PART


                 -and-


                 CHANGEPOINT CORPORATION
                 (HEREINAFTER called the "SUBTENANT")
                                 OF THE THIRD PART


WHEREAS:

(a) by a lease dated the 15th day of August, 1994 (the "Lease"), the Landlord leased to the Tenant the premises known as suite 601 (the "PREMISES"), subject to the terms, covenants, provisos and conditions therein set forth;

(b) the Tenant intends to sublease by a sublease agreement dated November 11, 1996 (the "SUBLEASE"), a copy of which the Landlord is in receipt of, to the Subtenant and the Tenant and the Subtenant have applied to the Landlord for consent to sublease.

NOW THIS INDENTURE WITNESSETH that in consideration of the covenants herein exchanged the Parties agree as follows:

1. Subject to the provisions of this Agreement, the Landlord does herein consent to such sublease.

2. The Tenant acknowledges that notwithstanding such consent and Sublease, the Tenant shall not be relieved of any of the covenants, provisos, conditions and agreements set forth in the Lease and that this Consent shall not be deemed to permit any further subletting. The Tenant further acknowledges that the execution of this Consent to Sublease by the Landlord does not imply approval by the Landlord of the provisions of sublease agreement to be entered into by the Tenant and Subtenant and, in particular, the Landlord does not consent to the provisions of subparagraphs 11(ii) and 22(b) of the Sublease.

3. The Tenant and Subtenant acknowledge and agree that the payment of Base Rent and Additional Rent required under the Lease shall continue to be payable to the Landlord by the Tenant at the times required, provided that in the event of default by the Tenant in the payment of Base Rent or Additional Rent, the Landlord shall have the right to collect the rent payable by the Subtenant pursuant to the terms and conditions of the Sublease directly from the Subtenant as agent for the Tenant and to apply any rent so collected against rental arrears owing by the Tenant to the Landlord.

     The Tenant and the Subtenant hereby acknowledge that the Landlord shall exercise this right to collect the rent payable pursuant to the Sublease by giving written notice to the Tenant and the Subtenant. The Subtenant covenants and agrees to thereafter pay such rent to the Landlord until such time as the Landlord notifies the Subtenant that the default has been cured by the Tenant. It is acknowledged that any such collection of rent by the Landlord from the Subtenant shall not be construed as to create a landlord/tenant relationship between the Landlord and the Subtenant and shall in no way limit the Tenant's liability to pay all rent outstanding under the Lease or in any way limit the Landlord's rights and remedies under the Lease or at law.

4. The Tenant and Subtenant covenant and agree with the Landlord not to amend the terms of the Sublease without the consent in writing of the Landlord.

5. The Subtenant covenants and agrees to abide by all the terms, covenants, provisos, conditions and agreements contained in the Lease save for the payment of Base Rent and Additional Rent.

6. The Subtenant covenants and agrees with the Landlord that if the Lease is terminated for any reason or surrendered, that from such date of termination or surrender the Sublease shall be deemed to be terminated.

7. The Sublandlord agrees that in consideration of the Landlord giving such consent it shall pay any fee charged by the Landlord or its solicitors for processing this Sublease.

8. This Agreement shall enure to and be binding upon the respective heirs, executors, administrators and successors and permitted assigns of the Parties hereto.

9. The parties acknowledge that the Lease is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "FUND"), trustees, officers, directors, employees or agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by the Lease. Only the co-tenancy interests of Menkes and Investors Group shall be bound by the Lease and the obligations under the Lease are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group under the Lease shall, in every case, be several and proportionate and not either joint or joint and several.

IN WITNESS WHEREOF the parties hereto have hereunto caused to be affixed their corporate seals duly attested to by the hands of their respective proper signing officers authorized in that behalf the day and year first above written.

                                       MENKES OFFICE PARKS LTD.



                                       Per: /s/ Illegible
                                            ---------------------------------
                                                                   (Landlord)

                                       INVESTORS GROUP TRUST CO. LTD. AS
                                       TRUSTEE FOR INVESTORS REAL
                                       PROPERTY FUND



                                       Per: /s/ Illegible
                                            ---------------------------------
                                            Vice President         (Landlord)



                                       Per: /s/ Illegible
                                            ---------------------------------
                                            Assistant Secretary    (Landlord)



                                       BATTERY TECHNOLOGIES INC.



                                       Per: /s/ Illegible
                                            ---------------------------------
                                                                     (Tenant)


                                       CHANGEPOINT CORPORATION



                                       Per: /s/ Illegible
                                            ---------------------------------
                                                                  (Subtenant)



10/96

                                      LEASE

THIS LEASE made as of the 8th day of July, 1996
PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN

                         MENKES OFFICE PARKS LTD. and INVESTORS
                         GROUP TRUST CO. LTD. as trustee for
                         INVESTORS REAL PROPERTY FUND

                         (the "LANDLORD")

                                                             OF THE FIRST PART

                         - AND -

                         WALL DATA INCORPORATED

                         (the "TENANT")

                                                             OF THE SECOND PART

ARTICLES. For convenience of reference this Lease has been divided into the following Articles:

         Article I                 - Definitions
         Article II                - Lease Term and Payments
         Article III               - Landlord and Tenant Covenants
         Article IV                - Repair and Damage
         Article V                 - Taxes and Operating Costs
         Article VI                - Utilities and Additional Services
         Article VII               - Assigning and Subletting
         Article VIII              - Fixtures and Improvements
         Article IX                - Insurance and Liability
         Article X                 - Subordination, Attornment and Certificates
         Article XI                - Events of Default and Remedies
         Article XII               - Miscellaneous
         Article XIII              - Other Provisions

LIST OF SCHEDULES. The following schedules form an integral part of this
Lease:

         Schedule "A" - Legal Description of Lands
         Schedule "B" - Leased Premises
         Schedule "C" - Rules and Regulations
         Schedule "D" - Lease Rider

                             ARTICLE I - DEFINITIONS

1.0 DEFINITIONS. In this Lease the following defined terms shall have the meanings set forth below.

         "ADDITIONAL RENT" means Operating Costs under Section 5.5, Taxes under 5.3, Electricity under 6.2, and Insurance under Article IX and all other charges, costs and expenses required to be paid by the Tenant under the terms of this Lease (other than Base Rent) whether payable to the Landlord or not.

         "ADDITIONAL SERVICES" means the services and supervision supplied by the Landlord to the Leased Premises and Common Area Facilities and referred to herein or in any other provision hereof as Additional Services and any other services which from time to time the Landlord supplies to the Tenant at the Tenant's written request or as the Landlord deems necessary, acting reasonably and which are additional to the janitor and cleaning and other services typically supplied in a first class office building, supervision in connection with the making of any repairs or alterations by the Tenant affecting the Base Building, building systems or Leasehold Improvements.

         "ATTIC STOCK" means spare fan, pump and cooling tower motors, base Building light fixtures, fuses, etc.

         "BASE RENT" means the base rent payable by the Tenant in accordance with Section 2.3.

         "BUILDING" means the building municipally known as 1595 16th Avenue, Richmond Hill, Ontario.

         "CAPITAL TAX" is an amount presently or hereafter imposed from time to time pursuant to Part III of the Corporations Tax Act (Ontario) (the "Act") upon the Landlord or the owner of the Building and Lands and payable by the Landlord on account of its interest in the Building and the Lands or any part thereof, or its interest in or capital employed in the Building and the Lands, as the case may be.

         "COMMENCEMENT DATE" means September 16, 1996.

         "COMMON AREA FACILITIES" means all facilities, improvements, installations, utilities and equipment located in the Building or the Lands immediately surrounding the Building.

         "COMMON AREAS" means those areas, facilities, utilities, improvements, equipment and installations comprising the Lands and Building and which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers or licensees of) the Landlord, the Tenant, and other tenants of the Building and other buildings on the Lands, whether or not the same are open to the general public or a specific tenant of the Building, and include, but are not limited to, parking areas and all vestibules for and entrances and exits thereto; driveways, truckways and related areas; corridors and underground or above ground tunnels or passageways; stairways, escalators, ramps, and elevators and other transportation equipment and systems; tenant, common and public washrooms; telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; fire prevention, security and communication systems, any fixtures, chattels, systems, decor, signs, facilities, or landscaping and planted areas contained therein or maintained or used in connection therewith.

         "COST OF ADDITIONAL SERVICES" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the proportionate cost of all direct labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision without duplication or profit and other expenses reasonably allocated thereto.

         "INSURED DAMAGE" means that part of any damage occurring to the Leased Premises of which the entire cost of repair is actually recovered by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord, or for which the Landlord has self-insured under Section 9.1 herein.

         "LAND" means those lands described in Schedule "A" attached hereto.

         "LEASE" means this lease between the Landlord and the Tenant, and all amendments hereto.

         "LEASEHOLD IMPROVEMENTS" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or by or on behalf of any other previous occupant in the Leased

         Premises (including the Landlord) with the exception of trade fixtures, furniture and equipment, (not of the nature of fixtures), modular office furniture systems, and moveable partitions, improvements of a cosmetic nature such as rugs (but not broadloom), decorations and other improvements moveable without the use of tools, but Leasehold Improvements include all office partitions however affixed and includes wall-to-wall and other carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage.

         "LEASED PREMISES" means approximately 4,396 square feet of Rentable Area on the third floor of the Building known as suite 303, as outlined in red on the plans attached as Schedule "B".

         "NORMAL BUSINESS HOURS" means the hours of 7:00 a.m. to 7:00 p.m. Monday to Friday, except public holidays.

         "OPERATING COSTS" means the total of all expenses, costs, and outlays incurred in the complete maintenance, repair and operation of the Building and Common Area Facilities, whether incurred by or on behalf of the Landlord.

         (i) Operating Costs shall include without limiting the generality of the foregoing (but subject to certain deductions as hereinafter provided), the cost of providing complete cleaning and janitorial services, the cost of building supplies used in the maintenance of the Building, Attic Stock, supervisory (if any) and maintenance services, exterior landscaping, snow removal, garbage and waste collection and disposal, rental of equipment and signs, janitorial services to the Common Areas of the Building, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), and the replacement of electric light bulb tubes, starters and ballasts, telephone and other utilities and services to both rentable and non-rentable areas, the cost of all repairs including repairs to the Building or services in the Building or Common Area Facilities including elevators, depreciation on the central HVAC systems distribution plant and associated equipment, depreciation on all fixtures, equipment and facilities requiring periodic maintenance or substantial replacement, the cost of window cleaning, and providing security (if any), the cost of all insurance for liability or fire or other casualties referred to in
                  Article 9.1, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to the tenants and audit charges required to be incurred for the conclusive determination of any costs hereunder, legal fees, the amount of all salaries (only to the extent that such salaries or a proportion thereof, relate directly to the Building), wages and fringe benefits, unemployment and workers compensation insurance premiums, pension plan contributions and other similar premiums and contributions paid or provided to employees directly or a reasonable proportion thereof engaged in the maintenance, repair or operation of the Building, amounts paid to independent contractors for any services in connection with such maintenance, repair or operation, the reasonable cost of management fees, and other indirect expenses to the extent allocable to the maintenance, repair and operation of the Building and Common Area Facilities and all other reasonable expense of every nature incurred in connection with the maintenance, repair and operation of the Building and Common Area Facilities; and

         (ii) Operating Costs shall exclude debt service, and all management costs not allocable to the actual maintenance, repair and operation of the Building (such as that incurred in connection with leasing and rental advertising).

         "PROPERTY" means the Land and Building.

         "PROPORTIONATE SHARE" shall mean the fraction which has as its numerator the Rentable Area of the Leased Premises and has as its denominator the total Rentable Area of the Building. The total Rentable Area of the Leased Premises shall be adjusted from time to time, as may be reasonably necessary, to give effect to any structural or functional changes affecting the calculation of total Rentable Areas.

         "RENT"  means Base Rent and Additional Rent.

         "RENTABLE AREA" in this Lease means:

         (i) in the case of a single tenancy on a whole floor of the Building, all areas within the inside finished surface of the dominant portion of the permanent outer Building walls and shall be computed by measuring the inside finished surface of the dominant portion of the permanent outer Building walls and shall include Service Areas and any special stairs and/or elevators for the specific sole use of that floor, but excluding stairs, elevator shafts, flues, pipe shafts and vertical ducts and the like and their enclosing walls (the "VERTICAL OPENINGS"), with no deductions for columns or projections necessary to the Building plus a gross-up factor for ground floor services in common with other tenants, including, but not limited to vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building; and

         (ii) in the case of a floor of the Building to be occupied by more than one tenant, all areas from the inside finished surface of the dominant portion of the permanent outer Building walls to the Tenant's side of corridors and/or other permanent interior walls and to the centre of demising partitions which separate the area occupied from adjoining rentable premises, herein referred to as the "USABLE AREA", plus a gross-up factor for the Service Areas on the floor in common with other tenants on the same floor, including, but not limited to, corridors, elevator lobbies, mechanical, electrical, telephone and janitor's rooms exclusively serving the floor, such factor to be based upon a ratio which the Service Areas of the floor bear to the sum of the Usable Area of the floor, plus an additional gross-up factor for ground floor services in common with other tenants, including, but not limited to, vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building.

         "RULES AND REGULATIONS" means the rules and regulations attached as Schedule "C".

         "SERVICE AREAS" shall mean the area of corridors, elevator, lobbies, service elevator lobbies, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises on the same floor.

"TAXES" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building, Common Areas or Common Area Facilities or upon the Landlord in respect thereof, excluding Capital Tax and commercial concentration tax, or from time to time levied, imposed or assessed in the future in lieu thereof, or addition thereto, whether now contemplated or not, and those levied, imposed or assessed for education, schools and local improvements and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments), incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined, and also including Large Corporations Tax or any similar or successor tax in lieu thereof or in addition thereto assessed upon the Landlord.

         "TERM" means the term of the Lease stipulated in paragraph 2.2.

         "UTILITIES" means electricity as described in Article 6.2, natural gas and any other utility required in the operation of the Building.

                   ARTICLE II - LEASE TERM AND PAYMENTS

2.1 DEMISE. In consideration of the rents, covenants and agreements hereinafter reserved and contained, the Landlord hereby leases to the Tenant, for the exclusive use of the Tenant, the Leased Premises for the Term.

2.2 TERM. The Lease shall have a term of two (2) years commencing on the Commencement Date and ending two (2) years after the Commencement Date, unless such term shall be sooner terminated as hereinafter provided.

2.3 BASE RENT. THE TENANT SHALL PAY yearly and every year during the within Term the sum of $26,376.00 of lawful money of Canada in twelve (12) equal monthly instalments of $2,198.00, in advance, the first of such instalments of $2,198.00, in advance, the first of such instalment to become due and payable on September 16, 1996 (the "BASE RENTAL").

         The aforesaid annual Base Rent is calculated on the basis of the Rentable Area of the Leased Premises being 4,396 square feet at a rate of $6.00 for each square foot of Rentable Area per annum.

         IF THE TERM COMMENCES on any day other than the first or ends on any day other than the last day of the month, the Base Rental and additional rental for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata. All Base Rental payments shall be payable on the first of each month.

2.4 PREPAID RENT. On execution of this Lease, the Tenant shall submit $2,351.86, including GST, representing payment on account of Base Rent for the first month of the Term herein.

2.5 SECURITY DEPOSIT. On execution of this Lease, the Tenant shall submit $2,351.86, including GST, to be held by the Landlord without any liability on the part of the Landlord for the payment of interest thereon as a security deposit for the faithful performance by the Tenant of the terms, covenants and conditions of this Lease during the Term hereof and not be applied on account of Base Rent. It is understood and agreed between the Parties that any portion of this security deposit may be applied towards the payment of overdue or unpaid Base or Rent or Additional Rent and may also be applied as compensation to the Landlord for any loss or damage sustained with respect to the breach on the part of the Tenant of any terms, covenants and conditions of this Lease, provided in all cases however, that all the Landlord's other rights, either in law or under this Lease are observed, and the Tenant's liability hereunder is not limited to the amount of this security. If during the Term of this Lease any portion of the security deposit is so applied, then the Tenant will on written demand provide the Landlord with a sufficient amount in cash to restore this deposit to the original sum deposited. The Landlord will refund to the Tenant forthwith after the expiry date of the within lease any portion of the security deposit not used by the Landlord after application by the Landlord to any damage incurred by the default of the Tenant under the terms of this Lease. It is further provided that the Landlord will be discharged from any liability to the Tenant with respect to this security if it is transferred to any purchaser of the Landlord's interest in the Leased Premises.

                   ARTICLE III - LANDLORD AND TENANT COVENANTS

3.1      LANDLORD COVENANTS. The Landlord covenants with the Tenant:

         (a)      QUIET ENJOYMENT.  To provide for quiet enjoyment.

         (b) INTERIOR CLIMATE CONTROL. To provide to the Leased Premises during Normal Business Hours, processed air by means of a system for heating and cooling, filtering and circulating, processed in such quantities, and at such temperatures as shall be reasonable in accordance with good standards of interior climate control generally pertaining to normal occupancy of premises for office purposes. The Landlord shall have no responsibility for inadequacy of the performance of the said system if the Leased Premises depart from the design criteria.

         (c) ELEVATORS. Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto reasonable standards of passenger elevator service to the Leased Premises. The Tenant shall be responsible for any damages caused to the elevator as a result of taking possession or giving up possession of the Leased Premises and shall pay such costs forthwith upon demand as Additional Rent.

         (d) ENTRANCES LOBBYS, ETC.. To permit the Tenant and its employees and invitees to have the use in common with others entitled thereto of the common entrances, lobbies, stairways, elevators and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations and such other reasonable limitations as the Landlord may from time to time impose).

         (e) WASHROOMS. To permit the Tenant and its employees and invitees, in common with others entitled thereto to use the washrooms available to the Leased Premises on each floor of the Building upon which any part of the Leased Premises is located.

         (f) JANITOR SERVICE. To cause when reasonably necessary from time to time the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted, all in keeping with a first-class office building, such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

         (g) MAINTENANCE OF COMMON AREAS. To cause the elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

3.2      TENANT COVENANTS.  The Tenant covenants with the Landlord:

         (a)      RENT.  To pay Base Rent and Additional Rent.

         (b) PERMITTED USE. To use the Leased Premises only for the purpose of any lawful business or office undertaking and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

         (c) WASTE AND NUISANCE. Not to commit or permit any waste, damage or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, reasonable wear and tear excluded, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing unreasonable annoyance to other tenants and occupants of the Building.

         (d) CONDITION. Not to permit the Leased Premises to become hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and at the end of each business day to leave the Leased Premises in a condition such as to reasonably facilitate the performance of the Landlord's janitor and cleaning services referred to herein.

         (e) BY-LAWS. To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, regulations, ordinances, orders or regulations pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein.

         (f) FIRE EXIT DOORS. To permit the installation by the Landlord of all doors in the exterior wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation.

         (g) RULES AND REGULATIONS. To observe and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control, the Rules and Regulations and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant.

         (h) OVERHOLDING. That in the event that the Tenant remains in possession of the Leased Premises after the termination of the original Term hereby created, without other special agreement, it shall be at the monthly base rent equal to the Base Rent and Additional Rent payable during the last month of the Term hereof, times two, payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Base Rent and Additional Rent in monthly instalments.

3.3 SIGNS AND DIRECTORY. The Tenant covenants not to permit, paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance to the Leased Premises, a directory listing in the main lobby of the Building, in each case containing only the name of the Tenant and to be subject to the approval of the Landlord as to size, location, content and design criteria as established by the Landlord. Such identification sign, directory listing shall be installed by the Landlord at the expense of the Tenant, which expense shall be the invoice cost plus 15% for an administration fee. The Landlord's acceptance of any name for listing upon the directory will not be deemed, nor will it substitute for the Landlord's consent if required by this Lease to any sublease, assignment or other occupancy of the Leased Premises.

3.4 INSPECTION AND ACCESS. The Landlord shall be permitted to enter and to have its authorized agents, employees and contractors enter the Leased Premises, for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services and access panels which the Tenant agrees not to obstruct, or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes and shall not be entitled to compensation for any inconvenience, nuisance, discomfort or loss caused thereby, but the Landlord, in exercising its rights hereunder, shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

3.5 EXHIBITING PREMISES. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises during the last six (6) months of the term for the purpose of exhibiting them to prospective tenants or at any time for the purposes of arranging financing for the Building.

3.6 LANDLORD'S CONTROL. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

3.7 FINANCIAL STATEMENTS. The Tenant will, at the request of the Landlord, supply copies of his financial statements to the Landlord or to the mortgagees, if any, on the said lands or a prospective mortgagee.

                        ARTICLE IV - REPAIR AND DAMAGE

4.1      TENANT'S REPAIRS. The Tenant covenants with the Landlord:

         (a) to keep the Leased Premises in a good and reasonable state of repair and consistent with the general standards of first-class office buildings in Metropolitan Toronto, to perform all repairs and replacements as a prudent tenant would do (reasonable wear and tear excepted) to the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein.

         (b) that the Landlord may enter and view the state of repair from time to time and that the Tenant will repair if required to do so pursuant to the terms of this Lease, according to notice in writing and that the Tenant will leave the Leased Premises in a good and reasonable state of repair.

         (c) that if any part of the Building other than the Leased Premises becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be the responsibility of the Tenant.

4.2 ABATEMENT AND TERMINATION. It is agreed between the Landlord and the Tenant that:

         (a) In the event of damage to the Leased Premises or to the Building affecting access or services essential to the conduct of business in the Leased Premises and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of 10 days, then

                  (i) unless the damage was caused by the misuse, fault, negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Base Rent (but not any other payments required to be made by the Tenant hereunder) shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                  (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided herein, it being understood that the Tenant shall have the obligation to repair and replace all Leasehold Improvements and all Tenant's trade fixtures) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which repairs by the Tenant ought to have been completed with reasonable diligence; and

         (b) if either the entire or substantially all of the Leased Premises, or premises whether of the Tenant or other tenants of the Building comprising in the aggregate 50% or more of the Rentable Area of the Building are substantially damaged or destroyed by any cause to such an extent in the reasonable opinion of the Landlord cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction terminate this Lease in which event neither the Landlord nor the Tenant shall be bound to repair as provided herein and the Tenant shall instead deliver up possession of the Leased Premises to the

                  Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination and rent shall be apportioned and paid to the date upon which possession is so delivered up (but, subject to any abatement to which the Tenant may be entitled under paragraph (a) of this clause 4.2 by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair described in 4.2 (a) (ii)) shall repair such damage with reasonable diligence.

                   ARTICLE V - TAXES AND OPERATING COSTS

5.1 NET NET LEASE. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, except as expressly set out herein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises.

5.2 LANDLORD'S TAX OBLIGATIONS. The Landlord covenants with the Tenant, subject to the provisions herein, to pay all Taxes promptly when due to the taxing authority or authorities having jurisdiction.

5.3      TENANT'S TAX OBLIGATIONS. The Tenant covenants with the
         Landlord:

         (i) to pay promptly when due to the taxing authority or authorities having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on by the Tenant, subtenants, licensees, or other occupants of the Leased Premises or in respect of the use or occupancy thereof (including licence fees); and

         (ii) to pay promptly to the Landlord when demanded or otherwise due hereunder:

                  (1) all Taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Leased Premises as Additional Rent;

                  (2) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Leased Premises, the Leased Premises or any part of them shall be assessed for the support of Separate Schools, the amount by which the Taxes so payable exceed those which would have been payable if the Leased Premises had been assessed for the support of Public Schools; and

                  (3) the Tenant's Proportionate Share of Taxes as Additional Rent in the manner stipulated herein.

         (iii) notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, without duplication, an amount equal to all goods and service taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rent, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Base Rent or Additional Rent but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rent and Additional
                  Rent hereunder.

         Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

5.4 METHOD OF PAYMENT OF TAXES. The Tax payments required to be made by the Tenant to the Landlord under the provisions of 5.3 (ii) herein shall be estimated by the Landlord, and the Tenant shall pay to the Landlord in addition to the monthly payments of Base Rent hereinbefore reserved, one-ninth of the estimated annual tax payments in the months of January to September, both inclusive, in each calendar year with an adjustment being made when the property tax bill respecting the Building is received by the Landlord for each year. The Tenant shall within sixty (60) days of being invoiced pay to the Landlord such additional sums as may be required in order that out of such monthly additional payments, the Landlord may pay the whole amount of the annual taxes as the installments thereof fall due; and if the monthly additional payments so paid by the Tenant to the Landlord exceed in total the Tenant's Proportionate Share of the annual property tax bill with respect to the Building and Lands of which the Leased Premises form part, then the excess shall be adjusted by the Landlord in favour of the Tenant by applying such excess on account of the next ensuing rental payments due (following the issue of the yearly statement) and such next ensuing rental payments shall be reduced by such excess accordingly. The Landlord shall forward to the Tenant copies of all notices or tax bills relating to the imposition of property taxes or other charges required hereunder to be paid as to part or all thereof by the Tenant. In the event that the Landlord is unable to obtain or determine a separate allocation of taxes payable by the Tenant under this Lease, the Landlord shall have the right to make an allocation, but shall be obligated to act reasonably and not arbitrarily.

5.5 OPERATING COSTS. During the Term of this Lease, the Tenant shall pay to the Landlord its Proportionate Share of Operating Costs. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly installments in advance over the fiscal period or broken portion thereof in question, each such instalment being payable on each monthly rental payment date provided in clause 2.3. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included with the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fixed monthly installments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for installments paid by the Tenant on the basis of the previous estimate or estimates, the Tenant's entire Proportionate Share of Operating Costs will have been paid during such fiscal period or broken period thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Costs and the Tenant's Proportionate Share thereof for such fiscal period or (if applicable) broken portion thereof and shall provide a statement to the Tenant and the parties shall make the appropriate readjustment. Each 12 month period ending December 31st shall be deemed to be an accounting year for adjusting the said Operating Costs and within 120 days after the end of each such accounting year, the Landlord shall compute the said costs for such accounting year and the Proportionate Share of the Tenant therefor and shall submit to the Tenant a statement to reflect the Operating Costs specifically permitted under this Lease, and the said Proportionate Share thereof shall be borne by the Tenant. To the extent that the Tenant's Proportionate Share of such costs for such accounting year shall be greater than the total amount actually paid by the Tenant by said monthly payments in respect of such year the difference shall be paid by the Tenant to the Landlord within thirty (30) days after receipt by the Tenant of such statement. Any excess payments shall be applied by reducing the next ensuing rental payment(s) by the amount of such excess. The said accounting period may be modified by the Landlord if reasonably necessary. The Tenant may not claim a readjustment in respect to the Tenant's Proportionate Share of Operating Costs based upon any error of assessment, determination or calculation thereof unless claimed in writing prior to the expoiration of one year after the fiscal period to which the Operating Costs relate.

5.6 PAYMENT OF ADDITIONAL RENT. Any Additional Rent provided for under this Lease unless otherwise provided herein, shall become due with each instalment of monthly Base Rent.

                  ARTICLE VI- UTILITIES AND ADDITIONAL SERVICES

6.1 WATER AND TELEPHONE. The Landlord shall furnish appropriate openings for bringing telephone services to the Leased Premises and shall provide hot and cold water to washrooms in the Leased Premises and to washrooms available for the Tenant's use in common with others entitled thereto.

6.2 ELECTRICITY. The Tenant shall pay throughout the Term promptly to the Landlord (unless paid directly to Hydro authorities pursuant to separate billing) as Additional Rent when demanded:

         (i) The cost of electric light and power supplied to the Leased Premises monthly based on the electric light and power requirements of the Tenant on a pro rata basis as determined from time to time during the Term by the Landlord acting reasonably; and

         (ii) The cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement of electric light bulbs, tubes, starters and ballasts used to replace those installed at the commencement of the Term. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord. It is understood and agreed that the costs described in this sub-section (ii) shall be charged to the Tenant as an Additional Service payable upon receipt of invoice from the Landlord.

6.3 ADDITIONAL SERVICES. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning service to the Leased Premises and Common Area Facilities required by the Tenant which are additional to those required to be provided by the Landlord hereunder, including the Additional Services which the Landlord agrees to provide by arrangement, and to supervise the moving of furniture or equipment of the Tenant in and out of the Building where such moving of furniture or equipment would be disruptive to the normal business of the Building, and the making of repairs or alterations conducted within the Leased Premises affecting Base Building, building systems or Leasehold Improvements. The reasonable cost of Additional Services provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time within thirty (30) days following receipt of invoices therefor from the Landlord. Costs of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs.

                   ARTICLE VII- ASSIGNING AND SUBLETTING

7.1 ASSIGNMENTS AND SUBLETTINGS. The Tenant covenants with the Landlord that it will not assign, sublet, licence or part with the possession of the Leased Premises or any part thereof, or share the occupation of the Leased Premises, or any part thereof, without the consent of the Landlord in writing first had and obtained such consent not to be unreasonably or arbitrarily withheld or delayed. Provided that as a condition of the granting of its consent, the Landlord may require any assignee, subtenant, licensee or occupant of the Leased Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this Lease, or, except in the case of an absolute assignment of this Lease, to execute an acknowledgement that all the sublessee's or undertenant's estate, right and interest in and to the Leased Premises absolutely terminates upon the surrender, release, disclaimer or merger of this Lease notwithstanding the provisions of the Landlord and Tenant Act of Ontario, R.S.O. 1980, Chapter 232 and amendments thereof with specific reference to Paragraphs 21 and 39 (2) thereof, or other similar statute. The Tenant shall furnish to the Landlord copies of any assignment, sublease, licence or other agreement herein contemplated. Notwithstanding any other provision in this section, no assignment, subletting, licensing or parting with possession of the Leased Premises shall in any way release or be deemed to release the Tenant (or any guarantor hereof) from their obligations under the terms of this Lease. Provided further that the proposed assignee, subtenant, licensee or occupant of the Leased Premises shall be required to provide reasonable financial information as the Landlord may require. It is agreed that the Landlord may consider in determining whether to grant consent among other matters, the following: the personal and business history of the proposed assignee, occupant, sublessee and its key employees. The Tenant agrees to pay the reasonable legal fees of the Landlord's solicitor relating to the preparation of the Landlord's consent, and determination as to whether to give the consent.

         If by sale, transfer or other disposition of its shares, the control of the tenant is altered so that 51% of the shares are transferred in any manner, then same shall be deemed as an assignment and the provisions of this paragraph shall apply. The Tenant covenants and agrees to advise the Landlord forthwith if such a transfer is contemplated.

         In the event of any sub-letting by the Tenant by virtue of which the Tenant receives rent in the form of cash, goods, services or other considerations from the sub-tenant which is higher than the rent payable hereunder to the Landlord for the premises so sub-let, the Tenant shall pay any such excess to the Landlord, in addition to all rent and other costs payable hereunder, for the period of time during which the said subtenant remains in possession of the premises sub-let to it.

         If the Tenant herein shall receive from any assignee of this lease, either directly or indirectly, any consideration for the assignment of this lease, either in the form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to such consideration to the Landlord and same shall be deemed to be further Additional Rent hereunder.

         In the event of any proposed assignment or subletting of the Leased Premises by the Tenant, the Landlord shall not be obligated to consider such a proposal nor be required to consent to same, unless the base rent payable by the proposed assignee or sublessee is, in the sole discretion of the Landlord, at the then current market rate for similar space in the immediate and surrounding area.

         In calculating whether there is any additional consideration payable by an assignee or sublessee as hereinbefore provided, no deduction shall be made for any commission payable to any agent or other party.

         If the Landlord has granted to the Tenant, named on page 1 of this Lease, any first rights of refusal, exclusive rights or options to lease additional space or to purchase, it is agreed and understood that upon the Tenant assigning, subletting, licensing or parting with possession of the Leased Premises or any part thereof, the aforesaid rights referred to shall automatically become null and void.

         Notwithstanding the above provisions, within ten (10) business days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant to, if the request is to assign this Lease or sublet the whole of the Leased Premises, cancel and terminate this Lease, or to, if the request is to sublet a part of the Leased Premises only, cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be ninety (90) days following giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Base Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if only a part of the Leased Premises is surrendered, Base Rent and Additional Rent shall, after the date of surrender, abate proportionately. If the Landlord does not elect to terminate as aforesaid and if consent to sublease or assign will be granted, the Tenant may assign or sublet, as the case may be, only upon the terms and to the party set out in the offer submitted to the Landlord as aforesaid.

                   ARTICLE VIII- FIXTURES AND IMPROVEMENTS

8.1 INSTALLATION OF FIXTURES AND IMPROVEMENTS. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval which the Landlord shall not unreasonably delay or withhold. In making, erecting, installing or altering any Leasehold Improvements the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord and in no event shall it alter or interfere with window coverings (if any) installed by the Landlord on exterior windows.
         The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. All work to be performed in the Leased Premises shall be performed by reputable contractors approved by the Landlord. The Landlord reserves the right to require the Tenant to utilize the contractor(s) of the Landlord where Base Building, building systems and/or warranties may be affected provided the Landlord agrees that charges by such contractors shall be in keeping with that which an arms length contractor would charge. The cost of all such work shall be estimated by the Landlord in advance and such estimate approved by the Tenant prior to work commencing. All such work shall be performed at the Tenant's expense and the Tenant shall be responsible for application and payment of all fees in connection with any permits required. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, as an Additional Service, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. The Landlord shall be entitled to supervise the work and charge the Tenant a supervision fee. The Landlord shall also be entitled to charge reasonable fees for examining plans respecting the proposed work.
         The Tenant shall be obligated to pay any reasonable consultant's fees incurred by the Landlord for review and approval of plans for construction of any nature after the Commencement Date as Additional Rent.

8.2 LIENS AND ENCUMBRANCES ON FIXTURES AND IMPROVEMENTS. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act (Ontario) and other statutes from time to time applicable thereto and shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or to the Building and Common Area Facilities. If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sales agreement or other encumbrance shall attach, the Tenant shall within ten (10) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy hereunder and may make any payments required to procure the discharge of any such liens or encumbrances and shall be entitled to be reimbursed by the Tenant as provided herein and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defense.

8.3 REMOVAL OF FIXTURES AND IMPROVEMENTS. All Leasehold Improvements in or upon the Leased Premises shall immediately upon termination of this lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or earlier termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, (2) the Tenant shall at the end of the Term remove such Leasehold Improvements as the Landlord shall require to be removed which items shall be identified at the time the work is approved, and (3) the tenant shall remove its furniture and equipment at the end of the Term and may remove its furniture and equipment during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises by the installation and removal. Provided that upon the termination of this Lease, the Tenant, if requested by the Landlord, shall restore the interior of the Leased Premises to its former condition immediately prior to the installation of such alterations or changes, including the restoration or such standard fixtures as may have been installed by the Landlord, and if not so requested, any such changes or alterations shall become the property of the Landlord, or alternatively, the Tenant shall install such comparable fixtures and materials as may then be in use.

8.4 OCCUPATIONAL HEALTH AND SAFETY. The Tenant covenants and agrees that it will ensure that a comprehensive and rigorous health and safety program to protect workers in the Leased Premises is implemented to ensure that no accidents or injuries occur in connection with the performance of any Tenant's work. The Tenant will indemnify the Landlord in respect of all claims, infractions, prosecutions, alleged infractions, losses, costs and expenses and any fines or proceedings relating to fines or other offenses under all occupational health and safety and any similar legislation that might be brought, or imposed against or suffered by the Landlord or any of its officers, directors and employees in connection with the performance of any Tenant's work. Without limiting the obligations set out above in this Section 8.4, the Tenant will do at least the following:

         (a) ensure that all obligations imposed by statute, law or regulation on "constructors" or other persons completing or co-ordinating any Tenant's work are diligently and properly completed;

         (b) co-operate with the Landlord in having any Tenant's work designated as a separate project so that the Landlord does not incur any obligations as a constructor or obligations similar to those of a constructor at law or by regulation imposed in connection with the performance of any Tenant's work;

         (c) comply with all directions that the Landlord may give to the Tenant in connection with the performance of any Tenant's work having regard to construction health and safety requirements; and

         (d) provide to the Landlord whatever rights of access, inspection, and whatever information, documents and other matters the Landlord requires in order to ensure that the Tenant's obligations under this Section are complied with.

                      ARTICLE IX- INSURANCE AND LIABILITY

9.1 LANDLORD'S INSURANCE. The Tenant will during the whole of the Term hereby granted as part of Operating Costs, pay its Proportionate Share of all premiums with respect to insurance to be placed by the Landlord and described in this Section 9.1. The Landlord agrees to maintain during the Term, insurance coverages as follows:

         (i) Property of Every Description (Building and Equipment) against the perils of "All-Risks", under form providing coverage at least equivalent to Commercial Building Broad Form I.A.O. Form No. 700 including "Building By-Laws Endorsements", and to be insured for the Replacement Value, without allowance for depreciation and Stated Amount, and with no co-insurance requirement.

         (ii) "Rental Income" for the gross annual rental income on "All-Risks" basis, as provided under Commercial Building Broad Form I.A.O. Form 700 including "Building By-Laws Endorsements", providing coverage at least equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period.

         (iii) Broad Form Boiler and Machinery Policy on a blanket and replacement basis with limits for each accident in an amount not less than the replacement cost of the Building containing the Leased Premises and which shall cover all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus owned by the Landlord and which shall include PCB coverage. It shall also include "Rental Income" for the full gross annual income equivalent to I.A.O. Profits Form No. 551 with a eighteen
                  (18) month indemnity period. This policy should also provide "Building By-Laws Endorsements".

         (iv) "General Liability Insurance" on a Comprehensive Form and on an "occurrence" basis without deductible with retroactive coverage against claims for Personal and Bodily Injury and Death and/or Property Damage occurring upon or about the Leased Premises and for a limit no less than $5,000,000.00 inclusive for one occurrence.

         (v) Such other insurance coverage or coverages as a prudent owner of a first class office building would obtain for protection respecting loss of, or damage to the Building, the Lands or the Leased Premises, or liability arising therefrom.

         All such insurance coverages shall be kept and maintained by the Landlord, and in no event shall the coverage be less than the amount required by any institution then holding a mortgage on the Building and Common Area Facilities. The Tenant shall pay to the Landlord, as part of Operating Costs, its Proportionate Share of the Landlord's Insurance. The Tenant shall not do or permit to be done any act or thing whereby insurance coverage, premiums or any of them hereinbefore contemplated, may be increased or cancelled by the insurer, or the Leased Premises shall be rendered uninsurable, and if by reason of any act done or permitted or omission, as the case may be, by the Tenant, the said insurance coverage, premiums or any of them shall be increased, then the Tenant, if it shall fail to rectify the event giving rise to the increased premium after written notice thereof from the Landlord, shall be liable to pay all of such increase in premium, with respect to the entire coverages, and this notwithstanding that the Tenant occupies only a portion of the Building covered by such insurance coverages, and if the Leased Premises shall be rendered uninsurable, or if the said insurance coverages, or any of them, shall be cancelled by reason of any act or omission as the case may be by the Tenant and shall not be susceptible of being replaced, after the Landlord's reasonable efforts under the circumstances to do so, then the Landlord, after giving the Tenant at least fourteen (14) days written notice within which to replace insurance coverage or coverages shall, at its absolute discretion, have the right to determine that the term hereof has expired and in such event the Tenant shall deliver up possession of the Leased Premises as if the Term of this Lease had expired.

         PROVIDED that no act required to be done by the Tenant nor any payment required to be made by the Tenant, including reimbursements of insurance premiums paid by the Landlord, shall relieve the Tenant from any liability for damage incurred by the Landlord as result of any act or omission of the Tenant.

         If any other tenant of the Building has his own insurance premiums increased by his insurers as a result of the use or occupation by the Tenant herein of the within Leased Premises, the Tenant covenants and agrees with the Landlord after written notice thereof, to pay the additional cost forthwith upon demand as Additional Rent.

         The Landlord's insurance policy shall contain a waiver of subrogation in favour of the Tenant or those for whom the Tenant is in law responsible.

9.2 AGENTS. The Tenant acknowledges, covenants and agrees that every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Landlord or to which the Landlord is entitled hereunder shall also be available and shall extend to protect every such agent of the Landlord acting (in the course of or in connection with his employment or otherwise) and for the purposes of all of the foregoing provisions of this clause, the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of persons who are or might be his servants, employees or agents from time to time.

9.3 TENANT'S INSURANCE. The Tenant covenants to insure and to keep insured during the whole of the Term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the
         Landlord:

         (i) "All-Risks" insurance upon all property owned by the Tenant or for which it is legally liable or installed or affixed by or on behalf of the Tenant and which is located in the Building including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a Leasehold Improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Landlord's Architect shall be conclusive.

         (ii) All parties hereto on a Comprehensive Form for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Leased Premises and/or the business of the Tenant or any sub-tenant, licensees or occupiers of the Leased Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Landlord, acting reasonably, or any mortgagee requires from time to time, and shall contain a severability of interest clause, and a cross liability clause.

         (iii) Glass coverage for the replacement of all glass broken, cracked or damaged in, on and about the Leased Premises.

         (iv) Any other form of insurance that the Landlord or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Landlord and any mortgagee.

         The Tenant covenants and agrees to provide the Landlord with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Landlord may require. The Tenant agrees to provide same to the Landlord forthwith after notice has been given by the Landlord to the Tenant of its request. The Tenant's policy shall contain a waiver of subrogation in favour of the Landlord and those for whom the Landlord is in law responsible.

9.4      LIMITATION OF LANDLORD'S LIABILITY.   The Tenant agrees that:

         (i) the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building and Common Area Facilities howsoever occurring and in no event shall the Landlord be liable for:

                  (1) any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Common Area Facilities or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant; and

                  (2) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, maintenance, supervision or any other work in or about the Leased Premises or the Building or Common Area Facilities provided it is understood that the Landlord shall require its contractors to maintain insurance consistent with industry standards; and

                  (3) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

         (ii) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body have jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

9.5 INDEMNITY OF LANDLORD. The Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

              ARTICLE X-SUBORDINATION, ATTORNMENT AND CERTIFICATES

10.1 SUBORDINATION AND ATTORNMENT. The Tenant agrees that this Lease and all the rights of the Tenant hereunder are subject and subordinate to all mortgages now or hereafter existing (including deeds of trust and all instruments supplemental thereto) which may now or hereafter affect the Building or Common Area Facilities and to all renewals, modifications, consolidations, replacements and extensions thereof, provided such mortgagee has provided a non-disturbance agreement to the Tenant; provided that the Tenant whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage) shall attorn to such mortgagee as the Tenant upon all the terms of this Lease. Subject to the foregoing, the Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee such instrument of subordination or attornment, as the case may be, as may be required of it.

10.2 CERTIFICATES. The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee [including any trustee under a deed of trust and mortgage] designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rent payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

               ARTICLE XI-EVENTS OF DEFAULT AND REMEDIES

11.1 EVENTS OF DEFAULT AND REMEDIES. In the event of the happening of any one of the following events (hereinafter referred to as a "DEFAULT"):

         (a) the Tenant shall have failed to pay an instalment of Base Rent or of Additional Rent or any other amount payable hereunder when due. No notice shall be required in the event of a monetary Default;

         (b) there shall be a default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than the obligation to pay Base Rent, Additional Rent or any other amount of money) and such Default shall be continuing for a period of more than ten (10) days after written notice by the Landlord to the Tenant specifying the Default and requiring that it discontinue or such longer period as may be reasonably required in order to rectify such default provided that the Tenant commences curing the default within such 10 day period and thereafter diligently attempts to cure such default on a continuous and regular basis until such default is cured;

         (c) if any policy of insurance upon the Building or any part thereof from time to time affected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the

                  Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant, after receipt of notice in writing from the Landlord, shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance;

         (d) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease;

         (e) the Leased Premises shall be vacated or abandoned, without the prior written consent of the Landlord for seven (7) consecutive days or more while capable of being occupied;

         (f) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment; or

         (g) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, if a corporation, shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant;

         the Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

         (i) to remedy or attempt to remedy any Default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such Default shall be payable by the Tenant to the Landlord on demand;

         (ii) with respect to unpaid overdue Rent, to the payment by the Tenant of the rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to three percent (3%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located;

         (iii) to terminate this Lease forthwith by leaving upon the Leased Premises or by affixing to an entrance door to the Leased Premises notice terminating the Lease and to immediately thereafter cease to furnish any services hereunder and enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, re-possess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding; and

         (iv) to enter the Leased Premises as agent of the Tenant and as such agent to re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and upon giving ten
                  (10) days' written notice to the Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon the account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

11.5     PAYMENT OF RENT, ETC. ON TERMINATION.

         (a) Upon the giving by the Landlord of a notice in writing terminating this Lease under sub-paragraph 11.1 (iii) of this paragraph, this Lease and the term shall terminate, Rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination forthwith, and there shall immediately become due and payable forthwith in one lump sum, the next immediately ensuing three (3) months' Rent (calculated as if full Base Rent and Additional Rent are owing and not giving credit for any scheduled free Rent period). Upon termination of this Lease and the Term, the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may forthwith re-enter and take possession of them.

         (b) The Tenant shall pay to the Landlord on demand all costs and expenses, including lawyers' fees and disbursements incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease.

         (c) The Tenant shall pay to the Landlord, for any monetary Default, interest at a fixed rate per annum equal to the most favourable rate which the Landlord's principal bank will lend money on prime loans to commercial customers at the date when interest commences to run plus three percent (3%) per annum. Such interest shall run from the due date of such sum without the necessity of a demand until payment and shall be compounded semi-annually.

11.3 RENUNCIATION. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress.

                    ARTICLE XII-MISCELLANEOUS

12.1 REGISTRATION. The Tenant agrees with the Landlord not to register this Lease, but nevertheless if the Tenant desires to register a notice of this Lease, the Landlord agrees to execute a notice or acknowledgement, if required, sufficient for the purpose in such form as the Landlord and Tenant mutually approve provided in no event shall rental rates of this Lease be shown.

12.2 NOTICE. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or by facsimile transmission or mailed by prepaid registered mail addressed to the Landlord at 3650 Victoria Park Avenue, Suite #500, North York (Toronto), Ontario, M2H 3P7, and if to the Tenant, either delivered to the Tenant (or to an officer of the Tenant if the Tenant is a firm or corporation) or by facsimile transmission or mailed by prepaid registered mail addressed to the Tenant at the Leased

         Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid in Canada, upon the day when it was mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be mailed to it.

12.3 EXTRANEOUS AGREEMENTS. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any agreement to Lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

12.4 CONSTRUCTION. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had never been included. The headings and marginal sub-headings of clauses and sub-clauses are for convenience of reference and are not intended to limit, enlarge or otherwise affect their meanings.

12.5 NON-WAIVER. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord in respect of any such continuing or subsequent default or breach and no waiver shall be inferred or implied by anything done or omitted by the Landlord save only express waiver in writing.

12.6 ACCORD AND SATISFACTION. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Base Rent and Additional Rent from time to time due shall be deemed to be other than on account of the earliest stipulated Base Rent and Additional Rent due, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment of Base Rent or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Base Rent or Additional Rent or pursue any other remedy provided in this Lease.

12.7 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

12.8 TIME OF THE ESSENCE. Time shall be of the essence of this Lease and every part hereof.

12.9 NO PARTNERSHIP. Nothing contained herein shall be deemed or construed by the parties hereto, nor any third party, as creating the relationship of principal and agent, or a partnership, or a joint venture between the parties hereto, it being understood and agreed that none of the provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

12.10 FORCE MAJEURE. Except as herein otherwise expressly provided, if and whenever and to the extent that the Landlord or the Tenant shall be prevented delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing by reason of strikes or work stoppages or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof and the Tenant or Landlord, as the case may be, shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. Notwithstanding the foregoing, the Tenant acknowledges and agrees that this provision shall have no application to the Tenant's obligation to pay Rent in accordance with the strict provisions of this Lease.

12.11 CONTRA PROFERENTEM. The Parties acknowledge and agree that both parties have participated in the drafting of this Lease, and any rule of law providing that ambiguities shall be construed against the drafting party, shall be of no force or effect.

12.12 PLANNING ACT. This Lease is expressly conditional upon compliance with the land division provisions of the Planning Act R.S.O. 1990 (as it may be amended from time to time), if applicable.

12.13 ACCESS. The Tenant, its employees, invitees and customers and persons connected with the Tenant (subject and except as in this Lease provided) shall have the right in common with others entitled thereto from time to time to use the parking areas, driveways, walkways, lawns, ramps (if any) and other Common Areas in and about the Building from time to time. The Tenant shall not unreasonably block or in any manner hinder the Landlord, other tenants or other persons claiming through or under them or any of them who may be authorized by the Landlord to utilize the Common Areas from so doing. The Landlord may, acting reasonably, from time to time permit the Tenant to have the exclusive use of portions of the parking area which forms part of the Common Areas and to permit other tenants or other persons to have exclusive use of portions thereof.

12.14 TRANSFERS BY THE LANDLORD. The Landlord at any time and from time to time may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises or in the Building and lands of which the Leased Premises form a part, at any time and from time to time, may enter into any mortgage of the whole or any of its interest in the Building and Lands or in the Leased Premises. If the party acquiring such interest shall have agreed to assume and so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall, thereupon be released from all of its covenants and obligations under this Lease.

         The Landlord may assign its rights under this Lease to a lending institution as collateral security for a loan. If such assignment is made and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord this Lease shall not be cancelled or modified for any reason whatsoever except as provided for by the terms hereof or by law without the consent in writing of such lending institution.

12.15    OCCUPANCY PERMIT. [Deleted]

12.16 LEASED PREMISES. Save and except for any work to be performed by the Landlord as specifically set out herein, the taking of possession of the Leased Premises by the Tenant shall be conclusive evidence that the Tenant accepts the Premises in an "as is" condition and that the said Leased Premises were in good and satisfactory condition at the time possession was so taken.

12.17 SUCCESSORS AND ASSIGNS. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or a female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenants shall be deemed joint and several. All obligations of the Tenant or the Landlord under this Lease shall be deemed to be covenants whether or not expressed as same. No rights of the Tenant in this Lease shall be deemed to be personal, but shall accrue to the benefit of the Tenant's successors, permitted subtenants and assigns.

12.18 AREA DETERMINATION. In the event that any calculation or determination by the Landlord of the Rentable Area of any premises (including the Demised Premises) or the Building is disputed or called into question by the Tenant, it shall be calculated or determined by the Landlord's architect from time to time appointed for the purpose, whose certificate shall be conclusive and the cost of such certificate shall be borne by the Tenant.

                        ARTICLE XIII-OTHER PROVISIONS

13.1 COMMON AREAS. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

13.2 PARKING. The Tenant further acknowledges that the parking facilities in the Common Area Facilities are on a non-exclusive ("First Come", "First Serve Basis") and may be altered or diminished during the term or renewal thereof and the manner in which access is permitted may be altered. The monthly parking rate per space shall be the rate as determined by the Landlord from time to time in its sole discretion.

13.3     WINDOW COVERINGS. [Deleted]

13.4     LANDLORD'S WORK.

         The Landlord agrees to repaint the Leased Premises and the Tenant shall assist and co-operate with the Landlord in regard to the scheduling of such work. Except for such repainting, the Tenant agrees to lease the Leased Premises on as "as-is" basis.

13.5 CO-TENANCY. This Lease is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "Fund"), trustees, officers, directors, employees or agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by this Lease. Only the co-tenancy interests of Menkes Office Parks Ltd. ("Menkes") and Investors Group Trust Co. Ltd. ("Investors Group") shall be bound hereby and the obligations hereunder are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group hereunder shall, in every case, be several and proportionate and not either joint or joint and several.

IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease.

                               MENKES OFFICE PARKS LTD.

                               Per: /s/ illegible
                                   _____________________________________________
                                   (I/We have authority to bind the Corporation)

                               INVESTORS GROUP TRUST CO. LTD.
                               as trustee for
                               INVESTORS REAL PROPERTY FUND

                               Per: /s/ Robert G. Darling
                                   _____________________________________________
                                   (I/We have authority to bind the Corporation)
                                      ROBERT G. DARLING Vice President

                               Per: /s/ Murray J. Mitchell
                                   _____________________________________________
                                   (I/We have authority to bind the Corporation)
                                      MURRAY J. MITCHELL Assistant Secretary

                               WALL DATA INCORPORATED

                               Per: /s/ Richard H. Van Hoesen
                                   _____________________________________________
                                   (I/We have authority to bind the Corporation)
                                      RICHARD VAN HOESEN
                                        VP FINANCE, CO

01/96

                                 SCHEDULE "A"

Lots 4 & 5 , Plan 65M-2139, in the Town of Richmond Hill, in the Regional Municipality of York.

                                 SCHEDULE "B"

                                 [FLOOR PLAN]

                          Base Building Grid 1500 x 1500
PREPARED BY:                      1595 16th Ave.                 [MENKES LOGO]
  [LOGO]                           Third Floor                     491-2222
                              Richmond Hill, Ontario

                                  SCHEDULE "C"

                              RULES AND REGULATIONS

The Rules and Regulations may differentiate between different types of businesses in the Building but the Rules and Regulations will be adopted and promulgated by the Landlord acting reasonably and in such manner as would a prudent Landlord of a reasonably similar office building. The Tenant's failure to keep and observe the Rules and Regulations now or from time to time in force constitutes a default under this Lease in such manner as if the same were contained herein as covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Building as in the Landlord's absolute and unfettered discretion are from time to time needed for the safety, care, cleanliness and more efficient operation of the Building and for the preservation of good order therein. Notice of the Rules and Regulations and amendments and supplements, if any, shall be given to the Tenant and the Tenant shall thereupon comply with and observe all such Rules and Regulations provided that no Rules and Regulations shall contradict any terms, covenants and conditions of this Lease. The Rules and Regulations as at the Commencement Date are as follows:

1. The Tenant shall not place any debris, garbage, trash or refuse or permit same to be placed or left in or upon any part of the Building outside of the Leased Premises and the Tenant shall not allow any undue accumulation of any debris, garbage, trash or refuse in or outside of the Leased Premises.

2. The Landlord shall permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use during such hours as the Landlord deems reasonable in common with others entitled thereto of the main entrance and stairways, corridors, elevators or other mechanical means of access leading to the Leased Premises. At times other than during such hours as the Landlord deems reasonable the Tenant and the employees of the Tenant shall have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations and shall be required to satisfactorily identify themselves and to register in any book which may at the Landlord's option be kept by the Landlord for such purpose. If identification is not satisfactory, the Landlord is entitled to prevent the Tenant or the Tenant's employees or other Persons lawfully requiring communication with the Tenant from having access to the Building. In addition, the Landlord is not required to open the door to the Leased Premises for the purpose of permitting entry therein to any Person not having a key to the Leased Premises.

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Leased Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during such hours as the Landlord deems reasonable.

5. The sidewalks, entrances, passages, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entrances, corridors and passages not within the Leased Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it deems advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its absolute and unfettered discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only by prior arrangement with the Landlord. No Tenant shall employ anyone to do its moving in the Building other than the staff of the Building, unless permission to employ anyone else is given by the Landlord and the reasonable cost of such moving shall be paid by the Tenant. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

7. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied to the Landlord for each entrance door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key. If additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff will have keys to the outside entrance doors of the Building.

8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not (a) let the water run unless it is in actual use, (b) deface or mark any part of the Building, (c) drive nails, spikes, hooks or screws into the walls or woodwork of the Building, or (d) bore, drill or cut into the walls or woodwork of the Building in any manner or for any reason.

9. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

10. The Tenant shall not permit any cooking of any foods or liquids in the Leased Premises without the written consent of the Landlord.

11. Canvassing, soliciting and peddling in or about the Building and in the parking facilities of the Building are prohibited.

12. It shall be the duty of the Tenant to assist and co-operate with the Landlord in preventing injury to the Leased Premises.

13. No flammable oils or other flammable, dangerous or explosive material save those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Leased Premises.

14. No bicycles or other vehicles shall be brought within the building without the consent of the Landlord.

15. No animals or birds shall be brought into the Building without the consent of the Landlord.

16. The Tenant shall not install of permit the installation or use of any machine dispensing goods for sale in the Leased Premises or the Building or permit the delivery of any food or beverage to the Leased Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only Persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering foods or beverages to the Leased Premises.

17. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord.

18. The Tenant shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved window coverings.

19. Any hand trucks, carryalls, or similar appliances used in the Building with the consent of the Landlord, shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord requires.

20. The Tenant shall not place or maintain any supplies, merchandise or other articles in any vestibule or entry of the Leased Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Leased Premises or the Building.

21. The Tenant shall not commit or suffer or permit to be committed any waste upon, or damage to, or disfiguration of the Leased Premises or any nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building or which unreasonably disturbs or interferes with or annoys any Person, nor perform any acts or carry on any practices which may damage the building.

22. The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord, nor use such name for any purpose other than that of the business address of the Tenant, provided that the Tenant may use the municipal number of the Building assigned to it by the Landlord instead of the name of the Building.

23. The Tenant shall not install or allow on the Leased Premises any transmitting device, nor erect any aerial on the roof of the Building or on any exterior walls of the Leased Premises. Any such installations shall be subject to removal by the Landlord without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

24. The Tenant shall not use any travelling or flashing lights or signs or any loudspeakers, television, phonographs, radio or other audio visual or mechanical devices in a manner so that they can be heard or seen outside of the Leased Premises. If the Tenant uses any such equipment without receiving the prior written consent of the Landlord, the Landlord shall be entitled to remove such equipment without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

25. The Landlord shall have the right to restrict access to the elevators for move-in and move-out purposes. The Tenant shall consult prior to taking or giving up occupation of the Leased Premises in order to obtain an elevator schedule from the Landlord.

26. If the Tenant requires the supply of water, electricity, heating, air conditioning or any other utility or service after the normal hours during which the Landlord supplies same or on a weekend or holiday, the Tenant shall purchase its requirements for those utilities or services from the Landlord and the Tenant shall pay to the Landlord as Additional Rent forthwith upon demand the cost of same at the rates current from time to time set by the Landlord.
         The Tenant acknowledges that at least twenty-four hours' prior written notice must be given to the Landlord in the event that the Tenant requires the supply of utilities after the hours the Landlord normally supplies same.

27. There shall be no smoking allowed in any part of the Building including the Leased Premises and all public areas which shall include, but not be limited to washrooms, elevators, elevator lobbies, common area hallways, stairwells, etc.

                                    SCHEDULE "D"

                           WALL DATA STANDARD LEASE RIDER

This Lease Rider ("Rider") is attached to and incorporated by reference into the lease (the "Lease") between Wall Data Incorporated as Tenant and as Landlord, with respect to premises known as suite 303 (the "Premises") of the building located at 1595 16th Avenue, Richmond Hill, Ontario (the "Building") (this Rider, together with the Lease, are hereinafter referred to as the "Lease"). Notwithstanding anything to the contrary in the Lease, Landlord and Tenant agree as follows. In the event of any inconsistency between the terms of the Lease and the terms of this Rider, this Rider shall prevail.

1.   PAYMENT OF RENT

     All monthly payment of rent, additional rent, and other sums of money due from Tenant to Landlord under the terms of the Lease shall be payable on the 1st day of the month, provided that the Tenant shall not be treated as being in default under the Lease unless rent remains unpaid by the 10th day of the month.

2.   USE

     The Premises shall be used for general office purposes, computer program development and marketing, and uses incidental thereto, and for no other purpose without the prior written consent of the Landlord which shall not be unreasonably withheld, delayed or conditioned. Tenant shall comply with all governmental rules, orders, regulations, and requirements relating to the use and occupancy of the Premises, except that Tenant shall not be required to make any capital improvements.

     Tenant shall not allow use of the Premises in a manner which increases Landlord's insurance premiums, in a manner which interferes with any other tenant in the Building, in a manner which creates undue noise or vibration, or for any illegal purpose. Tenant shall not use, store or dispose of any hazardous or toxic waste or materials in the Premises or Building at any time, except in small amounts as ordinarily and customarily used for general office purposes, and then strictly in accordance with all applicable laws, rules, regulations and ordinances.

3.   SURRENDER

     Upon expiration of the term or sooner termination of the Lease, the Premises shall be surrendered to Landlord in reasonable condition, ordinary wear and tear, and damage from fire and other casualty and condemnation excepted.

4.   LANDLORD'S SERVICES

     Landlord agrees that the following utilities and services will be available at or to the Premises at the times and in the manner that they are ordinarily and customarily available in an office building of the quality and in the vicinity of the Building:

   (a)   electricity;
   (b)   natural gas;
   (c) hot and cold water for drinking, rest room and office cleaning purposes;
   (d)   heating, ventilation and air conditioning
   (e)   24 hour access to the Premises;
   (f)   telephone service;
   (g)   computer cabling;
   (h)   passenger and freight elevator service;
   (i)   sprinkler riser monitoring;
   (j)   janitorial and cleaning services; and
   (k)   window washing services

     All such utilities and services shall be paid for as set forth in the Lease. Interruption of utilities or services shall not be deemed an eviction or excuse performance of any of Tenant's obligations under this Lease or render Landlord liable for damages, except that Landlord shall be liable for damages arising from interruption of utilities or services due to the negligence or willful misconduct of Landlord, it agents, or employees. If interruption of utilities and services or any other cause renders the Premises untenantable for their intended purposes for more than ten (10) business days, then Tenant's obligations to pay rent shall abate for the time that the Premises are so untenantable.

5.   MAINTENANCE BY LANDLORD

     Landlord shall maintain the Building in a first class condition comparable to other buildings in the vicinity of like quality and use. Landlord shall maintain in good condition (normal wear and tear excepted) the structural and exterior components of the Building including, without limitation, the foundations, bearing and exterior walls, subflooring, roof unexposed electrical, plumbing and sewage systems and heating, ventilating and air conditioning systems. Landlord shall also maintain in good condition and repair the common areas (including light bulbs), elevators, alarm monitoring, building systems including without limitation plumbing and electrical systems, parking areas, lobbies, stairwells, restrooms, and outdoor landscaping. Landlord shall not be obligated to repair or replace any fixtures or equipment installed by or for Tenant and Landlord shall not be obligated to make any repair or replacement occasioned by any act or omission of Tenant, its employees, agents, invitees, or licensees.

6.   HAZARDOUS SUBSTANCES

     To the best of Landlord's knowledge, after reasonable inquiry, there are no hazardous waste or substances in the soil or groundwater of the real property on which the Building is located and Landlord has not disposed of or approved any disposal by any other party of any hazardous wastes or substances on or from the Building or real property. Landlord shall indemnify, defend and save Tenant harmless for any and all cleanup costs, charges, fees and penalties imposed by any governmental authority with respect to the use, disposal, transportation, generation or sale of hazardous substances or hazardous wastes on for from the Building or real property except such use, disposal, transportation, generation or sale by Tenant.

7.   ADDITIONAL PROVISION CONCERNING OPERATING EXPENSES

     Notwithstanding anything to the contrary contained in the Lease, the following items shall be excluded (or, as applicable, deducted) from the calculation of Tenant's share (if any) of operating costs and expenses of the
Building:

    (a) the cost of repairs or other work occasioned by fire, windstorm or other casualty or loss in excess of the insurance proceeds therefor (or, if greater, the proceeds that would have been available had Landlord maintained the insurance required to be maintained by Landlord pursuant to this Lease);

    (b) costs resulting from the correction of any latent construction defects in all or any portion of the Building, or any condition that is, as of the date of this Lease, not in compliance with applicable laws, codes, rules or regulations;

    (c)   costs of initial landscaping;

    (d)   rental concessions or lease buyouts;

    (e) the costs of renovating or otherwise improving or decorating, painting or redecorating space (exclusive of common areas) for any tenants or other occupants of the Building, including, without limitation, Tenant;

    (f) the amounts by which the cost of any work or service performed for and electricity applied to any tenant or occupant (other than Tenant) exceeds the greater of (i) the cost of the standard amount or level of such work, service or electricity provided to tenants or occupants of the Building in general, or (ii) the cost of the amount or level of work, service or electricity made available by Landlord to Tenant under this Lease;

    (g)   depreciation except as specifically provided hereunder;

    (h)   premium rates paid on service or other contracts;

    (i) overhead or profit paid to Landlord, subsidiaries or affiliates of Landlord, for services on or to the Building if and to the extent the cost therefor exceeds competitive costs for such services in comparable first-class office buildings located within five (5) miles of the Building were they not so rendered by Landlord, or by a subsidiary or affiliate of Landlord;

    (j) payment of principal interest or other payments of any kind on any deeds to secure debt, mortgages, ground or underlying leases, or other hypothecations for security of all or any part of the Building by Landlord;

    (k) rents payable in connection with any ground or underlying lease of all or any portion of the Building;

    (l) Landlord's general overhead and any other expense not directly related to the Building;

    (m) all items, services and/or goods for which Tenant or any other tenant, occupant, person or other party is obligated to reimburse Landlord or to pay third parties;

    (n) advertising and promotional expenses with respect to leasing space in or selling the Building;

    (o) brokerage, legal and professional fees expended by Landlord in connection with negotiating and entering into any leases and any related instruments (including, without limitation, guaranties, surrender agreements, leasing amendments and consents to assignment or subletting) with any tenant or other occupant of any portion of the Building, and the enforcement of any such instruments; or which are expended or incurred by Landlord in connection with the negotiating and entering of sale, ground lease, financing, partnership or similar transaction pertaining to the Building or any portion thereof, and/or to Landlord or an interest in Landlord, including without limitation, promissory notes, security deeds, mortgages, ground or master leases, purchase and sale agreements, options, and any and all similar and/or related documents, instruments and agreements;

    (p)   estate, inheritance, gift franchise and income taxes of Landlord;

    (q) wages, salaries and other compensation paid to employees of the Landlord at the Building who are at or above the level of Building manager or district manager to the extent of time dedicated to the management of the Building;

    (r) the costs and expenses of maintenance and operating of any parking facility in or serving the Building except to the extent that they exceed any revenues for parking received from such operation;

    (s) all items that would be capitalized under generally accepted accounting principles provided that the Landlord shall be entitled to amortize all such costs over the useful life of the item being replaced;

    (t) the cost of defending against claims in regard to the existence or release of hazardous substances or materials at the Building and costs of any clean-up of any such hazardous substances or material (except with respect to those costs for which Tenant is otherwise responsible pursuant to the express terms of this Lease);

    (u) costs and expenses incurred in connection with compliance with or the contesting or settlement of any claimed violation of law or requirements of law;

     (v) interest, penalties or damages incurred by Landlord for late payment of taxes or assessments or under any agreement to which Landlord is a party by reason of the breach or default of Landlord;

     (w) expenses incurred in connection with relocating tenants in the Building;

     (x) the cost of installing, operating and maintaining any specialty service or special facility such as an observatory, broadcasting facilities, health club, cafeteria, or dining facility or luncheon club, other than those facilities generally made available to tenants of the Building without cost;

     (y) the cost of acquiring, securing, cleaning and maintaining works of art;

     (z) amounts received by Landlord through proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in Building operating costs charged to tenants;

     (aa) costs related to public transportation, transit or van pools; and

     (bb) all other items for which Tenant or any other tenant, occupant or other party compensates Landlord, so that no duplication of payments by Tenant or to Landlord shall occur.

8.   ASSIGNMENT AND SUBLETTING BY TENANT

     Neither this Lease nor any right hereunder may be assigned, transferred, encumbered, or sublet in whole or in part by Tenant, by operation of law or otherwise, without Landlord's prior consent, which shall not be unreasonably withheld, condition, or delayed, No ASSIGNMENT or sublease shall relieve Tenant of its liabilities hereunder and Tenant shall continue to be primarily liable therefor. No consent to any assignment or subleases shall be deemed a consent to any further assignment or sublease. No merger, consolidation, reorganization or change in ownership of or the power to vote any proportion (including a majority) of Tenant's outstanding voting stock, shall constitute an assignment.

     Landlord hereby consents to an assignment of this Lease or a subletting of all or part of the Premises to (a) a parent of Tenant, the parent of such parent, or a wholly owned subsidiary of Tenant, of such parent, or of the parent of such parent and (b) any entity to whom Tenant sells all or substantially of its assets provided that any such entity expressly assumes all Tenant's obligations hereunder.

9.   SIGNS

     Landlord shall display Tenant's name and location on the Building directory.

10.  TRANSFER OF PREMISES BY LANDLORD

     Landlord may, at Landlord's sole option, sell the Building or the property on which the Building is located and/or assign this Lease or any of Landlord's rights hereunder. In the event of any such sale and/or assignment by Landlord, Landlord shall not be released and relieved of Landlord's duties, obligations or liability under any of the covenants and obligations contained in or derived from this Lease unless the purchaser at such sale or any subsequent sale, and/or the assignee if Landlord assigns this Lease, assumes and agrees to carry out any and all of the covenants, duties and obligations of the Landlord under this Lease ("Assumption"). In any event, Landlord shall not be released or relieved from any covenants or obligations or liability under the lease arising or incurred prior to the date of the Assumption.

11.      SUBORDINATION AND NONDISTURBANCE AGREEMENT

         The Lease is and shall be prior to any mortgage recorded after the date of the Lease affecting the Building. If, however, a lender requires that this Lease be subordinate to any mortgage, this Lease shall be subordinate to that mortgage only if Landlord first obtains from the lender a written nondisturbance agreement in commercially reasonable form that provides substantially the following:

As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures taken under the mortgage, shall affect Tenant's rights under this Lease.

         Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute a written agreement reasonably required by any lender to accomplish the purpose of this Section.

12.      RELEASE AND WAIVER OR SUBROGATION

         Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or tangible personal property of the other or of any third party occurring in or about the Premises of Building, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if such loss or damage would fall within the scope of a fire and extended coverage (all risk) policy of insurance, whether or not the party suffering the loss actually maintained such insurance. Each party shall obtain from its respective insurer under each insurance policy it maintains a waiver of all rights of subrogation which the insurer of one party may have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such a waiver.

13.      DISCRETION TO BE EXERCISED REASONABLY

         Whenever, under the terms of this Lease, either party shall have the right to exercise its discretion, or to grant or withhold its consent, that party shall exercise its discretion reasonably, and shall not unreasonably withhold or delay its consent.

14.      LANDLORD'S INDEMNIFICATION

         Except as otherwise provided in this Section 14, Landlord shall indemnify, defend (using legal counsel acceptable to Tenant) and save Tenant, its board, officers, agents, employees and contractors harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Tenant's personnel and overhead costs and attorney's fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation) resulting from any actual or alleged loss of or damage to, any property arising out of or in connection with (i) Landlord's breach of its obligations under the Lease, or (ii) any act or omission of Landlord, or any partner, officer, agent or employee of Landlord, or of any such entity in or about the Building outside the Premises. Landlord agrees that the foregoing indemnity with respect to acts or omissions during the term of the Lease shall survive termination or expiration of the Lease. The foregoing indemnity is specifically and expressly intended to constitute a waiver of Landlord's immunity under any applicable workmen's compensation law, to the extent necessary to provide Tenant with a full and complete indemnity from claims made by Landlord and its employees, to the extent of their negligence.

15.      NOTICE

         Any notice required to be given to Tenant shall be sent via facsimile, overnight express mail or U.S. mail, postage prepaid, addressed as follows:

              Wall Data Incorporated
              11332 NE 122nd Way
              Kirkland, WA 98034
              Attention:   Facilities Manager
              Fax Number: 206-814-4368

Notices shall be effective upon receipt.

                              EXTENSION OF LEASE

THIS EXTENSION OF LEASE made this 15th day of September, 1998

BETWEEN:

                    MENKES OFFICE PARKS LTD. and
                    INVESTORS GROUP TRUST CO. LTD. as Trustee for
                    INVESTORS REAL PROPERTY FUND

                    (HEREINAFTER called the "LANDLORD")
                                             OF THE FIRST PART
                     - and -

                    WALL DATA INCORPORATED
                    (HEREINAFTER called the "TENANT")
                                             OF THE SECOND PART

WITNESSETH

WHEREAS:

A. By a lease dated the 8th day of July, 1996 (herein called the "LEASE") made between the Landlord and the Tenant, the Landlord leased to the Tenant the premises municipally known as 1915 16th Avenue, Suite 303, Richmond Hill, Ontario (the "PREMISES") for a term of two (2) years from October 1, 1996 upon the terms and conditions therein set forth in the Lease;

B. The Tenant has requested the Landlord grant to it this Extension of the LEASE for the Premises for a further term of two (2) years (the "EXTENSION TERM") from the 1st day of October, 1998 on the terms hereinafter set forth and the Landlord has agreed to do so.

Now in consideration of the mutual covenants hereinafter contained the Parties agree as follows:

1. The Landlord hereby leases to the Tenant the Premises subject to the payment on the same days and in the like manner of Base Rental and additional rent save and except that the Base Rental for the Extension Term shall be as follows:

     (a) from the 1st day of October, 1998, until the 30th day of September, 1999 shall be in the amount of $52,752.00, Canadian currency, per annum and the Base Rental monthly payments shall be in the amount of $4,396.00, Canadian currency, per month plus G.S.T.;

     (b) from the 1st day of October, 1999 until the 30th day of September, 2000 shall be in the amount of $57,148.00, Canadian currency, per annum and the Base Rental monthly payments shall be in the amount of $4,762.33, Canadian currency, per month plus G.S.T.;

     The Extension Term shall be for two (2) years commencing on the 1st day of October, 1998 and terminating on the 30th day of September, 2000 and subject to and with the benefit of the Tenant's and Landlord's covenants, provisos and conditions contained in the Lease.

2. Provided it is mutually agreed and understood that if the Tenant duly and regularly pays the Base Rental and additional rental and performs all of the provisos and agreements contained in the Lease and this Extension of Lease on the part of the Tenant to be performed, and provided further that the Tenant is not habitually in default under the terms of the Lease and this Extension of Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Extension Term hereof, upon written request of the Tenant, grant to the Tenant a further extension of the Lease, as extended, for a further period of two (2) years upon the same terms and conditions as contained herein, save as to the Base Rental rate, save as to any Landlord's Work, save as to any further right of extension and in an "as is" condition. Provided always that the Tenant shall have given to the Landlord 180 days' notice in writing before the expiration of the Extension Term of its desire to have such extension. The Base Rental rate for such extension term shall be at the then fair market rate at the time of the exercise by the tenant for similar premises in a similar area and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the base rental rate for such extension term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect to refuse to name its arbitrator in the time period specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The Arbitrators shall have all the power given by the Arbitrations Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

     In no event shall the base rental for the extension period be less than the highest Base Rental payable under the final year of the Extension Term.

     If the award of the arbitrators is not given before the commencement date of such extension term, then the Tenant shall commence paying base rental at the market rate as determined by the Landlord together with additional rental, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the extension term.

     The extension of lease form shall be prepared by the Landlord at its own expense.

3. The Landlord and Tenant hereby mutually covenant that they will perform and observe the several covenants, provisos and conditions in the Lease as fully as if such covenants, provisos and conditions have been repeated herein in full with such modifications only as are necessary to make them applicable to this Extension of Lease. It is further understood and agreed that any clauses in the Lease relating to Landlord's work, Base Rental free or additional rent free periods, Landlord's warranties, early occupancy, early access, additional rent estimates and any other such tenant inducements are not applicable to this extension term unless otherwise stated herein.

4. The Tenant covenants and agrees to deliver to the Landlord forthwith upon execution of this Extension of Lease a cheque in the amount of $2,743.83 which, when added to the amount being held by the Landlord as a security deposit, will provide the Landlord with a sum equal to the last month's base rental for a security deposit.

5. The Landlord shall, at its own expense, and in accordance with its standard plans and specifications, complete the following work to the
     Premises:

     1. Repaint the Premises. Paint colour to be chosen by Tenant from Landlord's standard samples.
     2.  Shampoo carpet and glue/repair any pulls in carpet.

     Tenant agrees to move within the premises any of its furniture, equipment, etc., at its own cost, to allow the Landlord unimpeded access in order to complete its work;

6. This Agreement is not personally binding upon and resort shall not be had nor shall recourse or satisfaction to be sought from the private property of any of the unit holders of Investors Real Property Fund (the "FUND"), trustees, officers, directors, employees of agents of the trustee or manager of the Fund, it being intended and agreed that only the property of the Fund shall be bound by this Agreement. Only the co-tenancy interests of Menkes and Investors Group shall be bound hereby and the obligations hereunder are not binding upon either of Menkes or Investors Group in any other respect nor shall resort be had to any other property of any of Menkes or Investors Group. The rights and obligations of each of Menkes and Investors Group hereunder shall, in every case, be several and proportionate and not either joint or joint and several.

7. The Parties agree to execute such further and other documentation as may be necessary to give this Extension of Lease full force and effect.

8. This Extension of Lease shall be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto.

IN WITNESS WHEREOF the Parties have hereunto set their hands and seals or caused their corporate seals to be affixed, duly attested by the hands of their proper signing officers in that behalf.

SIGNED, SEALED AND DELIVERED)MENKES OFFICE PARKS LTD.
IN THE PRESENCE OF          )
                            ) Per:         Illegible
                            )     ---------------------------------
                            )     Name:
                            )     Title:
                            )
                            ) INVESTORS GROUP TRUST CO. LTD. AS
                            ) TRUSTEE FOR INVESTORS REAL PROPERTY
                            ) FUND
                            ) Per:         Illegible
                            )     ---------------------------------
            SEAL            )     Name:
                            )     Title:
                            )
                            ) WALL DATA INCORPORATED
                            )
                            ) Per:         Illegible
                            )     ---------------------------------
                            )     Name:
                            )     Title:

          OFFER TO SUBLEASE


          B E T W E E N :


          WALL DATA INCORPORATED
          (SUBLANDLORD)

          - AND -

          CHANGEPOINT CORPORATION
          (SUBTENANT)



------------------------------------------------------------------------------

                     COLLIERS MACAULAY NICOLLS (ONTARIO) INC.
                                    (AGENT)

------------------------------------------------------------------------------

                                                              Patrick E. Cowie
                                                             492-2001 ext. 437
                                                                   John Paddon
                                                             777-2200 ext. 275

                                OFFER TO SUBLEASE

25th day of January, 2000

                               1595 SIXTEENTH AVENUE
                                  (the "Building")

TO:  WALL DATA INCORPORATION
     ("SUBLANDLORD")

WE,  CHANGEPOINT CORPORATION
     ("SUBTENANT")

hereby offer to sublease from the Sublandlord, through Colliers Macaulay Nicolls (Ontario) Inc., ("Agent") upon the following terms and conditions, approximately 4,396 square feet of Rentable Area (hereafter referred to as the "Subleased Premises") in the Building located at 1595 Sixteenth Avenue, Toronto, Ontario being a portion of the third (3rd) floor.

The area of the Subleased Premises is shown outlined in heavy black on the plan attached hereto as Schedule "A".


1.   TERM

     The Term of the lease shall be seven (7) months commencing on the 1st day of March, 2000 (the "Commencement Date") and ending on the 30th day of September, 2000, (the "Termination Date").


2.   GROSS RENT

     Based on the Subleased Premises containing approximately 4,390 square feet of Rentable Area, the Subtenant shall pay to the Sublandlord the following gross rent (the "Gross Rent") payable in advance on the 1st day of each and every month during the Term in accordance with the following schedule:

       $8,571.43 PER MONTH GROSS, PLUS APPLICABLE G.S.T., CANADIAN DOLLARS

     Gross rent includes all net or basic rent and the provision for realty taxes, hydro and operating costs.

OFFER TO SUBLEASE                                                      Page 2


3.   "AS IS" CONDITION

     The Premises shall be accepted on an "as is" basis. The Subtenant shall be permitted to install new leasehold improvements or make alterations to the existing leasehold improvements upon approval by the Sublandlord and Head Landlord, subject to the provisions as contained in the Head Lease.


4.   SUBLANDLORD'S WORK

     The Sublandlord will complete the following work in the Subleased Premises at its expense prior to the Commencement Date:

     (a)  Subleased Premises clean and free of debris or garbage; and


5.   FURNITURE

     THE SUBLANDLORD WILL INCLUDE FOR THE SUBTENANT ALL EXISTING FURNITURE IN THE SUBLEASED PREMISES AT NO ADDITIONAL COST TO THE SUBTENANT. ALL FURNITURE WILL BECOME THE PROPERTY OF THE SUBTENANT UPON THE COMMENCEMENT DATE.


6.   DEPOSIT

     A CHEQUE FOR SEVENTEEN THOUSAND ONE HUNDRED AND FORTY TWO DOLLARS AND EIGHTY SIX CENTS ($17,142.86) (the "Deposit") payable to the Agent, Colliers Macaulay Nicolls, in trust, shall be tendered within five (5) business days of unconditional acceptance of this agreement to apply as a deposit and to be applied in payment of the first rents due hereunder. Such Deposit shall be held by the Agent "in Trust" in an interest bearing account with interest credited to the Subtenant until the Commencement Date or as otherwise agreed between the parties.


7.   HEAD LEASE

     The Subtenant shall abide by the terms and conditions of the Head Lease dated July 8, 1996 and as extended October 15, 1998 between Menkes Office Parks Ltd., Investors Group Trust Company Ltd. As Trustee for Investors Real Property Fund (herein referred to as "Head Landlord") and Wall Data Incorporated (herein referred to as "Sublandlord"). The Subtenant acknowledges receiving a true copy of the Head Lease Agreement.

OFFER TO SUBLEASE                                                      Page 3


8.   SUBLEASE

     Should the parties so elect, a Sublease Agreement shall be executed and shall be in the Head Landlord's standard form, incorporating the terms of this Offer (the "Sublease") and subject to the changes as are mutually agreed upon by the Sublandlord, Subtenant and Head Landlord acting reasonably. The form of Sublease shall be prepared by the Head Landlord and shall be delivered by the Head Landlord to the Subtenant or Sublandlord within ten (10) days after acceptance of this Offer. If required, the Sublease shall be executed and delivered by the Subtenant to the Sublandlord within thirty (30) days of receipt by the Subtenant but in any event before commencement of any construction and before the date of Commencement of the Term and prior to the Subtenant taking occupancy.


9.   FIXTURING PERIOD & EARLY OCCUPANCY

     The Subtenant shall have access to the Building and Subleased Premises for the purposes of planning, engineering, design and staff announcements free of any Basic Rent of Additional Rent charges.

     Provided the Sublease has been executed by both parties or upon written approval of the Sublandlord and Head Landlord, the Subtenant will have access to the Subleased Premises free of Basic Rent, Additional Rent and Hydro immediately upon unconditional acceptance by both parties of this Agreement until the Commencement Date for the purpose of carrying out the Subtenant's Work ("Fixturing Period"). During said Fixturing Period, there shall be no supervision fees payable by the Subtenant relating to the initial construction of the

OFFER TO SUBLEASE                                                      Page 4


     Subtenant's leasehold construction. Contractor(s) must abide by the Building's rules and regulations relating to construction, as per the Head Lease.


10.  PARKING

     The Subtenant shall be entitled but not obligated during the Term of the Sublease to have the use of up to twelve (12) unreserved parking stalls located in the parking facility of the Building at no additional cost AS PER THE HEADLEASE.


11.  USE

     The Subtenant shall use the Subleased Premises as an office for the provision a general sales and administrative office in all its aspects as offered by the Subtenant, in accordance with existing zoning by-laws.


12.  ASSIGNMENT/SUBLET

     The Subtenant shall not assign this Offer to Sublease or the Sublease resulting herefrom or sublet or part with possession of all or part of the Subleased Premises or mortgage or encumber the Sublease without the prior written consent of the Sublandlord and Head Landlord and in accordance with the terms of the Sublease, which consent shall not be unreasonably withheld or delayed.


13.  NO REPRESENTATIONS

     There are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this agreement expressed or implied, collateral or otherwise, except as expressly set forth herein and in the Sublease.


14.  HEAD LANDLORD APPROVAL - CONDITION

     This Offer to Sublease shall be subject to the approval of the Head Landlord as contained in the provisions of the Head Lease.


15.  NO RESTORATION

     The Subtenant shall not be required to return the Subleased Premises to base building condition or remove its leasehold improvement at the expiry of the sublease term or earlier

OFFER TO SUBLEASE                                                      Page 5


     termination thereof. The Subtenant shall have the right but not the obligation to remove its fixtures, subject to the Sublandlord's approval, acting reasonably, provided any damage is repaired by the Subtenant.


16.  SIGNAGE

     The Subtenant shall be permitted to have Building standard directory board signage at the cost of the Subtenant.


17.  TIME OF THE ESSENCE

     Time shall be of the essence of this agreement and the transactions contemplated herein, provided that the time for doing or completing any matter herein may be amended by an agreement in writing signed by both parties.


18.  DEFINITIONS

     Words defined in the Sublease and used herein shall have the same meaning ascribed to them by the Head Lease.


19.  ENUREMENT

     This Offer and the agreement resulting herefrom shall enure to and be binding upon the parties hereto there, and their respective successors and assigns.


20.  WAIVER TO AGENT

     The parties to this agreement acknowledge that the Agent has recommended that they obtain advice from their legal Counsel prior to signing this document. The parties further acknowledge that the information provided by the Agent is not legal, accounting, environmental or tax advice, and the parties are cautioned not to rely on any such information without seeking specific legal, accounting, environmental or tax advice with respect to their unique circumstances.


21.  G.S.T.

     All amounts referred to in this Offer are quoted prior to inclusion of goods and services taxes.

OFFER TO SUBLEASE                                                      Page 6


22.  NOTICE

     Any notice, document or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered to:

     SUBLANDLORD:  WALL DATA CORPORATION
                   (NOW OPERATING AS NETMANAGE)
                   11332 N.E. 122ND WAY
                   KIRKLAND, WA
                   U.S.A. 98034-6931
                   ATTN: MATT ROYAL, FACILITIES MANAGER
                   PH: 425-814-3307
                   FX: 425-814-4368

     SUBTENANT:    CHANGEPOINT CORPORATION
                   1595 SIXTEENTH AVENUE
                   SUITE 700
                   RICHMOND HILL, ONTARIO
                   CANADA L4B 3N9
                   ATTN: JOHN ANHANG, CFO AND VICE PRESIDENT
                   PH: 905-886-7000
                   FX: 905-886-7023

OFFER TO SUBLEASE                                                      Page 7


23.  TIME FOR ACCEPTANCE

     This Offer shall be irrevocable and open for acceptance until 3:00 p.m. on the 22st day of February, 2000 after which time, if not accepted, this Offer shall be null and void and the Deposit shall be returned in full.

     Acceptance of this Offer may be communicated by facsimile transmission of an accepted Offer or by delivery of such facsimile without limiting other methods of communicating acceptance available to the parties.


Dated at    Richmond Hill    this    14th    day of    February   , 2000.
         -------------------      ----------        --------------


                                       CHANGEPOINT CORPORATION

[ILLEGIBLE]                            per: /s/ John Anhang
-----------------------                     -------------------------
Witness                                                          Date

                                       Title: VP & CFO
                                              -----------------------


                                   ACCEPTANCE

We hereby agree that the above correctly sets forth the terms of our agreement and undertake to carry out the provisions thereof.


Dated at ___________________ this __________ day of ______________, 2000.


                                       WALL DATA INCORPORATED

_______________________                per: _________________________
Witness                                                          Date

                                       Title: _______________________

                                  SCHEDULE "A"

Attached hereto and forming an integral part of this Offer to Sublease between WALL DATA INCORPORATED (Sublandlord) and CHANGEPOINT CORPORATION (Subtenant) to be initialled by both parties for identification purposes.
-------------------------------------------------------------------------

          OFFER TO SUBLEASE


          B E T W E E N :


          WALL DATA INCORPORATED
          (SUBLANDLORD)

          - AND -

          CHANGEPOINT CORPORATION
          (SUBTENANT)



------------------------------------------------------------------------------

                     COLLIERS MACAULAY NICOLLS (ONTARIO) INC.
                                    (AGENT)

------------------------------------------------------------------------------

                                                              Patrick E. Cowie
                                                             492-2001 ext. 437
                                                                   John Paddon
                                                             777-2200 ext. 275

                                OFFER TO SUBLEASE

25th day of January, 2000

                               1595 SIXTEENTH AVENUE
                                  (the "Building")

TO:  WALL DATA INCORPORATION
     ("SUBLANDLORD")

WE,  CHANGEPOINT CORPORATION
     ("SUBTENANT")

hereby offer to sublease from the Sublandlord, through Colliers Macaulay Nicolls (Ontario) Inc., ("Agent") upon the following terms and conditions, approximately 4,396 square feet of Rentable Area (hereafter referred to as the "Subleased Premises") in the Building located at 1595 Sixteenth Avenue, Toronto, Ontario being a portion of the third (3rd) floor.

The area of the Subleased Premises is shown outlined in heavy black on the plan attached hereto as Schedule "A".


1.   TERM

     The Term of the lease shall be seven (7) months commencing on the 1st day of March, 2000 (the "Commencement Date") and ending on the 30th day of September, 2000, (the "Termination Date").


2.   GROSS RENT

     Based on the Subleased Premises containing approximately 4,390 square feet of Rentable Area, the Subtenant shall pay to the Sublandlord the following gross rent (the "Gross Rent") payable in advance on the 1st day of each and every month during the Term in accordance with the following schedule:

          $8,571.43 per month gross, plus applicable G.S.T.

     Gross rent includes all net or basic rent and the provision for realty taxes, hydro and operating costs.

OFFER TO SUBLEASE                                                      Page 2


3.   "AS IS" CONDITION

     The Premises shall be accepted on an "as is" basis. The Subtenant shall be permitted to install new leasehold improvements or make alterations to the existing leasehold improvements upon approval by the Sublandlord and Head Landlord, subject to the provisions as contained in the Head Lease.


4.   SUBLANDLORD'S WORK

     The Sublandlord will complete the following work in the Subleased Premises at its expense prior to the Commencement Date:

     (a)  Subleased Premises clean and free of debris or garbage; and


5.   SYSTEM FURNITURE

     The Sublandlord will include for the Subtenant the existing system furniture in the Subleased Premises at no additional cost.


6.   DEPOSIT

     A cheque for SEVENTEEN THOUSAND ONE HUNDRED AND FORTY-TWO DOLLARS AND EIGHTY-SIX CENTS ($17,142.86) (the "Deposit") payable to the Agent, Colliers Macaulay Nicolls, in trust, shall be tendered within five (5) business days of unconditional acceptance of this agreement to apply as a deposit and to be applied in payment of the first rents due hereunder. Such Deposit shall be held by the Agent "in Trust" in an interest bearing account with interest credited to the Subtenant until the Commencement Date or as otherwise agreed between the parties.


7.   HEAD LEASE

     The Subtenant shall abide by the terms and conditions of the Head Lease dated July 8, 1996 and as extended October 15, 1998 between Menkes Office Parks Ltd., Investors Group Trust Company Ltd. As Trustee for Investors Real Property Fund (herein referred to as "Head Landlord") and Wall Data Incorporated (herein referred to as "Sublandlord"). The Subtenant acknowledges receiving a true copy of the Head Lease Agreement.

OFFER TO SUBLEASE                                                      Page 3


8.   SUBLEASE

     Should the parties so elect, a Sublease Agreement shall be executed and shall be in the Head Landlord's standard form, incorporating the terms of this Offer (the "Sublease") and subject to the changes as are mutually agreed upon by the Sublandlord, Subtenant and Head Landlord acting reasonably. The form of Sublease shall be prepared by the Head Landlord and shall be delivered by the Head Landlord to the Subtenant or Sublandlord within ten (10) days after acceptance of this Offer. If required, the Sublease shall be executed and delivered by the Subtenant to the Sublandlord within thirty (30) days of receipt by the Subtenant but in any event before commencement of any construction and before the date of Commencement of the Term and prior to the Subtenant taking occupancy.


9.   FIXTURING PERIOD & EARLY OCCUPANCY

     The Subtenant shall have access to the Building and Subleased Premises for the purposes of planning, engineering, design and staff announcements free of any Basic Rent of Additional Rent charges.

     Provided the Sublease has been executed by both parties or upon written approval of the Sublandlord and Head Landlord, the Subtenant will have access to the Subleased Premises free of Basic Rent, Additional Rent and Hydro immediately upon unconditional acceptance by both parties of this Agreement until the Commencement Date for the purpose of carrying out the Subtenant's Work ("Fixturing Period"). During said Fixturing Period, there shall be no supervision fees payable by the Subtenant relating to the initial construction of the Subtenant's leasehold construction. Contractor(s) must abide by the Building's rules and regulations relating to construction, as per the Head Lease.

OFFER TO SUBLEASE                                                      Page 4


10.  PARKING

     The Subtenant shall be entitled but not obligated during the Term of the Sublease to have the use of up to twelve (12) unreserved parking stalls located in the parking facility of the Building at no additional cost as per the Head Lease.


11.  USE

     The Subtenant shall use the Subleased Premises as an office for the provision a general sales and administrative office in all its aspects as offered by the Subtenant, in accordance with existing zoning by-laws.


12.  ASSIGNMENT/SUBLET

     The Subtenant shall not assign this Offer to Sublease or the Sublease resulting herefrom or sublet or part with possession of all or part of the Subleased Premises or mortgage or encumber the Sublease without the prior written consent of the Sublandlord and Head Landlord and in accordance with the terms of the Sublease, which consent shall not be unreasonably withheld or delayed.


13.  NO REPRESENTATIONS

     There are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this agreement expressed or implied, collateral or otherwise, except as expressly set forth herein and in the Sublease.


14.  HEAD LANDLORD APPROVAL - CONDITION

     This Offer to Sublease shall be subject to the approval of the Head Landlord as contained in the provisions of the Head Lease.


15.  NO RESTORATION

     The Subtenant shall not be required to return the Subleased Premises to base building condition or remove its leasehold improvement at the expiry of the sublease term or earlier termination thereof. The Subtenant shall have the right but not the obligation to remove its

OFFER TO SUBLEASE                                                      Page 5


     fixtures, subject to the Sublandlord's approval, acting reasonably, provided any damage is repaired by the Subtenant.


16.  SIGNAGE

     The Subtenant shall be permitted to have Building standard directory board signage at the cost of the Subtenant.


17.  TIME OF THE ESSENCE

     Time shall be of the essence of this agreement and the transactions contemplated herein, provided that the time for doing or completing any matter herein may be amended by an agreement in writing signed by both parties.


18.  DEFINITIONS

     Words defined in the Sublease and used herein shall have the same meaning ascribed to them by the Head Lease.


19.  ENUREMENT

     This Offer and the agreement resulting herefrom shall enure to and be binding upon the parties hereto there, and their respective successors and assigns.


20.  WAIVER TO AGENT

     The parties to this agreement acknowledge that the Agent has recommended that they obtain advice from their legal Counsel prior to signing this document. The parties further acknowledge that the information provided by the Agent is not legal, accounting, environmental or tax advice, and the parties are cautioned not to rely on any such information without seeking specific legal, accounting, environmental or tax advice with respect to their unique circumstances.


21.  G.S.T.

     All amounts referred to in this Offer are quoted prior to inclusion of goods and services taxes.

OFFER TO SUBLEASE                                                      Page 6


22.  TIME FOR ACCEPTANCE

     This Offer shall be irrevocable and open for acceptance until 3:00 p.m. on the 9th day of February, 2000 after which time, if not accepted, this Offer shall be null and void and the Deposit shall be returned in full.

     Acceptance of this Offer may be communicated by facsimile transmission of an accepted Offer or by delivery of such facsimile without limiting other methods of communicating acceptance available to the parties.


Dated at _____________ this __________ day of ______________, 2000.


                                       CHANGEPOINT CORPORATION

______________________                 per: _________________________
Witness                                                          Date

                                       Title: _______________________


                                 ACCEPTANCE

We hereby agree that the above correctly sets forth the terms of our agreement and undertake to carry out the provisions thereof.


Dated at    Kirkland    this    9th    day of    February   , 2000.
         --------------      ---------        --------------


                                       WALL DATA INCORPORATED

                                       per: /s/ [ILLEGIBLE]   2/09/00
----------------------                      -------------------------
Witness                                                          Date

                                       Title: _______________________

                                  SCHEDULE "A"

Attached hereto and forming an integral part of this Offer to Sublease between WALL DATA INCORPORATED (Sublandlord) and CHANGEPOINT CORPORATION (Subtenant) to be initialled by both parties for identification purposes.
-------------------------------------------------------------------------

1595 16th AVENUE
SUITE 303
RICHMOND HILL

[FLOOR PLAN]

                           CONSENT TO SUBLEASE

           THIS AGREEMENT made as of this 1st day of March, 2000,

B E T W E E N :

                 MENKES OFFICE PARKS LTD. and INVESTORS GROUP
                 TRUST CO. LTD., as Trustee for INVESTORS REAL
                 PROPERTY FUND

                 (hereinafter called the "LANDLORD")

                                                        OF THE FIRST PART

A N D :

                 WALL DATA INCORPORATED

                 (hereinafter called the "TENANT")

                                                       OF THE SECOND PART

A N D :

                 CHANGEPOINT CORPORATION

                 (hereinafter called the "SUBTENANT"

                                                        OF THE THIRD PART

WHEREAS:

     (a) by a lease dated the 8th day of July, 1996 (the "Lease"), the Landlord leased to the Tenant premises known as Suite 303, 1595-16th Avenue, Richmond Hill, Ontario (the
          "Premises"), subject to the terms, covenants, provisos and conditions therein set forth;

     (b) the Tenant intends to sublease by an offer to sublease agreement dated January 25th, 2000, a copy of which the Landlord is in receipt of, (the "Sublease") to the Subtenant and the Tenant and the Subtenant have applied to the Landlord for consent to the Sublease.

NOW THIS INDENTURE WITNESSETH that in consideration of the covenants herein exchanged the Parties agree as follows:

1. Subject to the provisions of this Agreement, the Landlord does herein consent to such Sublease.

2. The Tenant acknowledges that notwithstanding such consent and Sublease, the Tenant shall not be relieved of any of the covenants, provisos, conditions and agreements set forth in the Lease and that this Consent shall not be deemed to permit any further subletting. The Tenant further acknowledges that the execution of this Consent to Sublease by the Landlord does not imply approval by the Landlord of the provisions of the sublease agreement to be entered into by the Tenant and Subtenant.

3. The Tenant and Subtenant acknowledge and agree that the payment of Base Rent and Additional Rent required under the Lease shall continue to be payable to the Landlord by the Tenant at the times required, provided that in the event of default by the Tenant in the payment of Base Rent or Additional Rent, the Landlord shall have the right to collect the rent payable by the Subtenant pursuant to the terms and conditions of the Sublease directly from the Subtenant as agent for the Tenant and to apply any rent so collected against rental arrears owing by the Tenant to the Landlord.

     The Tenant and the Subtenant hereby acknowledge that the Landlord shall exercise this right to collect the rent payable pursuant to the Sublease by giving written notice to the Tenant and the Subtenant. The Subtenant covenants and agrees to thereafter pay such rent to the Landlord until such time as the Landlord notifies the Subtenant that the default has been cured by the Tenant. It is acknowledged that any such collection of rent by the Landlord from the Subtenant shall not be construed as to create a landlord/tenant relationship between the Landlord and the Subtenant and shall in no way limit the Tenant's liability to pay all rent outstanding under the Lease or in any way limit the Landlord's rights and remedies under the Lease or at law.

4. The Tenant and Subtenant covenant and agree with the Landlord that no leasehold improvements or alterations to the Premises will be performed until the Landlord's prior written consent has been obtained. It is acknowledged and agreed by the Tenant that any improvements or alterations to be performed by the Subtenant shall be subject to the requirement of the Landlord that same are removed on the termination date of the Lease and the Premises restored to their former condition. The Tenant acknowledges that any installation of cabling shall be construed as an alteration to be removed and restored.

5. This Consent to Sublease is not personally binding upon and resort shall not be had nor shall recourse or satisfaction be sought from the private property of any of the unit holders of Investors Real Property Fund (the "Fund"), trustees, officers, directors, employees or agents of the trustee or manager of the fund, it being intended and agreed that only the property of the fund shall be bound by this Consent to Sublease. Only the co-tenancy interests of the Landlord shall be bound hereby and the obligations hereunder are not binding upon the Landlord in any other respect nor shall resort be had to any other property of the Landlord. The rights and obligations of the Landlord hereunder shall in every case be several and proportionate and not joint or joint and several.

6. The Tenant and Subtenant covenant and agree with the Landlord not to amend the terms of the Sublease without the consent in writing of the Landlord.

7. The Subtenant covenants and agrees to abide by all the terms, covenants, provisos, conditions and agreements contained in the Lease save for the payment of Base Rent and Additional Rent.

8. The Tenant agrees that in consideration of the Landlord giving such consent, it shall pay any fee charged by the Landlord or its solicitor for processing this Agreement.

9. The Subtenant covenants and agrees with the Landlord that if the Lease is terminated for any reason or surrendered, that from such date of termination or surrender the Sublease shall be deemed to be terminated.

10. This Agreement shall enure to and be binding upon the respective heirs, executors, administrators and successors and permitted assigns of the Parties hereto.

IN WITNESS WHEREOF the parties hereto have hereunto caused to be affixed their corporate seals duly attested to by the hands of their respective proper signing officers authorized in that behalf the day and year first above written.

                                  MENKES OFFICE PARKS LTD.


                                  Per: /s/ illegible
                                       ----------------------------------
                                          [Authorized Signing Officer]


                                  Per: __________________________________
                                          [Authorized Signing Officer]


                                  INVESTORS GROUP TRUST CO. LTD.
                                  as Trustee for INVESTORS REAL PROPERTY
                                  FUND


                                  Per: /s/ Robert G. Darling
                                       ----------------------------------
                                          [Authorized Signing Officer]
                                        Robert G. Darling  Vice President


                                  Per: /s/ Murray J. Mitchell
                                       ----------------------------------
                                          [Authorized Signing Officer]
                                   Murray J. Mitchell  Assistant Secretary


                                  WALL DATA INCORPORATED


                                  Per: /s/ illegible
                                       ----------------------------------
                                          [Authorized Signing Officer]


                                  Per: __________________________________
                                          [Authorized Signing Officer]


                                  CHANGEPOINT CORPORATION



                                  Per: /s/ John Anhang
                                       ----------------------------------
                                          [Authorized Signing Officer]


                                  Per: __________________________________
                                          [Authorized Signing Officer]